                                                                    EXHIBIT 10.1



*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.


                                                                  EXECUTION COPY



                                  ------------



                               CORIXA CORPORATION

                                       AND

                           KIRIN BREWERY COMPANY, LTD.


                                  ------------



                              LICENSE, DEVELOPMENT

                                       AND

                                COMMERCIALIZATION

                                    AGREEMENT


                                  ------------

                                TABLE OF CONTENTS


                                                                                         PAGE

1.      DEFINITIONS.........................................................................1

2.      SCOPE OF RESEARCH PROGRAM; CLINICAL DEVELOPMENT PROGRAM AND COMMERCIALIZATION
        PROGRAM............................................................................11

        2.1    Research Program............................................................11

        2.2    Territory A Clinical Development Program....................................12

        2.3    Territory B Clinical Development Program....................................13

        2.4    Territory C Clinical Development............................................13

        2.5    [*] Licensed Products.......................................................14

        2.6    Freedom to Conduct Clinical Trials..........................................14

        2.7    Commercialization Program...................................................14

3.      DEVELOPMENT STEERING COMMITTEE; COMMERCIALIZATION STEERING COMMITTEE;
        INFORMATION SHARING................................................................15

        3.1    Development Steering Committee and Clinical Development Program.............15

        3.2    Commercialization Steering Committee and Commercialization Program..........16

        3.3    Information Sharing.........................................................17

4.      LICENSE GRANTS.....................................................................19

        4.1    License.....................................................................19

        4.2    Additional Technology.......................................................22

        4.3    Sublicenses of Third Party Rights to Kirin..................................24

        4.4    Exploitation of Joint Inventions and Joint Patents..........................25

5.      RESEARCH AND DEVELOPMENT FUNDING AND COSTS.........................................25

        5.1    Lump-sum Research Funding...................................................25

        5.2    Milestone Payments..........................................................25

        5.3    Research Costs..............................................................26

        5.4    Development Costs...........................................................26

        5.5    Commercialization Costs.....................................................26

6.      NET PROCEEDS SHARING AND ROYALTY PAYMENTS..........................................26

        6.1    Net Proceeds................................................................26

        6.2    Royalties and Transfer Prices for Licensed Products.........................27


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
                                                                                         PAGE

        6.3    Royalty Reduction for Non-Coverage of Licensed Products by Valid Claims.....30

        6.4    Royalty Adjustment for Assignment or License of [*].........................30

        6.5    Combination Products........................................................30

        6.6    Royalty Term; Single Royalty; No Right of Offset............................31

        6.7    Payments and Currency.......................................................31

        6.8    Withholding Taxes...........................................................31

        6.9    Currency Transfer Restrictions..............................................32

        6.10   Payments Upon Termination...................................................32

7.      REPORTS, PAYMENTS AND ACCOUNTING...................................................32

        7.1    Payments and Reports........................................................32

        7.2    Accounting..................................................................33

        7.3    Confidentiality of Reports..................................................33

8.      STANDARDS OF PERFORMANCE IN RESEARCH, DEVELOPMENT AND COMMERCIALIZATION............34

        8.1    Diligence in Research, Development, and Commercialization...................34

        8.2    Regulatory Matters and Compliance...........................................34

9.      MANUFACTURING; SUPPLY..............................................................35

        9.1    Materials...................................................................35

        9.2    Delivery....................................................................35

        9.3    Supply Agreement............................................................35

10.     INVENTIONS AND IMPROVEMENTS........................................................36

        10.1   Inventions..................................................................36

        10.2   Improvements................................................................36

11.     PATENTS; PROSECUTION AND LITIGATION................................................36

        11.1   Filing, Prosecution and Maintenance.........................................36

        11.2   Defense.....................................................................38

        11.3   Enforcement.................................................................39

        11.4   Recovery Sharing............................................................39

        11.5   Interference Proceedings....................................................40
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                                TABLE OF CONTENTS
                                   (continued)


                                                                                         PAGE

        11.6   Status Updates..............................................................40

12.     CONFIDENTIALITY; PUBLICITY; PUBLICATIONS...........................................40

        12.1   Disclosure of Inventions....................................................40

        12.2   Safety......................................................................40

        12.3   Confidential Information....................................................41

        12.4   Permitted Disclosures.......................................................41

        12.5   Bankruptcy Procedures.......................................................42

        12.6   Press Release...............................................................42

        12.7   Publicity...................................................................42

13.     GOVERNING LAW; DISPUTE RESOLUTION..................................................42

        13.1   Governing Law...............................................................42

        13.2   Dispute Resolution..........................................................43

14.     TRADEMARKS.........................................................................44

        14.1   Trademark Ownership.........................................................44

        14.2   Trademark Licenses..........................................................44

        14.3   Trademark Use Requirements..................................................45

        14.4   Infringement of Licensed Product Trademarks.................................45

15.     MISCELLANEOUS......................................................................45

        15.1   Force Majeure...............................................................45

        15.2   Severability................................................................46

        15.3   Entire Agreement............................................................46

        15.4   Modification................................................................46

        15.5   Waiver......................................................................46

        15.6   Independent Contractors.....................................................46

        15.7   Further Actions.............................................................46

        15.8   Nature of Agreement.........................................................47

        15.9   Counterparts................................................................47

        15.10  Headings....................................................................47

        15.11  No Right to Use Names.......................................................47

        15.12  Notice Procedure and Effectiveness..........................................47

16.     ASSIGNMENT.........................................................................48
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                                   (continued)


                                                                                         PAGE

17.     WARRANTIES, REPRESENTATIONS AND COVENANTS; INSURANCE...............................48

        17.1   Mutual Warranties, Representations and Covenants............................48

        17.2   Corixa Warranties, Representations and Covenants............................49

        17.3   Kirin Representation, Warranty and Covenant.................................51

        17.4   Disclaimer..................................................................51

        17.5   Insurance...................................................................51

        17.6   LIMITED LIABILITY...........................................................52

18.     TERM AND TERMINATION...............................................................53

        18.1   General.....................................................................53

        18.2   Term........................................................................53

        18.3   Termination for Breach......................................................53

        18.4   Kirin Early Termination Option..............................................54

        18.5   Termination For Scientific Reasons..........................................55

        18.6   Kirin Right to Terminate....................................................57

        18.7   Termination on Bankruptcy...................................................58

        18.8   Other No-Fee Termination....................................................58

        18.9   Termination By Mutual Agreement.............................................60

        18.10  Suspension of Performance...................................................60

19.     ADDITIONAL RIGHTS AND DUTIES UPON TERMINATION......................................60

        19.1   Accrued Payments............................................................60

        19.2   Inventory Sell-Off..........................................................61

        19.3   Know-How....................................................................61

        19.4   Joint Inventions and Joint Patents..........................................61

        19.5   Licensed Trademarks.........................................................61

        19.6   Confidential Information....................................................62

        19.7   Cooperation.................................................................62

        19.8   Survival....................................................................62

20.     INDEMNIFICATION....................................................................63

        20.1   Indemnification.............................................................63

        20.2   Procedure...................................................................63

        20.3   Cooperation.................................................................63
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                                   (continued)


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
                                                                                         PAGE

        20.4   Settlement..................................................................63

                                    EXHIBITS


          Exhibit A                 Corixa WT-1 Patents

          Exhibit A-1               Corixa Adjuvants

          Exhibit A-2               Corixa Adjuvant Patents

          Exhibit A-3               Corixa [*] Patents

          Exhibit B                 List of Third Party Agreements

          Exhibit B-1               Copy of [*] Agreement

          Exhibit C                 Supply Agreement Minimum Terms and
                                    Conditions

          Exhibit D                 Cost- and Revenue-Sharing Methodology

          Exhibit E                 Third Party Agreement Royalties
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                            LICENSE, DEVELOPMENT AND
                           COMMERCIALIZATION AGREEMENT


        This LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (together with the attachments and exhibits hereto, the "Agreement") is entered into as of November 27, 2002 (the "Effective Date") by and between Corixa Corporation, a corporation organized and existing under the laws of the State of Delaware and having its principal office at 1124 Columbia Street, Suite 200, Seattle,
Washington, and Kirin Brewery Company, Ltd., a corporation organized and existing under the laws of Japan and having its principal office at 10-1
Shinkawa 2-chome, Chuo-Ku, Tokyo 104-8288, Japan.

                                    RECITALS

        WHEREAS, Corixa has scientific expertise, proprietary information and biological materials related to antigen discovery and vaccine development;

        WHEREAS, Kirin has expertise in developing and commercializing therapeutic products;

        WHEREAS, Corixa and Kirin desire to collaborate in the development and commercialization of vaccine products for the treatment of leukemia and other cancers, which vaccines will contain certain protein, peptide or DNA antigens;
and

        WHEREAS, Corixa has agreed to license to Kirin in certain territories certain intellectual property rights related to the Collaboration (as defined herein), including discoveries to be made during the Collaboration, subject to the terms and conditions of this Agreement.

        NOW, THEREFORE, for and in consideration of the mutual observance of the covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS.

        All references to particular Exhibits, Articles and Sections shall mean the Exhibits to, and Articles and Sections of, this Agreement, unless otherwise specified. References to this "Agreement" include the Exhibits. For the purposes of this Agreement, the following words and phrases shall have the following meanings:

        1.1 "Additional Technology" shall have the meaning set forth in Section
4.2(a).

        1.2 "Affiliate" of an entity means, for so long as one of the following relationships is maintained, any corporation or other business entity owned by, owning, or under common ownership with a party to this Agreement, whether directly or indirectly, to the extent of more than fifty percent (50%) of the equity or other ownership interest (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity, or any person, firm, partnership, corporation, or other entity actually controlled by, controlling or under common control with a party to this Agreement, whether directly or indirectly.




        1.3 "Asia" shall mean the countries of Afghanistan, Australia, Bahrain, Bangladesh, Bhutan, Brunei, Burma (Myanmar), Cambodia, East Timor, India, Indonesia, Iran, Iraq, Israel, Japan, Jordan, Kuwait, Laos, Lebanon, Malaysia, Mongolia, Nepal, New Zealand, North Korea, Oman, Pakistan, Papua New Guinea, the People's Republic of China and its territories, possessions and protectorates (including Hong Kong and Macao), Philippines, Qatar, Saudi Arabia, Singapore, South Korea, South Yemen, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, Vietnam, and Yemen.

        1.4 "Clinical Development Program" shall mean the Territory A Clinical Development Program and the Territory B Clinical Development Program, collectively.

        1.5 "Collaboration" means the joint collaboration of Corixa and Kirin pursuant to the terms of this Agreement, as described in the Research Program, the Clinical Development Program, and the Commercialization Program.

        1.6 "Combination Product" shall have the meaning set forth in Section
6.5.

        1.7 "Commercialization Steering Committee" shall have the meaning set forth in Section 3.2.

        1.8 "Commercially Reasonable and Diligent Efforts" shall mean those efforts and the deployment of resources consistent with the exercise of reasonable and prudent scientific and business judgment, as applied to other pharmaceutical products of similar potential, characteristics and market size by the party in question, and in no event less than commensurate with those efforts and resources prescribed by the Development Steering Committee for Territory B (taking into account, as applicable, territorial differences, regulatory issues, differences in timing and deadlines as set forth herein, and other reasonable differences between Territory B and the territory in question).

        1.9 "Corixa" shall mean Corixa Corporation and each of its Affiliates.

        1.10 "Corixa Adjuvant" shall mean any adjuvant (a) that is developed, owned or in-licensed by Corixa (solely or jointly with a Third Party) as of the Effective Date and identified on Exhibit A-1 (together with any improvements, enhancements or modifications thereto developed, owned or in-licensed by Corixa (solely or jointly with a Third Party) as of the Effective Date or thereafter during the Term); (b) as to which and to the extent that Corixa has the right to license or sublicense to Kirin hereunder as of the Effective Date (or, as applicable, as of the date such adjuvant identified on Exhibit A-1 (or an improvement, enhancement or modification thereto) is first developed, owned or in-licensed by Corixa) without payment of royalties or other fees on account of such license or sublicense other than those fees or royalties allocated by the parties in accordance with Section 4.2(a) or as otherwise agreed; and (c) that is covered by one (1) or more Valid Claim(s) of any of the Corixa Adjuvant Patents.

        1.11 "Corixa Adjuvant Patents" shall mean: (a) all patents and patent applications that are identified on Exhibit A-2 attached hereto; and (b) all patents and patent applications anywhere in, covering or otherwise applicable to activities occurring in Territory A or Territory B owned or in-licensed by Corixa (solely or jointly with a Third Party) as to which and to the extent that Corixa has the right to license or sublicense to Kirin hereunder without payment of royalties or other fees on account of such license or sublicense other than those fees or royalties allocated by the parties in accordance with
Section 4.2(a) or as otherwise agreed, (i) that claim inventions or discoveries that are made, conceived, developed, or reduced to practice solely by Corixa's employees, agents and/or licensor(s) or jointly by Corixa's employees, agents and/or licensor(s) with any Third Party, and (ii) that either (A) generically or specifically claim all or any part of any adjuvant technology (including any Corixa Adjuvant technology), any process required or useful for manufacturing any such adjuvant technology, any intermediates used in any such process, or any use of any such adjuvant technology, in all such cases that is developed, owned or in-licensed by Corixa as of the Effective Date, or any improvements, enhancements or modifications to the foregoing developed, owned or in-licensed by Corixa as of the Effective Date or during the Term or (B) are necessary in connection with the manufacture, use or sale of any such adjuvant technology or other technology described in foregoing subsection (A). Included within this definition of Corixa Adjuvant Patents are any patents issuing anywhere in the world from any of the foregoing patent applications, and any continuations, continuations-in-part (solely to the extent such continuation(s)-in-part contains subject matter on which claims issuing obtain the benefit of a priority date of any other patent application included herein), divisions, patents of addition, reissues, renewals, registrations, confirmations, reexamination certificates, revalidations, substitutions, extensions and/or foreign counter-parts, anywhere in the world, of any of the foregoing patents or patent applications. Corixa Adjuvant Patents shall specifically not include Corixa WT-1 Patents, Corixa [*] Patents, Kirin Patents, or Joint Patents.

        1.12 "Corixa Know-How" shall mean all technical information, materials and know-how, including, without limitation, all biological, chemical, pharmacological, toxicological, clinical, assay, control and manufacturing data, methods, processes, formulas, protocols, techniques, trade secrets, other proprietary capabilities and any other data, information or manufacturing or related technology relating to [*], Corixa Adjuvants or any Licensed Product and that can reasonably be deemed to be useful for the development and/or commercialization of any Licensed Product, and strains, samples, analytical tools, libraries, clones, etc., thereof, in each case (a) to the extent the foregoing is developed, owned or in-licensed by Corixa (solely or jointly with a Third Party) as of the Effective Date or during the Term and (b) to the extent to which Corixa has or obtains the right to license or sublicense a third party as of the Effective Date or during the Term under the terms and conditions hereof without payment of royalties or other fees on account of such license or sublicense other than those fees or royalties allocated by the parties in accordance with Section 4.2(a) or as otherwise agreed.

        1.13 "Corixa [*] Patents" shall mean: (a) all patents and patent applications that are identified on Exhibit A-3 attached hereto; and (b) all patents and patent applications anywhere in, covering or otherwise applicable to activities occurring in Territory A or Territory B owned or in-licensed by Corixa (solely or jointly with a Third Party) as to which and to the extent that Corixa has the right to license or sublicense to Kirin hereunder without payment of royalties or other fees on account of such license or sublicense other than those fees or royalties required under any Third Party Agreement, or allocated by the parties in accordance with Section 4.2(a), or as otherwise agreed, (i) that claim inventions or discoveries that are made, conceived, developed, or reduced to practice solely by Corixa's employees, agents and/or licensor(s) or


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                                      -3-
jointly by Corixa's employees, agents and/or licensor(s) with any Third Party, and (ii) that either (A) generically or specifically claim all or any part of any [*] technology (including any [*] technology), any process required or useful for manufacturing any such [*] technology, any intermediates used in any such process, or any use of any such [*] technology, in all such cases that is developed, owned or in-licensed by Corixa as of the Effective Date, or any improvements, enhancements or modifications to the foregoing developed, owned or in-licensed by Corixa as of the Effective Date or during the Term or (B) are necessary in connection with the manufacture, use or sale of any such [*] technology or other technology described in foregoing subsection (A). Included within this definition of Corixa [*] Patents are any patents issuing anywhere in the world from any of the foregoing patent applications, and any continuations, continuations-in-part (solely to the extent such continuation(s)-in-part contains subject matter on which claims issuing obtain the benefit of a priority date of any other patent application included herein), divisions, patents of addition, reissues, renewals, registrations, confirmations, reexamination certificates, revalidations, substitutions, extensions and/or foreign counter-parts, anywhere in the world, of any of the foregoing patents or patent applications. Corixa [*] Patents shall specifically not include Corixa WT-1 Patents, Corixa Adjuvant Patents, Kirin Patents, or Joint Patents.

        1.14 "Corixa WT-1 Patents" shall mean: (a) all patents and patent applications that are identified on Exhibit A attached hereto; and (b) all patents and patent applications anywhere in, covering or otherwise applicable to activities occurring in Territory A or Territory B owned or in-licensed by Corixa (solely or jointly with a Third Party) in each case as of the Effective Date or at any time during the Term, as to which and to the extent that Corixa has the right to license to Kirin hereunder without payment of royalties or other fees on account of such license or sublicense other than those fees or royalties required under any Third Party Agreement, or allocated by the parties in accordance with Section 4.2(a), or as otherwise agreed, (i) that claim inventions or discoveries that are made, conceived, developed, or reduced to practice solely by Corixa's employees, agents and/or licensor(s) or jointly by Corixa's employees, agents and/or licensor(s) with any Third Party, and (ii) that either (A) generically or specifically claim all or any part of the WT-1 Antigen or any Licensed Product, improvements, enhancements or modifications on the WT-1 Antigen or any Licensed Product, any process required or useful for manufacturing the WT-1 Antigen or any Licensed Product, intermediates used in any such process, or any use of the WT-1 Antigen or any Licensed Product, or (B) are necessary in connection with or that otherwise cover the manufacture, use or sale of any WT-1 Antigen or Licensed Product. Included within this definition of Corixa WT-1 Patents are any patents issuing anywhere in the world from any of the foregoing patent applications, and any continuations, continuations-in-part (solely to the extent such continuation(s)-in-part contains subject matter on which claims issuing obtain the benefit of a priority date of any other patent application included herein), divisions, patents of addition, reissues, renewals, registrations, confirmations, reexamination certificates, revalidations, substitutions, extensions and/or foreign counter-parts, anywhere in the world, of any of the foregoing patents or patent applications. Corixa WT-1 Patents shall specifically not include Corixa Adjuvant Patents, Corixa [*] Patents, Kirin Patents, or Joint Patents.

        1.15 "Costs" shall have the meaning set forth in Exhibit D.


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        1.16 "Current Good Manufacturing Practices" or "cGMP" shall mean those good manufacturing practices as set forth in the applicable provisions of 21 C.F.R. Sections 210 and 211 and/or any other similar applicable rules, regulations or requirements governing comparable good manufacturing practices issued by appropriate regulatory authorities of applicable jurisdiction(s).

        1.17 "Development Period" shall mean the period commencing upon the Effective Date and ending upon the last regulatory approval to occur in the U.S. or Japan of all regulatory approvals for Licensed Products for which the parties seek regulatory approval hereunder (for so long as such approvals are still pending).

        1.18 "Development Steering Committee" shall have the meaning set forth in Section 3.1(a).

        1.19 "Europe" shall mean the countries, territories, and republics (as applicable) of Albania, Andorra, Austria, Belarus, Belgium, Bosnia-Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Macedonia, Malta, Moldova, Monaco, the Netherlands, Norway, Poland, Portugal, Romania, San Marino, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, Ukraine, and Vatican City, and all countries, territories and republics of the former Yugoslavia and former republics of the Soviet Union that are not otherwise specifically set forth in this Section.

        1.20 "Ex Vivo Licensed Product" means any Licensed Product that is administered through the use of [*] or [*] therapy.

        1.21 "Fully Burdened Manufacturing Cost" shall mean with respect to units of a particular Licensed Product: (a) the variable costs and fixed costs properly and reasonably incurred by a party associated with the manufacture (inclusive of finishing processes including filling, packaging, labeling and/or other preparation), quality assurance, quality control and other testing, storage and shipping of batches of such units of Licensed Product; or (b) if such units or portions of Licensed Product are not manufactured by a party or an Affiliate thereof, the reasonable amounts paid to the vendor plus out-of-pocket costs directly associated with acquisition from such vendor; in either event in accordance with GAAP or where applicable, GAAP Counterpart. For purposes of this
Section: (i) "variable costs" shall be deemed to be the cost of labor, raw materials, supplies and other resources directly consumed in the manufacture, quality assurance, quality control and other testing, storage and shipping of batches of such Licensed Product; and (ii) "fixed costs" shall be deemed to be the cost of facilities, utilities, insurance, facility and equipment depreciation, and other fixed costs to the extent fairly and reasonably attributable and allocable to the manufacture, quality assurance, quality control and other testing, storage and shipping of batches of such Licensed Product, but excluding any costs relating to excess facility capacity and idle facility time. Fixed costs shall be allocated to a given Licensed Product based upon the proportion of such costs attributable to the support of the manufacturing, quality assurance, quality control and other testing, storage and shipping processes for such Licensed Product. If a facility is used to manufacture Licensed Product and


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products for other programs of either party or an Affiliate thereof, fixed costs shall be allocated in proportion to the use of such facility for the manufacture of Licensed Product and products for such other programs.

        1.22 "GAAP" or "U.S. generally accepted accounting principles" shall mean the conventions, rules and procedures governing accounting practices as established, and revised or amended, by the U.S. Financial Accounting Standards Board or the U.S. Securities and Exchange Commission or other rulemaking bodies, consistently applied.

        1.23 "GAAP Counterpart" shall mean the accounting conventions, rules and procedures governing accounting practices as established, and revised or amended, by the applicable accounting standards organization or governmental or regulatory authority(ies) of a country(ies) other than the United States, consistently applied.

        1.24 "[*] Claim" shall mean any issued patent issued on or claiming priority from the [*] application [*] or any other issued patent issued on or claiming priority from the patent application [*] (dated [*]), including continuations, continuations-in-part (solely to the extent such continuation(s)-in-part contains subject matter on which claims issuing obtain the benefit of a priority date of any other patent application included in this paragraph), divisions, patents of addition, reissues, renewals, registrations, confirmations, reexamination certificates, confirmations, registrations, revalidations, substitutions, extensions and/or foreign counterparts, anywhere in the world, of any of the foregoing patents or patent applications.

        1.25 "IND" shall mean an effective Notice of a Claimed Investigational New Drug Exemption, as defined in Title 21 of the Code of Federal Regulations, on file with the U.S. Food and Drug Administration (or any successor entity) before the commencement of clinical trials of products in humans, or any comparable filing in a foreign jurisdiction with a relevant regulatory agency or other governmental entity.

        1.26 "Joint Patents" shall mean all patents and patent applications that cover Joint Inventions and which generically or specifically claim all or any part of any Licensed Product, improvements on any Licensed Product, any process required or useful for manufacturing any Licensed Product, intermediates used in any such process, or any use of any Licensed Product. Included with this definition of Joint Patents are any continuations, continuations-in-part (solely to the extent such continuation(s)-in-part contains subject matter on which claims issuing obtain the benefit of a priority date of any other patent application included herein), divisions, patents of addition, reissues, renewals, registrations, confirmations, reexamination certificates, revalidations, substitutions, extensions and/or foreign counter-parts, anywhere in the world, of any of the foregoing patents or patent applications. In no event shall Joint Patents be deemed to include Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, or Kirin Patents.

        1.27 "Joint Inventions" shall have the meaning set forth in Section 10.

        1.28 "Kirin" shall mean Kirin Brewery Company, Ltd. and each of its Affiliates.


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        1.29 "Kirin Know-How" shall mean all technical information, materials and know-how including, without limitation, all biological, chemical, pharmacological, toxicological, clinical, assay, control and manufacturing data, methods, processes, formulas, protocols, techniques, trade secrets, other proprietary capabilities, and any other data, information, adjuvant technology or manufacturing or related technology relating to adjuvants or any Licensed Product that can reasonably be deemed to be useful for the development and/or commercialization of any Licensed Product and strains, samples, analytical tools, libraries, clones, etc., thereof, in each case (a) to the extent the foregoing is developed, owned or in-licensed by Kirin (solely or jointly with a Third Party) as of the Effective Date or during the Term and (b) to the extent to which Kirin has or obtains the right to license or sublicense to a third party as of the Effective Date or during the Term under the terms and conditions hereof without payment of royalties or other fees on account of such license or sublicense other than those fees or royalties allocated by the parties in accordance with Section 4.2(a) or as otherwise agreed.

        1.30 "Kirin Patents" shall mean all patents and patent applications anywhere in, covering or otherwise applicable to activities occurring in Territory A or Territory B owned or in-licensed by Kirin (solely or jointly with a Third Party), in each case as of the Effective Date or at any time during the Term, as to which and to the extent that Kirin has the right to license to Corixa hereunder without payment of royalties or other fees on account of such license or sublicense other than those fees or royalties allocated by the parties in accordance with Section 4.2(a), or as otherwise agreed, (a) that claim inventions or discoveries that are made, conceived, developed, or reduced to practice solely by Kirin's employees, agents and/or licensor(s) or jointly by Kirin's employees, agents and/or licensor(s) with any Third Party, and (b) that either (i) generically or specifically claim all or any part of any Licensed Product, improvements, enhancements or modifications on any Licensed Product, any process required or useful for manufacturing any Licensed Product, intermediates used in any such process, or any use of any Licensed Product, or
(ii) are necessary in connection with or that otherwise cover the manufacture, use or sale of any Licensed Product. Included with the definition of Kirin Patents are any patents issuing anywhere in the world from any of the foregoing patent applications, and any continuations, continuations-in-part (solely to the extent such continuation(s)-in-part contains subject matter on which claims issuing obtain the benefit of a priority date of any other patent application included herein), divisions, patents of addition, reissues, renewals, registrations, confirmations, reexamination certificates, revalidations, substitutions, extensions and/or foreign counter-parts, anywhere in the world, of any of the foregoing patents or patent applications. In no event shall Kirin Patents be deemed to include either Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, or Joint Patents.

        1.31 "Licensed Field" shall mean the treatment or prevention of cancer (including leukemia and MDS) in humans, whether by in vivo or ex vivo means, and including through the use of [*] as Vaccines and the use of [*] therapy; provided, however, that the Licensed Field shall specifically exclude (a) the use of any Licensed Product as [*] and (b) the use of antigens as [*] or the use of antigens as [*]; and further provided, however, that the Licensed Field shall be deemed to include use of a WT-1 Small Molecule.


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1.32 "Licensed Product" shall mean any prophylactic and/or therapeutic cancer
Vaccine that includes a WT-1 Antigen or WT-1 Small Molecule. Except where otherwise expressly specified to the contrary, "Licensed Product" shall include an "Ex Vivo Licensed Product."

        1.33 "[*]" shall mean any [*] (a) that is developed, owned or in-licensed by Corixa (solely or jointly with a Third Party) as of the Effective Date (together with any improvements, enhancements or modifications thereto developed, owned or in-licensed by Corixa (solely or jointly with a Third Party) as of the Effective Date or during the Term); (b) as to which and to the extent that Corixa has the right to license or sublicense to Kirin hereunder as of the Effective Date (or, as applicable, as of the date such now existing [*] (or an improvement, enhancement or modification thereto) is first developed, owned or in-licensed by Corixa) without payment of royalties or other fees on account of such license or sublicense other than those fees or royalties required under any Third Party Agreement, or allocated by the parties in accordance with Section 4.2(a), or as otherwise agreed; and (c) that is covered by one (1) or more Valid Claim(s) of any of the Corixa [*] Patents.

        1.34 "MDS" shall mean myelodysplastic syndrome.

        1.35 "Net Proceeds" shall have the meaning set forth in Exhibit D.

        1.36 "Net Sales" shall mean the gross amount received by Corixa, Kirin, an Affiliate of either Corixa or Kirin, or any of their respective Third Party sublicensee(s), as applicable, for the sale, transfer or other disposition to a Third Party of a Licensed Product (other than to a Third Party sublicensee that is not the end-user of the Licensed Product) in Territory A and Territory B, however such amounts are characterized (including any such amounts that are labeled as, but that are not actually bona fide, fees, royalties or milestone payments, where such amounts are instead actually received as consideration for sales of Licensed Products), less the following deductions for amounts actually incurred related to such sale, transfer, or other disposition and, where applicable, included in the gross invoiced amount (in accordance with GAAP or, where applicable, GAAP Counterpart): (a) normal, customary trade discounts (including volume discounts), credits, chargebacks, reductions, and rebates, and allowances and adjustments for rejections, recalls, outdated products, returns, or bad debt, in each event whether voluntary or required; (b) commissions paid or allowed to distributors and agents who are independent Third Parties (and not Affiliates of either party); (c) freight, shipping, insurance, sales, use, excise, value-added and similar customs, taxes, tariffs or duties imposed on such sale, transfer, or other disposition; (d) credits or allowances given or made for wastage replacement, Medicare/Medicaid rebates (other than as described in the following subsection), indigent patient and similar programs, to the extent actually deducted from the gross amount invoiced; and (e) amounts repaid or credits taken by reason of rejections, defects or returns or because of retroactive price reductions or due to recalls or government laws or regulations requiring rebates. Net Sales calculated as described above shall be adjusted for Combination Products, as applicable. Net Sales shall not include amounts for any Licensed Product furnished to a Third Party for which payment is not intended to be received, such as Licensed Products used in


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clinical trials or Licensed Products distributed as promotional or free goods, provided that the amounts of such Licensed Products so made available are reasonable for the intended purpose.

        1.37 "North America" shall mean the United States, Canada, and Mexico, and their respective territories, commonwealths and possessions.

        1.38 "Operational Task Forces" shall have the meaning set forth in
Section 3.1(c).

        1.39 "Research and Development Field" shall mean the treatment or prevention of leukemia (including MDS) in humans initially. "Research and Development Field" will automatically be deemed modified to include additional cancer types, if any, that are covered from time to time by the Research Program and/or the Clinical Development Program or that either party reasonably requests during the Research Program Term to be included in this definition to the extent such request does not expand the Research and Development Field to be broader in scope than the development of Licensed Products within the Licensed Field.

        1.40 "Research Program" shall have the meaning set forth in Section 2.1(a).

        1.41 "Research Program Term" shall have the meaning set forth in Section 2.1(a).

        1.42 "Rest of World" shall mean worldwide, except for Territories A, B and C.

        1.43 "Serious Adverse Drug Experience" shall have the meaning set forth in 21 CFR Section 312.32(a).

        1.44 "SPC" shall mean all Supplementary Protection Certificates for any medicinal Licensed Product and its equivalents provided under the Council Regulation (EEC) N# 1768/92 of June 18, 1992 or any succeeding regulation thereto.

        1.45 "[*] Claim" shall mean any issued patent issued on or claiming priority from the [*] application [*] or any other issued patent issued on or claiming priority from the patent application [*] (dated [*]) or any issued patent issued on or claiming priority from the [*], including continuations, continuations-in-part (solely to the extent such continuation(s)-in-part contains subject matter on which claims issuing obtain the benefit of a priority date of any other patent application included in this Section 1.45), divisions, patents of addition, reissues, renewals, registrations, confirmations, reexamination certificates, confirmations, registrations, revalidations, substitutions, extensions and/or foreign counterparts, anywhere in the world, of any of the foregoing patents or patent applications.

        1.46 "Supply Agreement" shall have the meaning set forth in Section 9.3.

        1.47 "Territory A" shall mean Asia.

        1.48 "Territory A Clinical Development Program" shall have the meaning set forth in Section 2.2.


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        1.49 "Territory B" shall mean North America.

        1.50 "Territory B Clinical Development Program" shall have the meaning set forth in Section 2.3.

        1.51 "Territory B Commercialization Program" shall have the meaning set forth in Section 2.7.

        1.52 "Territory C" shall mean Europe.

        1.53 "Third Party(ies)" shall mean any party other than a party to this Agreement or an Affiliate of either such party.

        1.54 "Vaccine" shall mean the administration or application of (an) antigen(s) in any formulation or configuration, whether through in vivo (including injection) or ex vivo (including [*] such as [*] or [*]) means, for the primary purpose and effect of eliciting a prophylactic and/or therapeutic immune response directed directly or indirectly to such antigen or one (1) or more epitopes contained therein. "Vaccine" shall not include (a) the use of any Licensed Product as [*] and (b) the use of antigens as [*] or the use of antigens as [*]; provided, however, that "Vaccine" shall include a WT-1 Small Molecule.

        1.55 "Valid Claim" shall mean, with respect to each country in the applicable territory, (i) a claim of an issued, unexpired patent included in the Corixa WT-1 Patents or the Joint Patents, or, if the applicable Licensed Product incorporates a Corixa Adjuvant or [*], the Corixa Adjuvant Patents and the Corixa [*] Patents, which patent has not been (a) held invalid or unenforceable by a final decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or was not appealed within the time allowed therefor, or (b) admitted in writing to be invalid or unenforceable by the holder(s), whether by means of reissue, disclaimer or otherwise or (ii) a pending claim of a patent application that has been pending for less than [*] years from the priority date.

        1.56 "WT-1 Antigen(s)" shall mean the antigen(s) collectively defined by the patents listed in Exhibit A, and any protein and/or other physical form of, based on or derived from such antigens (and any epitopes or improvements thereof), such as peptides and/or nucleic acids(s) (DNA, RNA) delivered in any form (including recombinant vectors).

        1.57 "WT-1 Small Molecule" shall mean any small molecule that is [*].

        1.58 "WT-1 Claims" shall mean all Valid Claims of all Corixa WT-1 Patents that claim the WT-1 Antigen and/or the manufacture, use, or sale thereof.

        For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires: (a) defined terms include the plural as well as the singular (and vice versa) and the use of any gender shall be deemed to include the other gender; (b) references to "Articles," "Sections" and other subdivisions and to "Schedules" and "Exhibits" without reference to a document, are references to designated Articles, Sections and other subdivisions


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of, and to Schedules and Exhibits to, this Agreement; (c) unless otherwise set forth herein, the use of the term "including" means "including but not limited to"; and (d) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision.

2. SCOPE OF RESEARCH PROGRAM; CLINICAL DEVELOPMENT PROGRAM AND COMMERCIALIZATION PROGRAM.

        2.1 Research Program.

               (a) The "Research Program Term" shall mean the period commencing on the Effective Date and ending on the preparation of the first IND for a clinical trial of any Licensed Product in the United States. During the Research Program Term, the parties shall collaborate in the research and development of Licensed Products in the Research and Development Field in accordance with a program of activities and associated timelines and responsibilities to be jointly determined by Kirin and Corixa and approved by the Development Steering Committee within forty-five (45) days after the Effective Date, which program shall be amended on an annual basis by mutual agreement of the parties, effective upon each anniversary of the Effective Date (such program, as may be amended from time to time in accordance with the preceding, the "Research Program"). The parties shall each be responsible for conducting those activities assigned to such party in the Research Program. The parties agree that the end goal of the Research Program shall be the expeditious pre-clinical development of Licensed Product(s) in the Research and Development Field. No material deviation in the subject matter and scope of such Research Program, including the Research and Development Field, shall be made without the mutual written agreement of both parties. The Research Program shall specify each of Corixa's and Kirin's responsibilities. The Research Program shall specify that Corixa's responsibilities during the Research Program Term include all pre-clinical testing of the Licensed Products, formulation and quality control of the Licensed Products, and supply of all samples of Licensed Products required for both parties' performance of the Research Program at Fully Burdened Manufacturing Cost in accordance with Article 9, provided that Kirin shall have the opportunity to consult with Corixa with respect to such testing, formulation, quality control and supply.

               (b) The parties [*], in accordance with Section 5.3, all Costs directly attributable to Research Program activities performed in Territory B, a budget for which (broken down by party) shall be included in the Research Program and shall be amended on an annual basis by mutual agreement of the parties, effective upon each anniversary of the Effective Date; provided that neither party shall be obligated to pay for any such Costs incurred by the other party to the extent such Costs exceed by more than [*] of both (i) the projected Costs for such party set forth in such budget and (ii) the amount of any additional Costs expressly authorized by the Development Steering Committee. To the extent the Research Program includes any activities required to be performed solely for Territory A, the Costs of such activities will be [*]. The parties do not currently anticipate that the budget for any given year during the Research Program will be less than the budget for the prior year, except as circumstances may otherwise reasonably require.


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               (c) The parties shall consider the use of [*] and [*] in the
Licensed Products for the purpose of improving the regulatory prospects or commercial success of such Licensed Products and, accordingly, agree to pursue reasonable and mutually agreed upon research and testing thereof in connection with the Research Program. In the event that such research and testing indicates reasonably positive results, the parties agree to consult with each other regarding inclusion of one or both such technologies in Licensed Products, subject to Kirin's exercise of the option in Section 4.1(d)(i). In the event that use of [*] does not indicate a reasonable chance of improving the regulatory or commercial prospects of such Licensed Products, the parties shall consider using one or more of the [*] technologies proposed by [*] for use in the Licensed Products and to pursue reasonable and mutually agreed upon research and testing thereof in connection with the Research Program. Furthermore, as and if applicable and reasonably appropriate due to the failures of either of the foregoing technologies, the parties shall consider using one or more [*] or [*] technologies of [*] for use in the Licensed Products and, if applicable, pursue reasonable and mutually agreed upon research and testing thereof in connection with the Research Program in accordance with Section 4.2.

               (d) Upon and in accordance with the reasonable request of Kirin, Corixa agrees to provide reasonable quantities of Licensed Product samples, including the WT-1 Antigen, for certain limited pre-clinical testing by Kirin with regards to certain Japanese regulatory requirements at Fully Burdened Manufacturing Cost in accordance with Section 9.

        2.2 Territory A Clinical Development Program. [*]. Kirin shall have the right, subject to its obligation to provide Corixa with the reports specified in Section 3.3, to determine the clinical development and commercialization plan for all Licensed Product(s) within Territory A, which plan shall cover the period commencing on the preparation of an IND, or its foreign equivalent, for a clinical trial(s) of any Licensed Product in Territory A and ending on the regulatory approval of all Licensed Product(s) in Japan for which regulatory approval was sought by Kirin hereunder (such plan, hereinafter, the "Territory A Clinical Development Program" with respect to such Licensed Product(s) in such territory). The parties agree that the end goal of the Territory A Clinical Development Program will be the expeditious clinical development and regulatory approval of a Licensed Product for subsequent commercialization in Territory A. The parties further agree that each type of Licensed Product developed and commercialized in Territory A shall be of the same formulation (i.e. [*], [*] and/or [*] formulation) as such type of Licensed Product developed and commercialized in Territory B, unless additional or different Licensed Products are approved for Territory A by the Development Steering Committee or the Commercialization Steering Committee and except as otherwise required by applicable regulatory authorities. Corixa agrees to provide Kirin with reasonable assistance in connection with Kirin's efforts under the Territory A Clinical Development Program, including by providing Kirin with rights and access to all pre-clinical and clinical data and other applicable information from or relating to the Territory B Clinical Development Program or Territory C (subject to Section 2.4); provided that (a) Corixa shall
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be required to incur significant costs or dedicate significant resources in providing such assistance unless Kirin agrees to reimburse Corixa for such costs and (b) Kirin shall not be permitted to share such pre-clinical and clinical data and other applicable information generated under or in connection with Territory C development activities (except data and information which is from the Territory B Clinical Development Program) with any third party (including sublicensees) that conducts clinical development or commercialization of Licensed Products in Territory A on Kirin's behalf or in conjunction with which Kirin conducts clinical development or commercialization of Licensed Products in Territory A (each a "Kirin Partner") unless such Kirin Partner has agreed in advance in writing to provide, or as applicable to permit Kirin to provide (in which event Kirin shall provide), or Kirin otherwise has the right to provide (in which event Kirin shall provide), Corixa with rights and access to all of such Kirin Partner's pre-clinical and clinical data and other applicable information (other than financial information) relating to such clinical development and commercialization activities (and Kirin shall make reasonable efforts to persuade such Kirin Partner to so cooperate).

        2.3 Territory B Clinical Development Program. Kirin and Corixa shall each undertake, using efforts required by Section 8.1(b), and [*] the Costs directly attributable to, clinical development of Licensed Product(s) within Territory B. Kirin and Corixa shall jointly determine the clinical development plan for such Licensed Product(s) within Territory B, which plan shall cover the period commencing on the expiration of the Research Program Term (or earlier to the extent required to prepare or plan for the IND) and ending on the earlier of regulatory approval of any Licensed Product(s) in the United States or the European Union (such plan, hereinafter, the "Territory B Clinical Development Program" with respect to such Licensed Product(s) in such territory). The parties agree that the end goal of the Territory B Clinical Development Program will be the expeditious clinical development and regulatory approval of Licensed Product(s) for subsequent commercialization in Territory B. In particular, the Territory B Clinical Development Program shall include, if available, the [*] for [*] in [*] for the Licensed Products and shall focus first on clinical trials in the United States under an IND filed in the United States before undertaking clinical trials in other countries, unless the Development Steering Committee recommends a different course of action. Furthermore, the Territory B Clinical Development Program shall set forth the responsibilities of each party thereunder, the budget (broken down by party) for all activities thereunder and the targeted timelines for completion of the activities thereunder. The parties [*], in accordance with Section 5.4, all Costs directly attributable to the performance of the Territory B Clinical Development Program; provided that neither party shall be obligated to pay for any such Costs incurred by the other party to the extent such Costs exceed by more than [*] both (a) the projected Costs for such party set forth in such budget and (b) the amount of any additional Costs expressly authorized by the Development Steering Committee. Kirin agrees to provide Corixa with reasonable assistance in connection with Corixa's efforts under the Territory B Clinical Development Program, including by providing Corixa with rights and access to all pre-clinical and clinical data and other applicable information from or relating to the Territory A Clinical Development Program; provided that Kirin shall not be required to incur significant costs or dedicate significant resources in providing such assistance unless Corixa agrees to reimburse Kirin [*] of such costs.


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        2.4 Territory C Clinical Development. Corixa has the exclusive right, but not the obligation, itself, with a third party or to authorize a third party, to undertake clinical development and commercialization of Licensed Products within Territory C. Subject to the prior written approval of a Corixa Partner (defined below), if necessary, Corixa agrees to provide Kirin with rights and access to all pre-clinical and clinical data and other applicable information (other than financial information) relating to Corixa's clinical development and commercialization of Licensed Products within Territory C, for Kirin's use in Territory A and Territory B, provided that Corixa shall not be required to incur significant costs or dedicate significant resources in providing such information unless Kirin [*] Corixa for such costs. Kirin agrees to provide Corixa with rights and access to all pre-clinical and clinical data and other applicable information relating to the Territory A Clinical Development Program for Corixa's use in Territory C; provided that (a) Kirin shall not be required to incur significant costs or dedicate significant resources in providing such information unless Corixa agrees to reimburse Kirin for such costs and (b) Corixa shall not be permitted to share such pre-clinical and clinical data and other applicable information with any third party (including sublicensees) that conducts clinical development or commercialization of Licensed Products in Territory C on Corixa's behalf or in conjunction with which Corixa conducts clinical development and commercialization of Licensed Products in Territory C (each, a "Corixa Partner") unless such Corixa Partner has agreed in advance in writing to provide, or as applicable to permit Corixa to provide (in which event Corixa shall provide), or Corixa otherwise has the right to provide (in which event Corixa shall provide), Kirin with rights and access to all of such Corixa Partner's pre-clinical and clinical data and other applicable information (other than financial information) relating to such clinical development and commercialization activities (and Corixa shall make reasonable efforts to persuade such Corixa Partner to so cooperate). Kirin acknowledges that Corixa shall be permitted to use pre-clinical and clinical data and other applicable information relating to the Territory B Clinical Development Program for Corixa's activities in Territory C.

        2.5 [*] Licensed Products. Within thirty (30) days after the Development Steering Committee makes the determination that [*] formulations of Licensed Product (i.e. [*], [*] and [*] Licensed Product formulations) are not suitable for further development based on the results of pre-clinical or clinical tests or trials of such formulations, the Development Steering Committee shall make an additional determination as to whether the development of [*] Licensed Products is appropriate and should be undertaken in accordance with the terms and conditions of this Agreement (provided that the Development Steering Committee shall also be permitted to consider and make a decision regarding the foregoing additional determination at any time during the Development Period at its discretion). Notwithstanding the foregoing, any decision to proceed with the development of [*] Licensed Product hereunder shall be subject to the independent written approval of each party, which approval shall be subject to each such party's sole discretion. In the event that the Development Steering Committee determines and the parties agree, in accordance with the foregoing sentence, that the development of [*] Licensed Products is appropriate and should be undertaken, then the parties shall proceed with the development and commercialization of [*] Licensed Products in accordance with the terms and conditions of this Agreement.


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        2.6 Freedom to Conduct Clinical Trials. The parties acknowledge and agree that nothing in this Agreement shall restrict in any manner either party's ability to conduct clinical trials of any nature not involving any Licensed Product, whether within or outside the Research and Development Field, on behalf of such party or its partners, at such party's or its partner(s)' sole cost and expense.

        2.7 Commercialization Program. Subject to the following sentence, Kirin and Corixa shall jointly determine the commercialization plan for Licensed Product(s) for Territory B, which plan shall cover the period commencing on regulatory approval of a Licensed Product in the first country within Territory B for a given Licensed Product (such plan, hereinafter, the "Territory B Commercialization Program" with respect to such Licensed Product(s)). Under the Territory B Commercialization Program, Corixa and Kirin shall have joint responsibility for the marketing and commercialization of Licensed Products in Territory B. The Territory B Commercialization Program shall describe, among other things, each party's respective [*] responsibilities and activities (including those performed by sublicensees and subcontractors) [*], [*] and [*], and Licensed Product [*] and [*] plans (including examples of planned Licensed Product [*]). The Commercialization Steering Committee shall review the Territory B Commercialization Program annually, and implement agreed-upon necessary modifications, if any. In light of Kirin's diligence obligation under
Section 8.1, Kirin shall have the sole authority to determine the plan and budget for, and conduct, the marketing and commercialization of Licensed Products in Territory A. As between Corixa and Kirin, Corixa alone shall have the right and sole authority to conduct the marketing and commercialization of Licensed Products in Territory C.

3. DEVELOPMENT STEERING COMMITTEE; COMMERCIALIZATION STEERING COMMITTEE; INFORMATION SHARING.

        3.1 Development Steering Committee and Clinical Development Program.

               (a) Establishment and General Responsibilities of the Development Steering Committee. A Development Steering Committee (the "Development Steering Committee") shall be established within thirty (30) days after the Effective Date of this Agreement. During the Development Period, the Development Steering Committee shall consist of [*] members, [*] individuals appointed by Kirin and [*] individuals appointed by Corixa, in each event identified through written notice to the other party in accordance with this Agreement. Any member of the Development Steering Committee may designate a substitute to attend and perform the functions of that member at any meeting of the Development Steering Committee. The Development Steering Committee shall be responsible for review and adoption of annual budgets for the Research Program and annual budgets for the Territory B Clinical Development Program, coordination of the supply of preclinical and clinical grade test materials, the monitoring and oversight of the Research Program and the Clinical Development Program, and the monitoring of the research and clinical development activities of Kirin in Territory A, provided that, in light of Kirin's diligence obligation under Section 8.1, Kirin shall retain sole and exclusive control over the activities to be undertaken pursuant to the Territory A Clinical Development Program, including the budgets therefor.


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               (b) Meetings. Meetings of the Development Steering Committee
shall be held, at a minimum, every six (6) months (or more frequently as agreed by the Development Steering Committee) during the Development Period, and will be held alternatively in Seattle, Washington (such meetings to be chaired by an individual from Corixa) and Tokyo, Japan (such meetings to be chaired by an individual from Kirin), or at such other location as may be determined by the Development Steering Committee, including, if applicable, by telephone. If a meeting of the Development Steering Committee is necessary either to resolve any dispute(s) as provided below or to make any decision(s) or determination(s) specified or required under this Agreement, then either party may call a special meeting of the Development Steering Committee to address such dispute, decision or determination upon thirty (30) days prior written notice to the other party. A quorum of the Development Steering Committee shall require the attendance of all [*] members. A final copy of the minutes of each meeting, clearly describing any formal actions taken by the Development Steering Committee, shall be approved and signed by a representative from each party within thirty (30) days after the meeting. Any modifications to the Research Program or any Clinical Development Program (including the work, budget and timeline therefor) formally approved at any Development Steering Committee meeting shall be included in or attached to the minutes for such meeting. The Development Steering Committee will operate by [*] consent, with each party having [*]. In the event that any issue comes before the Development Steering Committee that requires action, approval or resolution and the Development Steering Committee is unable to reach agreement on a mutually acceptable action, approval or resolution after a reasonable period of time (not to exceed sixty (60) days from the date either party first requests the Development Steering Committee to reach a final decision on such action, approval or resolution), then the issue shall be resolved by the parties in accordance with the dispute resolution procedures set forth in Section 13.2. The parties agree that in making decisions, the Development Steering Committee shall take into consideration the maximum commercial potential of Licensed Products.

               (c) Operational Task Forces. The Development Steering Committee shall have authority to establish and oversee up to five (5) Operational Task Forces, one in each of the following subject areas of operation: production; manufacturing; clinical strategy; pre-clinical development; and legal/patent/regulatory (collectively, "Operational Task Forces"). Each of the Operational Task Forces shall consist of [*] members, [*] individuals appointed by Kirin and [*] individuals appointed by Corixa. Any member of an Operational Task Force may designate a substitute to attend and perform the functions of that member at any meeting of the Operational Task Force, provided that the Development Steering Committee is notified in writing in advance of any such substitution. Individuals serving on either the Development Steering Committee or one of the Operational Task Forces may be appointed to and serve on additional Operational Task Forces. The responsibilities, frequency and location of meetings for each of the Operational Task Forces shall be determined by the Development Steering Committee.

        3.2 Commercialization Steering Committee and Commercialization Program.

               (a) Establishment and General Responsibilities of
Commercialization Steering Committee. After the initial commercial launch of a given Licensed Product in a given country within Territory B, the Development Steering Committee shall no longer have authority with


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respect to such Licensed Product. Instead, to facilitate coordination subsequent to the regulatory approval of such Licensed Product, a Commercialization
Steering Committee (the "Commercialization Steering Committee") shall be established within a reasonable time prior to regulatory approval of the first Licensed Product in the first country granting such approval. The Commercialization Steering Committee shall consist of [*] members, [*] individuals appointed by Kirin and [*] individuals appointed by Corixa, in each event as identified through written notice to the other party in accordance with this Agreement. Any member of the Commercialization Steering Committee may designate a substitute to attend and perform the functions of that member at any meeting of the Commercialization Steering Committee. The Commercialization Steering Committee shall be responsible for those matters that are reasonably proper and appropriate for joint consideration by Corixa and Kirin relating to commercialization of the Licensed Products in the Licensed Field within Territory B, including, when appropriate, the review and adoption of annual budgets for the Commercialization Program; monitoring the progress of Kirin's commercialization activities in Territory A; marketing of Licensed Products; post-launch clinical studies; expansion of indications/additional regulatory approvals to be sought in connection with Licensed Products; coordination of reimbursement procedures and training; regulatory matters; technical support; Licensed Product positioning; Licensed Product life cycle management; Licensed Product marketing and advertising; and such other related and ancillary activities relating to the commercialization of the Licensed Products in the Licensed Field. Notwithstanding the foregoing, in light of Kirin's diligence obligation under Section 8.1, Kirin shall retain sole and exclusive control over the commercialization activities to be undertaken in Territory A.

               (b) Meetings. Meetings of the Commercialization Steering Committee shall be held, at a minimum, every six (6) months (or more frequently as agreed by the Commercialization Steering Committee) beginning reasonably prior to the regulatory approval of the first Licensed Product in the first country and continuing for so long as any Licensed Products continue to be marketed and sold hereunder in Territory B, and will be held alternatively in Seattle, Washington (such meetings to be chaired by an individual from Corixa) and Tokyo, Japan (such meetings to be chaired by an individual from Kirin), or at such other location as may be determined by the Commercialization Steering Committee, including by telephone. If a meeting of the Commercialization Steering Committee is necessary either to resolve any dispute(s) as provided below or to make any decision(s) or determination(s) specified or required under this Agreement, then either party may call a special meeting of the Commercialization Steering Committee to address such dispute, decision or determination upon thirty (30) days prior written notice to the other party. A quorum of the Commercialization Steering Committee shall require the attendance of [*] members. A final copy of the minutes of each meeting, clearly describing any formal actions taken by the Commercialization Steering Committee, shall be approved and signed by a representative from each party within thirty (30) days after the meeting. Any modifications to the Territory B Commercialization Program (including the work, budget and timeline therefor) formally approved at any Commercialization Steering Committee meeting shall be included in or attached to the minutes for such meeting. The Commercialization Steering Committee will operate by [*] consent, with each party having [*]. In the event that any issue comes before the Commercialization Steering Committee that requires action, approval or resolution and the Commercialization Steering Committee is unable


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to reach agreement on a mutually acceptable action, approval or resolution after a reasonable period of time (not to exceed sixty (60) days from the date either party first requests the Commercialization Steering Committee to reach a final decision on such action, approval or resolution), then the issue shall be resolved by the parties in accordance with the dispute resolution procedures set forth in Section 13.2. 3.3 Information Sharing.

               (a) Data Sharing During Research Program. To facilitate coordination during the Research Program, the parties shall share all results, data and information generated under or in connection with the Research Program with each other on a prompt and regular basis (not to exceed monthly but at least quarterly), including at meetings of the Development Steering Committee. Each party shall provide the other party with written quarterly reports on its respective progress with respect to the Research Program, upon a party's written request and with at least seven (7) days prior notice, the other party shall (i) provide access to results, data and information generated by such other party under or in connection with the Research Program within Territory B and (ii) make reasonably available appropriate personnel to discuss such results, data and information. All such reports and data shall be in sufficient detail to enable the Development Steering Committee to determine the furnishing party's compliance with its diligence obligations under Sections 8.1(a) and 8.1(b) and shall be subject to the confidentiality provisions of Article 12 of this Agreement. The Development Steering Committee shall (i) monitor the progress of Kirin's activities in Territory A annually; and (ii) review the Research Program annually, implement any mutually agreeable modifications, make recommendations related to possible Research Program extensions and/or expansions to the respective senior management teams of each party, and attach a copy of any such modified Research Program as an additional schedule to this Agreement. Kirin acknowledges that subject to Section 2.4, Corixa shall have the right to use results, data and information received under this Section 3.3(a) in Corixa's activities within Territory C, and Corixa acknowledges that, subject to Section 2.2, Kirin shall have the right to use results, data and information received under this Section 3.3(a) in Kirin's activities within Territory A.

               (b) Data Sharing During Clinical Development Program. To facilitate coordination during the Development Period, the parties shall share all results, data and information generated under or in connection with the Clinical Development Program and all other relevant information related to Licensed Product development with each other on a prompt and regular basis. Each party shall provide the other party with written quarterly summary reports on the progress of the Clinical Development Program, including clinical and regulatory progress, clinical development (including utilization of pre-clinical and clinical grade test materials), and contemplated commercial launch of Licensed Products, in a format to be agreed upon by Corixa and Kirin. In addition, upon a party's written request and with at least seven (7) days prior notice, the other party shall (i) provide access to results, data and information generated by such other party under or in connection with the Clinical Development Program and (ii) make reasonably available appropriate personnel to discuss such results, data and information. All such reports and data shall be in sufficient detail to enable the Development Steering Committee to determine each party's compliance with its respective diligence obligations under Sections 8.1(b) and 8.1(c), and all such reports, data and information shall be subject to the confidentiality provisions of Article 12 of this Agreement. Additionally, upon

Kirin's written request and with at least seven (7) days prior notice, Corixa shall provide Kirin with access to all clinical data related to Corixa Adjuvants and [*] to the extent Corixa has access to and the right to share such data. The Development Steering Committee shall review the Clinical Development Program annually, implement agreed-upon necessary modifications, if any, and attach a copy of such modified Clinical Development Program as an additional schedule to this Agreement. Kirin acknowledges that subject to Section 2.4, Corixa shall have the right to use results, data and information received under this Section 3.3(b) in Corixa's activities within Territory C, and Corixa acknowledges that, subject to Section 2.2, Kirin shall have the right to use results, data and information received under this Section 3.3(b) in Kirin's activities within Territory A.

               (c) Data Sharing During Commercialization. To facilitate coordination during the commercialization of Licensed Products, the parties shall share with each other on a prompt and regular basis all material information it has regarding the safety and efficacy of Licensed Products, material regulatory events, adverse drug events, and similar information. Each party shall provide the other party with written summary reports (on a quarterly basis during the first two (2) years after commercial launch of a Licensed Product and annually thereafter) on the progress of the Territory B Commercialization Program (including the status of all activities to be performed thereunder) and the progress of Kirin's commercialization activities in Territory A. All such reports and data shall be in sufficient detail to enable the Commercialization Steering Committee to determine each party's compliance with its respective diligence obligations under Sections 8.1(b) and 8.1(c), and all such reports, data and information shall be subject to the confidentiality provisions of Article 12 of this Agreement. The Commercialization Steering Committee shall (i) monitor the progress of Kirin's activities in Territory A annually; and (ii) review the Territory B Commercialization Program annually and implement agreed-upon necessary modifications, if any. Kirin acknowledges that subject to Section 2.4, Corixa shall have the right to use results, data and information received under this
Section 3.3(c) in Corixa's activities within Territory C, and Corixa acknowledges that, subject to Section 2.2, Kirin shall have the right to use results, data and information received under this Section 3.3(c) in Kirin's activities within Territory A.

               (d) Rights to Data. Each party shall have full rights to utilize and, subject to Article 12, disclose any results, data or information provided to it by the other party under Section 2.4 or this Section 3.3 for all purposes relating to performing its obligations or exercising its rights hereunder, including Corixa's use of such data in Corixa's activities in Territory C (subject to Section 2.4).

4. LICENSE GRANTS.

        4.1 License.

               (a) (i) Corixa License to Kirin in Territory A. Subject to the terms and conditions of this Agreement, including, without limitation, the payments set forth in Articles 5 and 6 hereof, Corixa hereby grants to Kirin an exclusive (even as to Corixa) license, with the right to grant sublicenses solely in accordance with subsection 4.1(a)(ii), under the Corixa WT-1


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Patents, the Joint Patents, the Corixa Know-How, and any SPC, to research, develop, make and have made (subject to Section 4.1(f) below), use, have used, sell, offer for sale, have sold, import, and otherwise dispose of any and all Licensed Products solely in the Licensed Field in Territory A.

                   (ii) Sublicense Rights. Kirin shall have the right to sublicense the licenses granted under subsection 4.1(a)(i), provided that Kirin discloses to Corixa the identity of the sublicensee and, subject to confidentiality restrictions imposed by third parties, all details regarding the sublicense agreement with such sublicensee requested by Corixa.

               (b) (i) Corixa License to Kirin Outside Territory A. Subject to the terms and conditions of this Agreement, including, without limitation, the payments set forth in Articles 5 and 6 hereof, Corixa hereby grants to Kirin a co-exclusive license (with Corixa), with the right to grant sublicenses solely in accordance with subsection 4.1(b)(ii), under the Corixa WT-1 Patents, the Joint Patents, the Corixa Know-How, and any SPC to research, develop, make and have made (subject to Section 4.1(f) below), use, have used, sell, offer for sale, have sold, import, and otherwise dispose of any and all Licensed Products solely in the Licensed Field within Territory B. The license rights granted in this Section 4.1(b) shall be limited to the research, development and commercialization of Licensed Product(s) undertaken by Corixa and/or Kirin (and/or their respective permitted sublicensees) in connection with the joint Collaboration hereunder in accordance with this Agreement.

                   (ii) Sublicense Rights. Kirin shall have the right to sublicense the licenses granted under Section 4.1(b)(i); provided such sublicense has been approved by the Commercialization Steering Committee. Similarly, Corixa agrees that it shall not license any of the co-exclusive rights retained under Section 4.1(b)(i) without the approval of the Commercialization Steering Committee.

               (c) (i) Kirin License to Corixa in Territory B. Subject to the terms and conditions of this Agreement, including, without limitation, the payments set forth in Articles 5 and 6 hereof, Kirin hereby grants to Corixa a co-exclusive license (with Kirin), with the right to grant sublicenses solely in accordance with Section 4.1(c)(ii), under the Kirin Patents, the Joint Patents, Kirin Know-How and any SPC to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import, and otherwise dispose of any and all Licensed Products solely in the Licensed Field within Territory B. The license rights granted in this Section 4.1(c) shall be limited to the research, development and commercialization of Licensed Product(s) undertaken by or for Corixa and/or Kirin (and/or their respective permitted sublicensees) in accordance with this Agreement.

                   (ii) Sublicense Rights. Corixa shall have the right to sublicense the licenses granted under Section 4.1(c)(i) subject to the approval of the Commercialization Steering Committee.

               (d) (i) Corixa License to Adjuvants and [*]. Subject to the terms and conditions of this Agreement, including, without limitation, the payments set forth in Articles 5


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and 6 hereof, Corixa hereby grants to Kirin a non-exclusive license, under the
Corixa Adjuvant Patents and Corixa [*] Patents, to use Corixa Adjuvants and [*] solely for research and development purposes in connection with the evaluation of Corixa Adjuvants and [*] for determining interest in further development and commercialization hereunder, and not for any other commercial use. Subject to the terms and conditions of this Agreement, including, without limitation, the payments set forth in Articles 5 and 6 hereof, Corixa hereby grants to Kirin a non-exclusive option, exercisable by Kirin, for no additional royalty, payment, or other cost or expense, upon written notice to Corixa at any time during the Research Program Term, to obtain a non-exclusive license under the Corixa Adjuvant Patents and Corixa [*] Patents to research, develop, make and have made (subject to Section 4.1(f) below), use, have used, sell, offer for sale, have sold, import, and otherwise dispose of [*] and Corixa Adjuvants in the Licensed Field throughout the world (excluding Territory C), but solely to the extent that such [*] or Corixa Adjuvants are incorporated in or bundled with a Licensed Product(s). Such license shall be effective upon receipt by Corixa of written notice of Kirin's exercise of the foregoing option.

                   (ii) Sublicense Rights. Kirin shall have the right to sublicense the licenses granted under Section 4.1(d)(i) to any third party, provided that, (A) with respect to sublicenses in Territory A, Kirin discloses to Corixa the identity of the sublicensee and, subject to confidentiality restrictions imposed by third parties, the details regarding the sublicense agreement with such sublicensee requested by Corixa and such sublicensee has agreed in writing to license to Corixa all such intellectual property of such sublicensee developed in connection with the sublicense and necessary to the manufacture, use and sale of Licensed Products, which license shall be equivalent in scope to the licenses granted to Corixa hereunder, and (B) with respect to sublicenses within Territory B, each such sublicense shall be subject to the approval of the Commercialization Steering Committee.

               (e) Subcontractors. Notwithstanding anything herein to the contrary, and without limiting any other provision hereof, each party shall have the right to enter into subcontracts with Third Parties ("Subcontractors") for services in support of research, development and commercialization of or otherwise in connection with Licensed Product(s), such as manufacturing or clinical trial management, provided that such party shall ensure that any such service agreements it enters into that is reasonably likely to result in the creation of any intellectual property shall provide: (i) for the assignment, or license (with the right to sublicense) sufficient to grant the rights granted hereunder, of or under intellectual property rights in all inventions conceived or reduced to practice by such Subcontractors in the performance of such contracted services, which inventions relate to WT-1 Antigen, Corixa Adjuvant or [*] technology or are otherwise necessary for the manufacture, use or sale of the Licensed Products; and (ii) that the Subcontractor shall agree to maintain, and cause it employees and consultants to maintain, records in sufficient detail appropriate for obtaining and maintaining intellectual property rights and protections, including, without limitation, patent rights, in such inventions.

               (f) Agreement Not to Exercise Manufacturing Rights. Notwithstanding the licenses granted to Kirin pursuant to Sections 4.1(a), (b) and (d), Kirin agrees not to exercise (or sublicense) its "make" or "have made" rights granted by Corixa thereunder (i) unless Corixa terminates this Agreement in accordance with Section 18.5 or (ii) except as provided in the


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Supply Agreement. In the event Kirin exercises such rights, Corixa shall reasonably cooperate in transferring the necessary Corixa Know-How to Kirin or its designee as reasonably necessary to enable Kirin or its designee to manufacture Licensed Products.

               (g) Territory C. Kirin acknowledges that Corixa retains the exclusive right, but not an obligation, with the right to grant licenses to third parties, under the Corixa WT-1 Patents, the Joint Patents, and the Corixa Know-How, and any SPC to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import, and otherwise dispose of any Licensed Products in Territory C. Subject to the terms and conditions of this Agreement, Kirin (i) hereby grants to Corixa a royalty-free, exclusive license, with the right to grant sublicenses, under the Kirin Patents, the Joint Patents, Kirin Know-How, and any SPC, but excluding any Kirin adjuvant technology and any Kirin [*] technology, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and otherwise dispose of any and all Licensed Products solely in the Licensed Field within Territory C; and (ii) if applicable to a Licensed Product, shall grant to Corixa a royalty-bearing, exclusive license, with the right to grant sublicenses, under Kirin's adjuvant technology and [*] technology, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and otherwise dispose of any and all such Licensed Products solely in the Licensed Field within Territory C subject to a reasonable royalty to be negotiated in good faith between the parties. Corixa shall not be permitted to license, sublicense or otherwise provide any rights, intellectual property or materials related to any Kirin Patents or Kirin Know-How to any Corixa Partner (as defined in Section 2.4) unless such Corixa Partner has agreed in advance in writing to license to Kirin all Corixa Partner intellectual property developed in connection with such sublicense and necessary for the use, sale or manufacture of the Licensed Products, which license shall be equivalent in scope to the other licenses to Kirin hereunder (and Corixa shall make reasonable efforts to persuade such Corixa Partner to so cooperate). Except as set forth in this Section 4.1(g), Kirin shall not be entitled to any royalties or other compensation relating to Corixa's exercise of its rights under this Section 4.1(g) or other activities within Territory C.

        4.2 Additional Technology.

               (a) Additional Technology Licenses. Throughout the Term of this Agreement, if Corixa or Kirin believes that any technology or intellectual property rights related to the subject matter of the Research Program or the Clinical Development Program is held or otherwise controlled by a Third Party, which technology or intellectual property rights may include, but are not limited to, new antigens, adjuvants, [*], other delivery technology(ies) and/or any patents covering the manufacture, use or sale of Licensed Products ("Additional Technology") and may be valuable or necessary to the Research Program or the Clinical Development Program in the Licensed Field or otherwise to the commercialization of Licensed Products hereunder in Territory A or Territory B, Corixa or Kirin as appropriate shall present such Additional Technology, along with a written report with respect thereto, to the Development Steering Committee (or, if such sublicense is initially proposed after the Development Period, the Commercialization Steering Committee), which committee shall then determine whether licenses to, and/or acquisitions of, such Additional Technology should be made or obtained, or, if applicable, whether a
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                                      -22-
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be granted hereunder. If the Development Steering Committee (or, as applicable, the Commercialization Steering Committee) determines that rights to the Additional Technology shall be obtained, the Development Steering Committee (or, as applicable, the Commercialization Steering Committee) shall appoint one or more individuals from Corixa and/or Kirin as may be appropriate under the circumstances (such individuals, collectively, the "Negotiating Team") to approach and negotiate with any applicable Third Party(ies) for necessary licenses or other right in or to such Additional Technology, provided that the execution of any agreement for a license or other rights in or to the Additional Technology shall require the advance written approval of the Development Steering Committee (or, if applicable, the Commercialization Steering Committee). All costs and expenses to be incurred in connection with obtaining (or sublicensing, if applicable) such rights and licenses shall be subject to the approval of the Development Steering Committee (or, if applicable, the Commercialization Steering Committee), and all such approved costs and expenses shall be [*] by Corixa and Kirin, including upfront fees, milestone payments and running royalties. Nothing set forth in this Section shall limit the ability of either party to license-in or otherwise procure technology for its own account or for purposes of licensing such technology to Third Parties; provided, however, that in the case of Additional Technology the parties shall first have presented such Additional Technology to the applicable committee as set forth above and determined that such Additional Technology shall not be acquired for the benefit of the Research Program or the Clinical Development Program in the Licensed Field or the commercialization of Licensed Products hereunder.

               (b) [*], if during the Term of this Agreement: (i) either Corixa and Kirin jointly [*] or (ii) the Development Steering Committee determines that [*] (provided that the Development Steering Committee shall be required to meet, consider and make a decision regarding the foregoing upon the request of either party at any time after either party becomes aware [*] and subsequently after [*]; then Corixa shall [*]; provided that in the event [*], Corixa shall use best efforts, including [*] notwithstanding any other provision of this Agreement, Kirin shall not be required to [*]. Kirin shall provide such assistance and cooperation to Corixa's efforts under this Section 4.2(b) to [*] as reasonably requested by Corixa, provided that [*]. Corixa shall [*].

               (c) Covenant Regarding Excluded Technology. Each party agrees that it will not include or incorporate (or cause to be included or incorporated) into any Licensed Product any technology or intellectual property that is not already included in the technology and/or intellectual property licensed under this Agreement, without first notifying the other party of its intent to include or incorporate (or cause to be included or incorporated) such technology or intellectual property into the applicable Licensed Product, and thereafter proceeding under Section 4.2(a) above as if such technology or intellectual property were Additional Technology.

               (d) [*]. Immediately upon this Agreement becoming effective in accordance with Section 5.1, Kirin and Corixa shall [*] on reasonable terms and conditions [*] not to be unreasonably withheld. The parties shall reasonably cooperate with each other in [*]. Kirin and Corixa shall share [*] (including the limits specified thereon), but all other fees, costs [*] with


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                                      -23-
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respect thereto as of the Effective Date. Without limiting Kirin's obligations to share certain costs as expressly provided above, Corixa shall [*].

        4.3 Sublicenses of Third Party Rights to Kirin. Kirin understands that the rights granted hereunder include certain rights sublicensed to it by Corixa pursuant to the [*] Agreement between Corixa and [*] the [*] License Agreement [*] and Corixa, [*] and the License Agreement between [*] and Corixa, dated [*]. Kirin further understands that in the event it exercises the option to license [*] granted to it under Section 4.1(d) of this Agreement, such license shall include sublicenses granted by Corixa under agreements between Corixa and certain Third Parties in effect as of the Effective Date (such agreements, collectively with the [*] Agreement, the [*] Agreement and the [*] Agreement, the "Third Party Agreements"). Exhibit B includes a complete list of agreements pursuant to which the foregoing Third Party rights are licensed to Corixa as of the Effective Date. Kirin understands that such sublicenses or licenses may in some respects be more restrictive than the terms and conditions of this Agreement, but that such restrictions do not narrow the scope of the licenses granted to Kirin hereunder or otherwise materially affect the ability of the parties to fully develop and commercialize Licensed Product(s) as contemplated in this Agreement. Kirin shall reimburse Corixa [*] of all amounts Corixa pays during the term of this Agreement in running royalties under the Third Party Agreements and the [*] in connection with Licensed Products sold in Territory B or Kirin's exercise of rights granted hereunder in Territory B up to but not exceeding the maximum rates set forth in Exhibit E hereto (with Kirin's corresponding reimbursement obligations limited to one-half of the royalty amounts resulting from application of such maximum rates), and such royalty payments shall be treated as Commercialization Costs directly attributable to Territory B for purposes of Section 5.5 of this Agreement. All other fees, costs, royalties and other payments (including, without limitation, running royalties in excess of the amounts set forth in Exhibit E or in Territories outside Territory B and milestone payments) required to be paid under or in connection with any such license shall be borne [*], and notwithstanding any other provision of this Agreement, [*]. In addition, (i) in the event of any termination of the [*] Agreement, Corixa will promptly (but in no event later than five (5) days after such termination) notify Kirin of such termination and will reasonably cooperate with Kirin in allowing Kirin's sublicense(s) under the [*] Agreement to survive such termination in accordance with the terms of the [*] Agreement; and (ii) provided that Kirin has exercised the option to license [*] granted to it under Section 4.1(d) of this Agreement, in the event of any termination of the License Agreement between [*] and Corixa, dated [*] (the "[*] Agreement") (a copy of which has been attached hereto as Exhibit B-1 pursuant to
Section 2.4(b) of such [*] Agreement), Corixa will promptly (but in no event later than five (5) days after such termination) notify Kirin of such termination.

        4.4 Exploitation of Joint Inventions and Joint Patents. Corixa and Kirin shall each have the right to exploit, including but not limited to by means of licensing to Third Party(ies), the Joint Inventions and Joint Patents for any purpose (a) outside of the Licensed Field anywhere in the world during the Term,
(b) both outside and within the Licensed Field outside of Territories A and B during the Term, and (c) both outside and within the Licensed Field anywhere in the world following expiration or termination of this Agreement subject to Sections 18.5(b), 18.5(c) and 18.8. Neither Party shall have any obligation to obtain the other


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                                      -24-
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party's consent to any aspect of such exploitation, to account to the other party in any manner in connection therewith, or to make any payment to the other party in connection therewith.

5. RESEARCH AND DEVELOPMENT FUNDING AND COSTS.

        Kirin shall make the following payments to Corixa under this Agreement in U.S. Dollars by wire transfer of immediately available funds:

        5.1 Lump-sum Research Funding. In addition to the research funding set forth in Section 5.3, the lump-sum amount of U.S. $3,000,000 shall be due and payable by Kirin within thirty (30) days after execution of this Agreement ("Initial Installment"). This Agreement shall become effective upon the date of Corixa's receipt of full payment of the Initial Installment. Except for Kirin's obligation to pay the Initial Installment, neither party shall incur any obligation to the other party hereunder prior to Corixa's receipt of the Initial Installment. If Kirin fails to pay the Initial Installment when due, Corixa shall have the right to terminate this Agreement on immediate notice, in addition to other remedies available under this Agreement or at law. The full amount of this research funding shall be guaranteed, non-refundable and non-creditable and shall be paid directly to Corixa. The Initial Installment is not to be credited against Kirin's obligation to share Costs under Section 5.3. Corixa agrees to use the Initial Installment to meet Corixa's own obligations to fund one-half of the pre-clinical development under the Research Program in Territory B.

        5.2 Milestone Payments. In addition to the research funding set forth in
Section 5.1 and Section 5.3, the one-time milestone payments set forth below shall be payable to Corixa within thirty (30) days after the later of (i) the occurrence of the applicable milestone event (of which Corixa shall promptly notify Kirin) and (ii) Kirin's receipt of Corixa's invoice for such payment:

            (a)    [*] upon the [*];

            (b)    [*] upon completion [*]; and

            (c)    [*] upon successful completion of [*].

The full amount of each milestone payment set forth in this Section 5.2 shall be guaranteed, non-refundable and non-creditable and shall be paid directly to Corixa.

        5.3 Research Costs. Those Costs (as defined in Exhibit D) directly attributable to Kirin's performance of the Research Program in Territory A shall be borne solely by Kirin. Subject to the budget limits set forth in Section 2.1(b) and the Research Program, Kirin shall reimburse Corixa [*] of those Costs directly attributable to Corixa's performance of the Research Program in Territory B and Corixa shall reimburse Kirin [*] of those Costs directly attributable to Kirin's performance of the Research Program in Territory B in accordance with Section 2.2 of Exhibit D.


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        5.4 Development Costs. Those Costs (as defined in Exhibit D) directly attributable to Kirin's performance of the Territory A Clinical Development Program in Territory A shall be borne solely by Kirin. Subject to the budget limits set forth in Section 2.3, Kirin shall reimburse Corixa [*] of those Costs directly attributable to Corixa's performance of the Territory B Clinical Development Program in Territory B and Corixa shall reimburse Kirin [*] of those Costs directly attributable to Kirin's performance of the Territory B Clinical Development Program in Territory B in accordance with Section 2.3 of Exhibit D.

        5.5 Commercialization Costs. Those Commercialization Costs directly attributable to Kirin's commercialization activities in Territory A shall be borne solely by Kirin. Each party shall reimburse the other party [*] of those Commercialization Costs directly attributable to either party's performance of the Territory B Commercialization Program in Territory B (that is, Corixa shall be responsible for [*] of such Commercialization Costs, and Kirin shall be responsible for [*] of such Commercialization Costs) in accordance with Section
2.4 of Exhibit D.

6. NET PROCEEDS SHARING AND ROYALTY PAYMENTS.

        6.1 Net Proceeds. Corixa and Kirin shall [*] in all Net Proceeds in accordance with Section 2.5 of Exhibit D.

        6.2 Royalties and Transfer Prices for Licensed Products. Subject to the terms and conditions of this Article 6, Kirin shall pay Corixa royalties and transfer prices on Net Sales by Kirin or Third Party Kirin sublicensees in Territory A, on a Licensed Product-by-Licensed Product and country-by-country basis, as follows:

               (a) Licensed Products Other Than Ex Vivo Licensed Products.

                      i) Royalties for Licensed Products Other Than Ex Vivo Licensed Products. For Licensed Products that are not Ex Vivo Licensed Products, Kirin shall pay to Corixa the following royalties:

                             (A) For Licensed Products that incorporate WT-1
Antigen(s) but do not incorporate either [*] or Corixa Adjuvant(s), Kirin shall pay to Corixa royalties on annual Net Sales by Kirin or Third Party Kirin sublicensees in Territory A on a Licensed Product-by-Licensed Product and country-by-country basis equal to [*] of such Net Sales.

                             (B) For Licensed Products that incorporate WT-1
Antigen(s) and Corixa Adjuvant(s) but do not incorporate [*], Kirin shall pay to Corixa royalties on annual Net Sales by Kirin or Third Party Kirin sublicensees in Territory A on a Licensed Product-by-Licensed Product and country-by-country basis equal to [*] of such Net Sales.

                             (C) For Licensed Products that incorporate WT-1
Antigen(s) and [*] but do not incorporate any Corixa Adjuvants, Kirin shall pay to Corixa royalties on annual Net Sales by Kirin or Third Party Kirin sublicensees in Territory A on a Licensed Product-by-Licensed Product and country-by-country basis equal to [*] of such Net Sales.


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                             (D) For Licensed Products that incorporate WT-1
Antigen(s), Corixa Adjuvant(s) and [*], Kirin shall pay to Corixa royalties on annual Net Sales by Kirin or Third Party Kirin sublicensees in Territory A on a Licensed Product-by-Licensed Product and country-by-country basis equal to [*] of such Net Sales.

                      ii) Transfer Prices for Licensed Products Other Than Ex Vivo Licensed Products. In addition to the royalties under Section 6.2(a)(i), for Licensed Products (other than Ex Vivo Licensed Products) supplied to Kirin under the Supply Agreement, Kirin shall pay to Corixa the following transfer prices:

                             (A) Japan. Kirin shall pay to Corixa a transfer
price for Licensed Products (other than Ex Vivo Licensed Products) supplied under the Supply Agreement for sale by Kirin or Third Party Kirin sublicensees in Japan equal to [*] of Net Sales of Licensed Products as calculated in accordance with Section 7.1.

                             (B) Territory A (Excluding Japan). Kirin shall pay
to Corixa a transfer price for Licensed Products (other than Ex Vivo Licensed Products) supplied under the Supply Agreement for sale by Kirin or Third Party Kirin sublicensees in Territory A (excluding Japan) equal to the following: (A) if the WT-1 Antigen or component thereof included within the applicable Licensed Product was produced by means of a [*], [*] of the Fully Burdened Manufacturing Costs for such Licensed Product; or (B) if the WT-1 Antigen or component thereof included within the applicable Licensed Product was [*], [*] of the Fully Burdened Manufacturing Costs for such Licensed Products.

                      iii) Additional Terms and Conditions Concerning Royalties and Transfer Prices for Licensed Products Other Than Ex Vivo Licensed Products.

                             (A) In the event that the total transfer prices
paid by Kirin under this Section 6.2(a) during any given calendar quarter for Licensed Products (other than Ex Vivo Licensed Products) sold, transferred or otherwise disposed of in Japan is less than the Fully Burdened Manufacturing Costs for such Licensed Products sold, transferred or otherwise disposed of in Japan during such period, then such total shall be deemed to equal such Fully Burdened Manufacturing Costs and Kirin shall make a supplemental payment of the difference to Corixa.

                             (B) In the event that the total royalties and
transfer prices paid by Kirin under this Section 6.2(a) during any given calendar quarter for Licensed Products (other than Ex Vivo Licensed Products) sold, transferred or otherwise disposed of in Territory A (excluding Japan) exceed [*] of Net Sales of such Licensed Products, then the parties shall meet within thirty (30) days of the end of such calendar quarter to negotiate in good faith an adjustment to the royalties and transfer prices paid by Kirin for the sale, transfer and other disposition of Licensed Products (other than Ex Vivo Licensed Products) in Territory A (excluding Japan) to address such concerns.

               (b) Ex Vivo Licensed Products.


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                      i) Royalties for Ex Vivo Licensed Products. Corixa and
Kirin shall [*] in all Net Proceeds in accordance with Exhibit D. For Ex Vivo Licensed Products disposed of in Territory A, Kirin shall pay to Corixa the following royalties:

                             (A) For all periods of time during which any other
Licensed Product that is not an Ex Vivo Licensed Product ("non-Ex Vivo Licensed Product") is sold in Japan, Kirin shall pay to Corixa royalties on sales by Kirin or Third Party Kirin sublicensees of Ex Vivo Licensed Products in Territory A, on an Ex Vivo Licensed Product-by-Ex Vivo Licensed Product and country-by-country basis, equal to the greater of (1) [*] of an amount equal to:
(x) the total number of units of all Ex Vivo Licensed Products sold during the applicable royalty period in Japan, multiplied by (y) the weighted average sales price per unit (minus applicable discounts set forth in the definition of Net Sales in Section 1.35) for all non-Ex Vivo Licensed Products sold during such period in Japan or (2) [*] of Net Sales of such Ex Vivo Licensed Products (such greater value of foregoing subsections (1) and (2), the "Adjusted Ex Vivo Royalty");

                             (B) Subject to the adjustment provided for in
Section 6.2(b)(i)(D) below, for that period of time during which no non-Ex Vivo Licensed Product is sold in Japan but at least one non-Ex Vivo Licensed Product is sold in any other country, Kirin shall pay to Corixa royalties on sales by Kirin or Third Party Kirin sublicensees of Ex Vivo Licensed Products in Territory A, on an Ex Vivo Licensed Product-by-Ex Vivo Licensed Product and country-by-country basis, equal to the greater of (1) [*] of an amount equal to:
(x) the total number of units of all Ex Vivo Licensed Products sold during the applicable royalty period, multiplied by (y) the weighted average sales price per unit (minus applicable discounts set forth in the definition of Net Sales in Section 1.35) for all non-Ex Vivo Licensed Products sold during such period in all countries outside of Japan and (2) [*] of Net Sales of such Ex Vivo Licensed Products (such greater value of foregoing subsections (1) and (2), the "Interim Ex Vivo Royalty"); and

                             (C) Subject to the adjustment provided for in
Section 6.2(b)(i)(D) below, for that period of time during which no non-Ex Vivo Licensed Product has yet been sold in any country and continuing until Section 6.2(b)(i)(A) or Section 6.2(b)(i)(B) applies, Kirin shall pay to Corixa royalties on Net Sales by Kirin or Third Party Kirin sublicensees of Ex Vivo Licensed Products in Territory A, on an Ex Vivo Licensed Product-by-Ex Vivo Licensed Product and country-by-country basis, equal to [*] of such Net Sales (the "Base Ex Vivo Royalty").

                             (D) Adjustments. The Base Ex Vivo Royalty and the
Interim Ex Vivo Royalty are subject to retroactive adjustments as follows: (1) When a non-Ex Vivo Licensed Product is sold for the first time in any country but is not sold in Japan (the "Interim Trigger"), all sales of Ex Vivo Licensed Products made during the twenty-four (24) months prior to the occurrence of the Interim Trigger shall be subject to retroactive adjustment to apply the Interim Ex Vivo Royalty that prevails during the second calendar quarter following the occurrence of the Interim Trigger. (2) When a non-Ex Vivo Licensed Product is sold for the first time in Japan (the "Full Trigger"), all sales of Ex Vivo Licensed Products made during the twenty-four (24) months prior to the occurrence of the Full Trigger shall be subject to retroactive adjustment to apply the Adjusted Ex Vivo Royalty that prevails during the second calendar

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quarter following the occurrence of the Full Trigger. The parties acknowledge that the same sales may be subject to two royalty adjustments (e.g., upon the occurrence of the Interim Trigger and again upon the occurrence of the Full Trigger). Kirin shall, within one-hundred eighty (180) days following the occurrence of an Interim Trigger or a Full Trigger, as the case may be, provide Corixa with written notice calculating the amount of adjustment due hereunder (provided that Corixa shall provide Kirin with prompt written notice of any sale of a non-Ex Vivo Licensed Product in any country in Territory C and, if necessary, pricing information related thereto, so that Kirin may comply with the foregoing). With respect to each trigger, Kirin shall make the applicable adjustment payments due hereunder in four (4) equal semi-annual installments, with the first payment to be made within thirty (30) days of Kirin's providing written notice under this Section 6.2(b)(i)(D). In addition to the adjustment payment, Kirin shall also be required to pay an additional amount as interest, calculated from the period of the sales made to the date of payment, as follows: the lesser of [*] per annum or the maximum rate permitted under applicable law.

                      ii) Transfer Prices for Ex Vivo Licensed Products. Kirin shall pay to Corixa a transfer price for the applicable portion of the Ex Vivo Licensed Products supplied under the Supply Agreement for sale by Kirin or Third Party Kirin sublicensees in Territory A equal to the following: (A) if the WT-1 Antigen or component thereof included within the applicable Ex Vivo Licensed Product was produced by means of a [*], [*] of the Fully Burdened Manufacturing Costs for the applicable portion of such Ex Vivo Licensed Product; or (B) if the WT-1 Antigen or component thereof included within the applicable Ex Vivo Licensed Product was produced by a means [*], [*] of the Fully Burdened Manufacturing Costs for the applicable portion of such Ex Vivo Licensed Product.

        6.3 Royalty Reduction for Non-Coverage of Licensed Products by Valid Claims. On a country-by-country basis, to the extent that any Licensed Product sold or otherwise distributed by Kirin or its Third Party sublicensee(s) is not covered by at least one (1) WT-1 Claim in the country in which such Licensed Product is sold or otherwise distributed, (a) for Licensed Products other than Ex Vivo Licensed Products, the applicable royalty percentage on Net Sales of such Licensed Products otherwise owed under Section 6.2 shall be reduced by [*] (i.e. if the original royalty to be paid by Kirin was [*] of Net Sales, such royalty shall be reduced to [*] of Net Sales), and (b) for Ex Vivo Licensed Products, the applicable royalty on Net Sales of such Licensed Products otherwise owed under Section 6.2 shall be reduced by [*] (i.e. if the original royalty to be paid by Kirin was [*] of Net Sales, such royalty shall be reduced to [*] of Net Sales); in each event, provided that in the event a Licensed Product is subject to a reduced royalty under this Section 6.3 and such Licensed Product is later covered by at least one (1) WT-1 Claim in the country in which such Licensed Product is sold or otherwise distributed, such Licensed Product shall then bear the full royalty applicable in accordance with Section 6.2, but only for so long as such Licensed Product is so covered and no payments shall be owed retroactively with respect to the period of non-coverage.

        6.4 Royalty Adjustment for Assignment or License of [*]. In the event that [*] or any assignee, licensee or sublicensee of his right, title or interest in, to or under any of the [*] (as defined in Section 17.2(m), below) licenses or exercises any rights under such [*] in any country


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in Territory A, and [*] or such party, as applicable, or any of their respective licensees or sublicensees, makes or sells any Licensed Product(s) in such country in connection therewith, then, for Licensed Products other than Ex Vivo Licensed Products the applicable royalty percentage on Net Sales of all Licensed Products in such country otherwise owed by Kirin under Section 6.2 shall thereafter be reduced by [*] (i.e. if the original royalty to be paid by Kirin was [*] of Net Sales, such royalty shall be reduced to [*] of Net Sales), and for Ex Vivo Licensed Products, the applicable royalty on Net Sales of such Licensed Products otherwise owed under Section 6.2 shall be reduced by [*] (i.e. if the original royalty to be paid by Kirin was [*] of Net Sales, such royalty shall be reduced to [*] of Net Sales). Such reduction shall last only for so long as such manufacture or sale activity continues.

        6.5 Combination Products. In the event a Licensed Product is sold in the form of a combination product containing one (1) or more separate products (such as a delivery device or diagnostic kit that could reasonably be sold separately and has economic value on its own) which are not Licensed Products (each, a "Combination Product"), Net Sales for such Combination Product will be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A + B), where A is the average sales price of the Licensed Product when sold separately in finished form, and B is the average sales price of all other products in the combination when sold separately in finished form. If, on a country-by-country basis, the other product(s) in the Combination Product is sold separately in finished form in such country but the Licensed Product is not sold separately in finished form in such country, Net Sales shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction one
(1) minus (C/(C+D)) where C is the average sales price of the other product(s) in the Combination Product and D is the difference between the average sales price of the Combination Product and the average sales price of the other product(s).

        6.6 Royalty Term; Single Royalty; No Right of Offset. Royalties payable by Kirin on a given Licensed Product shall be paid to Corixa until the last Valid Claim in Territory A under the Corixa WT-1 Patents, the Joint Patents and, if the Licensed Product incorporates a Corixa Adjuvant and/or a [*], the applicable Corixa Adjuvant Patents and/or the Corixa [*] Patents, covering the applicable Licensed Product, expires (or is held invalid or unenforceable or admitted in writing to be invalid or unenforceable by the holder, as described in Section 1.54). No royalties shall be payable on Net Sales in Territory A of Licensed Products between Kirin and any Affiliate or Third Party sublicensee of Kirin, unless such Affiliate or Third Party sublicensee is an end user of such Licensed Products. Notwithstanding any other provision of this Agreement, only one (1) applicable royalty payment shall be due on the sale of each Licensed Product in Territory A. Except as otherwise provided herein, Kirin shall have no right to offset any other payments or amounts against any of the royalties payable under this Agreement.

        6.7 Payments and Currency. All amounts payable to Corixa under this Agreement shall be payable in United States Dollars, by wire transfer of immediately available funds to a bank account designated by Corixa, at Corixa's option. All amounts payable to Kirin under this Agreement shall be payable in United States Dollars, by wire transfer of immediately available funds to a bank account designated by Kirin, at Kirin's option. Monthly Net Sales amounts shall


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be translated to U.S. Dollars by using an average rate of exchange, which average shall be computed by (a) adding the rate of exchange quoted under Foreign Exchange in the Wall Street Journal as of the end of the then-current month to such rate as of the end of the immediately prior month and (b) dividing such sum by two (2).

        6.8 Withholding Taxes. Each party shall be entitled to deduct from amounts otherwise due and payable hereunder (including any royalties or other amounts due under Article 6 and any amounts due and payable under Sections 5.1 and 5.2) any withholding taxes, value-added taxes, sales taxes or any other taxes, levies or charges with respect to amounts payable hereunder (other than United States taxes and/or taxes imposed on or measured by such party's net income), including any taxes that are required to be withheld by the paying party on behalf of the receiving party, to the extent such taxes, levies and changes are levied against the paying party by governmental authorities. Each party shall use commercially reasonable efforts to minimize any such taxes, levies or charges required to be withheld on behalf of the receiving party by the paying party. Upon the receiving party's request, the paying party promptly shall deliver to the receiving party proof of payment of all such taxes, levies and other charges. Each paying party shall reasonably cooperate with the receiving party (at the receiving party's expense) regarding the characterization of payments so that the receiving party may take advantage of any and all benefits under any applicable treaty and/or in efforts required by the receiving party to receive any reimbursement or refund of amounts so paid or withheld.

        6.9 Currency Transfer Restrictions. If, in any country, payment or transfer of funds out of such country is prohibited by law or regulation, the parties hereto shall confer regarding the terms and conditions on which Licensed Products shall be sold in such countries, including the possibility of payment of royalties to Corixa or Net Proceeds to Kirin in local currency to a bank account in such country, and in the absence of any other agreement by the parties, such funds payable to a party shall be deposited in whatever currency is allowable by the other party in an accredited bank in that country that is reasonably acceptable to the payee party.

        6.10 Payments Upon Termination. If this Agreement is terminated in accordance with Article 18 in some or all of the countries in Territory A or Territory B, each party shall pay the other party all amounts accrued and payable to the other party pursuant to this Article 6 prior to the date of such termination and any amounts earned thereafter as a result of sales of residual inventory of Licensed Products. In addition, each party shall continue to pay to the other party all amounts payable hereunder with respect to Licensed Products, if any, with respect to which this Agreement has not been terminated.

7. REPORTS, PAYMENTS AND ACCOUNTING.

        7.1 Payments and Reports.

               (a) Except to the extent otherwise set forth in, and otherwise in accordance with Exhibit D, each party agrees to make written reports (consistent with GAAP or, where applicable, GAAP Counterpart, and in a format, if any, specified by the Development Steering Committee, or as applicable, the Commercialization Steering Committee) with respect to any payments or reimbursements for the preceding calendar quarter to the other party within sixty (60) days after the close of such calendar quarter during the Term of this Agreement.

Notwithstanding anything contained in this Agreement to the contrary, the transfer prices payable to Corixa under Article 6 shall be due within sixty (60) days after the close of the calendar quarter in which the Licensed Products were delivered. For transfer prices to be calculated as a function of Net Sales, as applied to such Licensed Products, the value assigned to Net Sales shall be the average Net Sales for the applicable Licensed Product for the applicable territory (Japan or Territory A) during the previous calendar quarter, as calculated on a per-unit basis (i.e. the average per-unit Net Sales for Licensed Products for the applicable territory during such calendar quarter, multiplied by the total number of Licensed Product units supplied under the Supply Agreement for sale in such territory during such calendar quarter) and confirmed by the Commercialization Steering Committee. Following commercial launch of the first Licensed Product, these reports shall show for such calendar quarter sales by such party, its Affiliates and sublicensees of Licensed Products, details of the quantities of each type of Licensed Product sold in each country and the country of manufacture (if different), gross revenues from sales, trade discounts allowed and taken, Net Sales, Net Proceeds (detailing all transactions generating Net Proceeds), and all payments or reimbursements due to the other party pursuant to this Agreement. Except to the extent otherwise set forth in Exhibit D, concurrently with the making of each such report, Corixa shall make payment to Kirin of amounts payable to Kirin under Article 6, and Kirin shall make payment to Corixa of any amounts payable under Article 6, for the calendar quarter covered by such report.

               (b) All late payments under this Agreement shall bear interest from the date due until paid at the lesser of [*] per annum or the maximum rate permitted under applicable law.

        7.2 Accounting. Each party agrees to keep clear, accurate and complete books and records, all in a format, if any, specified by the Development Steering Committee in accordance with GAAP (or, where applicable, GAAP Counterpart) and otherwise in accordance with Exhibit D, for a period of at least three (3) years (or such longer period as may correspond to such party's internal records retention policy) for each reporting period in which sales occur, Net Proceeds are obtained or Costs are incurred. Such books and records shall contain such detail as is reasonably sufficient to enable amounts payable pursuant to Articles 5 and 6, including the Costs and other expenses reimbursable hereunder, to be determined. During the Term of this Agreement and for three (3) years thereafter, each party agrees to permit such books and records to be examined, at the other party's expense, by an independent third-party accounting firm mutually agreeable to the parties (acting reasonably) and bound to confidentiality restrictions at least equivalent in scope to and at least as restrictive as those set forth in Article 12, on at least ten (10) days prior written notice, during such party's normal business hours and no more than once during any consecutive twelve (12) month period, in a manner that does not unreasonably interfere with such party's normal business activities. Notwithstanding anything to the contrary contained in this Agreement, such audit may include a review of any sublicense agreements entered into by either Kirin or Corixa with a Third Party. Such audit shall only be conducted for the purpose of confirming the audited party's compliance with its payment or reimbursement obligations hereunder or to obtain payment or financial information required for Corixa to comply with its obligations under the Third Party Agreements, and shall only include records for the three (3) years prior to the date of such audit. In connection with any such audit, the auditor shall be permitted to report to the auditing party only as to the accuracy of the audited party's


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statements and compliance with its payment obligations hereunder (provided that the auditor shall be required to provide such report to the audited party simultaneously). In the event that any audit under this Section 7.2 demonstrates that either party has underpaid the other party, the underpaying party shall pay to the auditing party the amount of such underpayment immediately upon request, and to the extent such underpayment is more than [*] of the amount otherwise required to be paid during the audited payment period, shall reimburse the auditing party for the expense of the audit. If one party has overpaid the other, such party may, at its sole discretion, choose to deduct such overpayments from future amounts owed to the other party.

        7.3 Confidentiality of Reports. Each party agrees that the information set forth in (a) the reports required by Sections 7.1, and (b) the records subject to audit under Section 7.2, shall be subject to the confidentiality restrictions set forth in Article 12 hereof and maintained in confidence by the receiving party and any independent accounting firm selected by such party; shall not be used by such party or such accounting firm for any purpose other than verification of the performance by the other party of its payment obligations hereunder; and shall not be disclosed by the receiving party or such accounting firm to any other person.

8. STANDARDS OF PERFORMANCE IN RESEARCH, DEVELOPMENT AND COMMERCIALIZATION.

        8.1 Diligence in Research, Development, and Commercialization.

               (a) Each of Corixa and Kirin will use Commercially Reasonable and Diligent Efforts to conduct the research and related activities assigned to them under and in accordance with the Research Program within Territory B and, with respect to Kirin only, within Territory A.

               (b) Each of Corixa and Kirin will use Commercially Reasonable and Diligent Efforts in proceeding with: (i) the development (including clinical development), testing and, where applicable, manufacturing of Licensed Products within Territory B; (ii) filing for and pursuing regulatory approvals of Licensed Products in all applicable countries within Territory B; and (iii) the subsequent marketing and commercialization of Licensed Products within Territory B.

               (c) Kirin will use Commercially Reasonable and Diligent Efforts in proceeding with: (i) the development (including clinical development), testing and, where applicable, manufacturing of Licensed Products within Territory A; (ii) filing for and pursuing regulatory approvals of Licensed Products in all applicable countries within Territory A; and (iii) the subsequent marketing and commercialization of Licensed Products within Territory A.

        8.2 Regulatory Matters and Compliance.

               (a) Each party, in performing its activities hereunder, shall comply with all applicable national, federal, state and local laws, rules and regulations directed to such activities, including where applicable, cGMP and good clinical practices.


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               (b) Kirin shall be solely responsible for filing for and
obtaining regulatory approval for Licensed Products in Territory A and Kirin shall solely own all such filings and regulatory approvals. Both parties shall be jointly responsible, in accordance with the Territory B Clinical Development Program, for filing for and obtaining regulatory approval of Licensed Products in Territory B and both parties shall jointly own such filings and approvals; provided, however, unless otherwise agreed by the parties Corixa shall be the named holder of such filings and approvals. Within Territory B and Territory A, each party shall notify the other of any oral or written communications to or from regulatory authorities on matters relating to Licensed Products and shall provide the other party, upon request, with copies of any such written communications reasonably promptly after such request.

               (c) Each party hereby grants to the other party full rights of reference to any regulatory filings or approvals for Licensed Products, and any clinical data contained therein. Each party agrees to execute such documents as may be reasonably necessary to accomplish such rights of reference.

9. MANUFACTURING; SUPPLY.

        9.1 Materials. Subject to Section 4.1(f), Corixa shall provide reasonable quantities of preclinical and clinical grade test materials to Kirin as required or requested by Kirin through the course of the performance of the Research Program and Clinical Development Program. These materials shall include sufficient quantities of Licensed Products and, as applicable [*] and [*], as required or requested by Kirin. Without limitation, such materials shall include Corixa Adjuvants and [*], provided that Kirin shall use such Corixa Adjuvants and [*] solely in accordance with the licenses granted hereunder. Any materials manufactured or supplied by Corixa for Kirin under this Section for use under the Clinical Development Program shall comply with cGMP and all other relevant specifications and requirements therefore, including any such requirements arising out of applicable regulations or regulatory filings or actions. Kirin shall use all materials provided to Kirin by Corixa hereunder or under the Supply Agreement in compliance with all applicable federal, state or local laws and regulations. Materials, including Licensed Product, provided by Corixa to Kirin under this Section 9.1 for use in Territory A shall be reimbursed by Kirin at Corixa's Fully Burdened Manufacturing Costs therefor. The costs of all other materials shall be accounted for in accordance with Article 5. All materials not rejected by Kirin within sixty (60) days of delivery shall be deemed to be accepted. Materials properly rejected by Kirin shall be replaced promptly by Corixa at Corixa's sole expense.

        9.2 Delivery. All materials delivered to Kirin pursuant to Section 9.1 above shall be C.I.F. Narita Airport and shall be subject to testing and acceptance by Kirin. Kirin shall use its reasonable efforts to assist Corixa in arranging any desired insurance (in amounts that Kirin shall determine) and transportation, via air freight unless otherwise specified in writing by Kirin, to any destinations specified in writing from time to time by Kirin. All customs, duties, costs, taxes, insurance premiums, and other expenses relating to such transportation and delivery shall be at Corixa's expense (and shall be included in Fully Burdened Manufacturing Costs hereunder).


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        9.3 Supply Agreement. Subject to Kirin's right to manufacture and have manufactured Licensed Products in certain circumstances set forth more specifically in Exhibit C, Corixa shall have the right to, and Corixa shall, manufacture and supply 100% of Kirin's requirements of Licensed Products in both Territory A and Territory B (provided that notwithstanding the foregoing, in the case of Ex Vivo Licensed Products, the foregoing shall apply only to the applicable portion of the Ex Vivo Licensed Product (i.e. the WT-1 antigen) actually supplied, rather than to the entire Ex Vivo Licensed Product). Prior to the initiation of Phase III clinical trials (or similar pivotal studies) for the first Licensed Product, Corixa and Kirin shall negotiate and enter into a manufacturing and supply agreement (the "Supply Agreement") which shall be subject to Section 4.1(f) and which shall contain the minimum terms and conditions set forth in Exhibit C and such other reasonable terms and conditions as the parties may mutually agree upon.

10. INVENTIONS AND IMPROVEMENTS.

        10.1 Inventions. Patentable inventions or discoveries that arise in connection with performance of the Research Program or the Clinical Development Program and that are made, conceived, developed, or reduced to practice by an employee or agent of Corixa, whether solely or jointly other than with an employee or agent of Kirin, shall be owned by Corixa (collectively, the "Corixa Inventions"). Patentable inventions or discoveries that arise in connection with performance of the Research Program or the Clinical Development Program and that are made, conceived, developed, or reduced to practice by an employee or agent of Kirin, whether solely or jointly other than with an employee or agent of Corixa, shall be owned by Kirin (collectively, the "Kirin Inventions"). Patentable inventions, discoveries or technology(ies) that arise in connection with performance of the Research Program or the Clinical Development Program and that are made, conceived, developed, or reduced to practice jointly by at least one employee or agent of Corixa and at least one employee or agent of Kirin shall be jointly owned by Corixa and Kirin (collectively, "Joint Inventions"). For purposes of the foregoing, inventorship shall be determined in accordance with U.S. law. Subject to the terms and conditions of this Agreement (including the licenses granted hereunder), Kirin and Corixa shall each retain their respective unrestricted rights to make, have made, use, sell, have sold, and import, respectively, the Kirin Inventions and the Corixa Inventions. Kirin and Corixa shall each have those licenses under the Joint Inventions and Joint Patents as set forth in Article 4, and the right to exploit Joint Inventions and Joint Patents as set forth in Section 4.4.

        10.2 Improvements. Notwithstanding the foregoing Section 10.1: (a) in the event that the use by Kirin, in connection with the activities under this Agreement, of the WT-1 Antigen, Corixa Adjuvants or [*] provided to Kirin by Corixa results, during the Term, in an invention or discovery that constitutes a new use, improvement or enhancement of such WT-1 Antigen, Corixa Adjuvant(s) or [*], Kirin shall promptly give Corixa written notice of such new use, improvement or enhancement, and Kirin shall license such invention or discovery to Corixa on a worldwide, irrevocable, fully-paid basis, which license shall be exclusive (even as to Kirin, except that Kirin reserves and retains the rights to such invention or discovery in connection with the exercise of its rights or performance of its obligations hereunder) with respect to such invention or discovery that constitutes a new use, improvement or enhancement of the Corixa


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Adjuvants or [*] and non-exclusive with respect to such invention or discovery that constitutes a new use, improvement or enhancement of the WT-1 Antigen; and
(b) in the event that the use of the Kirin adjuvants or [*] technology by Corixa (if applicable) results, during the Term, in an invention or discovery that constitutes a new use, improvement or enhancement thereof, Corixa shall promptly give Kirin written notice of such new use, improvement or enhancement, and Corixa shall license such invention or discovery to Kirin on a non-exclusive, worldwide, fully-paid basis.

11. PATENTS; PROSECUTION AND LITIGATION.

        11.1 Filing, Prosecution and Maintenance.

               (a) Filing, Prosecution and Maintenance. Corixa shall have the first right to file, prosecute and maintain all Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents and Joint Patents as provided in this
Section 11.1(a) and shall do so in a timely manner, provided that in any jurisdiction where joint filing and/or prosecution is required regarding a Joint Patent, Kirin shall reasonably and promptly cooperate with Corixa regarding the filing and/or prosecution of such Joint Patent. Corixa shall promptly disclose in writing to Kirin (a) the complete texts of all patents and patent applications filed by Corixa (and any related filings) that relate to any Licensed Product (including Corixa WT-1 Patents and all Joint Patents) prior to filing so that Kirin has a reasonable opportunity to comment and consult with Corixa on such filings, as well as (b) all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving any patent or patent application licensed herein. Kirin shall have the right to review all such applications, patents, filings and other proceedings and make recommendations to Corixa concerning them and their conduct. Corixa agrees to give due consideration to Kirin's recommendations and to keep Kirin promptly and fully informed of the course of patent prosecution, maintenance or other proceedings including by providing Kirin with copies of substantive communications, notices, actions, search reports and Third Party observations submitted to or received from patent offices. Corixa shall provide such patent consultation, filings and information to Kirin at no cost to Kirin. Kirin shall hold all information disclosed to it under this Section as Corixa's Confidential Information under Article 12, provided that such information relating to Joint Patents shall be the Confidential Information of both parties. Subject to
Section 11.1(b), Kirin shall reimburse Corixa for all reasonable, direct, and documented out-of-pocket costs incurred by Corixa after the Effective Date in connection with the filing, prosecution and maintenance of Corixa WT-1 Patents and the Joint Patents with respect to Territory A, plus one-half of all reasonable, direct, and documented out-of-pocket costs incurred by Corixa after the Effective Date in connection with the filing, prosecution and maintenance of Corixa WT-1 Patents and the Joint Patents with respect to Territory B. Corixa shall be responsible for all costs incurred by Corixa in connection with the filing, prosecution and maintenance of the Corixa Adjuvant Patents and the Corixa [*] Patents. Kirin shall designate the countries in Territory A in which Kirin wants Corixa to make national filings of Corixa WT-1 Patents or Joint Patents based on Corixa's PCT filings, to the extent such PCT filings exist as of the Effective Date, and Corixa shall make filings in such countries, and shall


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duly prosecute and maintain such filings, in a timely manner, and Corixa may file Corixa WT-1 Patents or Joint Patents in other countries in Territory A at its discretion.

               (b) Kirin Right to Relinquish Certain Patent Rights. Kirin shall, at any time during or after the Term of this Agreement, have the right to notify Corixa that Kirin wishes to relinquish its rights to any one or more Joint Patent(s) or Corixa WT-1 Patent(s) in a particular country(ies). Effective upon such notice, Kirin shall thereafter, notwithstanding the foregoing Section 11.1(a), have no obligation to reimburse Corixa for any costs incurred in connection with the filing, prosecution and/or maintenance of such relinquished Joint Patent(s) or Corixa WT-1 Patent(s) in such country(ies). In such event, Kirin's license rights under Section 4.1(a) and 4.1(b) to such Joint Patent or Corixa WT-1 Patent in the specified country(ies) shall automatically terminate, and Kirin's right to share in royalties attributable to any Valid Claims of such Joint Patent or Corixa WT-1 Patent in the specified country(ies) shall automatically terminate. In addition, in the event Kirin elects to relinquish any Joint Patent rights in a particular country(ies), Kirin shall, effective upon such notice, grant to Corixa an exclusive (subject to the following proviso), fully paid, sublicensable license under all Kirin's rights in such Joint Patent in the specified country(ies) to research, develop, make and have made, use, have used, sell, offer for sale, have sold, import, and otherwise dispose of any and all Licensed Products solely in the Licensed Field in the specified country(ies); provided that Kirin shall retain the right to exercise (but not sublicense to Third Parties) all rights to such Joint Patent solely for internal research purposes and not for commercial manufacture or sale. In the event that Kirin has notified Corixa pursuant to this Section 11.1(b) that Kirin wishes to relinquish its rights to all Joint Patent(s) and all Corixa WT-1 Patent(s) in either or both of Territory A or Territory B, Kirin shall be required to pay the termination option fee set forth in Section 18.4 that would otherwise be applicable to such Territory. Corixa acknowledges that Kirin's relinquishment of its rights in any given Joint Patent(s) or Corixa WT-1 Patent(s) shall not affect Kirin's rights in, to or under any other Joint Patent(s) or Corixa WT-1 Patent(s) hereunder.

               (c) Kirin Step-In Rights on Corixa Abandonment in Territory B. Within Territory B, in the event Corixa desires to abandon any patent or patent application or any part thereof included within the Corixa WT-1 Patents and Joint Patents, elects not to prosecute or maintain any such patent or patent application (or part thereof), or refuses to file a given patent application with respect to an invention relating to the WT-1 Antigen, which patent application, if filed, would be deemed a Corixa WT-1 Patent hereunder (each such patent application, a "WT-1 Application"), Corixa shall provide Kirin with reasonable prior written notice of such desired abandonment, election or refusal, and Kirin shall have the right, at its own expense, to prepare, file, prosecute and maintain such patent or patent application or part thereof in any or all of such applicable country(ies). In the event Kirin exercises this right with respect to any Corixa WT-1 Patent(s), Joint Patent(s), Joint Invention(s) or WT-1 Application(s) for any country(ies), effective upon such exercise notice, such country(ies) shall thereafter be deemed part of Territory A for purposes of this Agreement (for example, in such country(ies), Kirin will have those exclusive rights under Corixa's technology that are granted in Section 4.1(a) as opposed to those rights granted under Section 4.1(b)), provided that Corixa shall retain the right to exercise (but not sublicense to Third Parties) all rights to such Joint Patents, Corixa WT-1 Patents or WT-1 Applications outside the Licensed Field solely for internal research purposes and not for commercial manufacture or sale.


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

        11.2 Defense. In the event of the initiation of any suit by a Third Party against Corixa, Kirin or any of their Affiliates for patent infringement involving the manufacture, use, sale, distribution or marketing of any Licensed Product(s), the party sued shall promptly notify the other party in writing. Corixa shall have the first right but not the obligation to defend any such suit at its own expense, subject to a reasonable obligation to consult with Kirin on issues, if any, related to the other party's patents. Notwithstanding the foregoing, Kirin shall have the right but not the obligation to participate in the defense at its own expense, and shall be free to take such action in defending itself as it deems necessary in its sole discretion. If Corixa fails to defend such action within a reasonable time after written notice provided in accordance with the first sentence of this Section 11.2, then Kirin shall have the full right but not the obligation to defend such action in its own name and to solely control all aspects of such defense. In any event, Corixa and Kirin shall reasonably assist one another and reasonably cooperate in any such litigation at the other's request, provided that the cooperating party shall be entitled to reimbursement of its reasonable, direct, out-of-pocket costs incurred in connection therewith. Without limiting the foregoing, the parties shall reasonably cooperate regarding issues of validity or enforceability of Corixa WT-1 Patents, Corixa Adjuvant Patents, and Corixa [*] Patents. Neither Corixa nor Kirin may enter into any settlement with respect to such suit without the written consent of the other party to the extent such settlement would materially adversely affect the other party's ability to make, use or sell Licensed Products in accordance with this Agreement or the other party's rights or obligations hereunder.

        11.3 Enforcement. In the event that Corixa or Kirin becomes aware of actual or threatened infringement of any Corixa WT-1 Patent, Corixa Adjuvant Patent, Corixa [*] Patent, Kirin Patents or Joint Patent, that party shall promptly notify the other party in writing. Subject to the following sentence, in connection with any such actual or threatened infringement, Corixa shall have the first right but not the obligation to bring an infringement action against any such Third Party infringer, provided that Corixa shall not name or join (or seek to name or join) Kirin in any such suit without first obtaining Kirin's prior written consent (which consent will not be unreasonably withheld if inclusion of Kirin is required for initiation of such action). Notwithstanding the foregoing, in connection with any such actual or threatened infringement primarily in Territory A where such actual or threatened infringement includes the manufacture, use or sale in Territory A of any product in the Licensed Field or any product which is otherwise competitive with any Licensed Product(s), Kirin shall have the first right but not the obligation to bring an infringement action against any such Third Party infringer and, only if required to bring suit, Corixa will agree to be a named party thereto. If the party ("Responding Party") having the first right to respond to such actual or alleged infringement does not respond to or commence a particular infringement action within ninety
(90) days following, as applicable, such notification from the other party or the date upon which the Responding Party becomes aware of such actual or threatened infringement, the other party, after notifying the Responding Party in writing, shall be entitled to respond to or bring such infringement action at its own expense. The party conducting such action shall have full control over its conduct, provided that neither Corixa nor Kirin may enter into any settlement with respect to infringement relating to this Collaboration without the written consent of the other party. In any event, Corixa and Kirin shall reasonably assist one another and reasonably cooperate in any such litigation at the other's reasonable

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request, provided that the cooperating party shall be entitled to reimbursement of its reasonable, direct, actual, out-of-pocket costs incurred in connection therewith.

        11.4 Recovery Sharing. If either party recovers monetary damages from a Third Party in connection with any action (including any settlement) described in Section 11.3, such damages shall be applied in the following manner: First, Corixa and Kirin shall each recover their respective out-of-pocket expenses, or pro-rata proportions thereof, incurred by them in connection with such litigation or settlement (except to the extent such expenses have already been reimbursed by the other party in accordance with Section 11.3). Then, any monetary recovery in an amount in excess of such expenses shall be shared between Corixa and Kirin equally, provided that with respect to any such excess recovery made by Kirin and attributable to infringement in Territory A ("Territory A Excess"), in lieu of an equal share, Corixa shall be entitled to receive a percentage of the Territory A Excess that approximates the applicable royalty amount that would have been applicable to the sale of infringing products were they Licensed Products hereunder. For purposes of this Section 11.4, "out-of-pocket expenses" shall mean all actual, out-of-pocket costs and expenses of legal work performed and court costs related to a particular action, including all attorneys' fees and related expenses and all court fees, and all other actual, out-of-pocket expenses that a party incurs in connection with such action, including reasonable travel-related expenses.

        11.5 Interference Proceedings. In the event of the declaration of any interference proceeding by the United States patent authorities with respect to Corixa WT-1 Patents or Joint Patents, Corixa shall promptly notify Kirin in writing. Corixa shall have the right to represent and manage Corixa's and Kirin's interests in such proceeding. Corixa and Kirin shall reasonably assist one another and reasonably cooperate in any such proceeding. The costs and expenses of participating in all such interference proceedings shall be allocated as follows: (i) if such proceeding is brought with respect to one or more [*] or [*] or any Corixa Adjuvant Patents or Corixa [*] Patents, Corixa will bear all the costs and expenses associated with such proceeding, and (ii) if such proceeding is brought with respect to Joint Patents or Corixa WT-1 Patents that cover a Licensed Product, but not in connection with one or more [*] or [*] or the Corixa patents listed in the preceding subsection (i), Corixa and Kirin shall share the costs and expenses associated with such proceeding equally.

        11.6 Status Updates. The parties shall keep one another informed of the status of their respective activities regarding any litigation or settlement thereof concerning any Licensed Product or concerning the patent(s) and intellectual property rights licensed to the other party hereunder.

12. CONFIDENTIALITY; PUBLICITY; PUBLICATIONS.

        12.1 Disclosure of Inventions. During the Term of this Agreement, Corixa shall promptly disclose to Kirin and/or supply Kirin in a timely fashion with all Corixa WT-1 Patents, Joint Patents and all relevant patent applications filed and/or controlled by Corixa in Territory A and Territory B related to the Licensed Product(s) or arising from the performance of the Research Program and the Clinical Development Program (except to the extent that Corixa is


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prohibited from doing so by any agreements in existence between Corixa and a third party(ies) as of the Effective Date). During the Term of this Agreement, Kirin shall promptly disclose to Corixa and/or supply to Corixa in a timely fashion with all Kirin Patents, Joint Patents and all relevant patent applications filed and/or controlled by Kirin related to the Licensed Product or arising from the performance of the Research Program and the Clinical Development Program (except to the extent that Kirin is prohibited from doing so by any agreements in existence between Kirin and a third party(ies) as of the Effective Date). In addition, each party shall provide the other party with all its information that is reasonably necessary or useful for achieving the goals of the Research Program and the Clinical Development Program. Upon the reasonably specific request of either party that the other party provide such requesting party with documented Corixa Know-How or Kirin Know-How (as applicable) that may be reasonably necessary for the requesting party to exercise its rights or perform its obligations hereunder, such other party shall comply with such request, provided that neither party shall be required to incur significant costs or dedicate significant resources in providing such materials unless the requesting party agrees to reimburse such other party therefor.

        12.2 Safety. During the Term of this Agreement, each party shall promptly inform the other party of any information that it obtains or develops regarding the utility or safety of any Licensed Product and shall promptly report to the other party any confirmed information of any Serious Adverse Drug Experience or other serious, adverse, or unexpected reactions or side effects related to the utilization or medical administration of any Licensed Product. Each party shall cause any Affiliate or Third Party that performs research on or development of the Licensed Product on behalf of such party to comply with this disclosure obligation.

        12.3 Confidential Information. During the Term of this Agreement and for five (5) years thereafter, neither Corixa nor Kirin shall use or reveal or disclose to any Third Party any Confidential Information of the other party (including of such other party's Affiliates) without first obtaining the written consent of the disclosing party, except as may be otherwise provided herein. No Confidential Information of a disclosing party may be used by the receiving party for any purpose other than the purposes expressly permitted by this Agreement or for the purpose of exercising the receiving party's rights and obligations under this Agreement. Each party shall, at minimum, take reasonable measures and exert a reasonable degree of care to assure that no unauthorized use or disclosure is made by any person to whom access to the other party's Confidential Information is granted. Each party shall promptly notify the other party in writing upon discovery of any unauthorized use or disclosure of the other party's Confidential Information, and shall describe the facts and circumstances of such use or disclosure. The nonuse and nondisclosure obligations set forth in this Article 12 shall not apply to such Confidential Information which is or becomes a matter of public knowledge through no fault of the receiving party, or is already in the possession of the receiving party as of the time of such disclosure by the disclosing party, or is disclosed to the receiving party by a Third Party having the right to do so, or is subsequently and independently developed by employees of the receiving party or Affiliates thereof who had no knowledge of the Confidential Information disclosed. "Confidential Information" shall mean any and all proprietary or confidential information or materials of a party (or its Affiliates) disclosed to or obtained by the other party or otherwise developed by either party in the performance of activities in furtherance of this Agreement, without the need to mark as "proprietary" or "confidential," which information or materials are


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

disclosed or developed under circumstances reasonably indicating that they are proprietary or confidential.

        12.4 Permitted Disclosures. Notwithstanding anything in Section 12.3 to the contrary, the receiving party may, subject to the provisions of this Agreement, disclose Confidential Information received from the disclosing party to: (a) those of its directors, officers, employees, agents, consultants and clinical investigators that have a need to know such Confidential Information to achieve the purposes of this Agreement, provided that such receiving party shall ensure that its directors, officers, employees, agents, consultants or clinical investigators to whom disclosure is to be made are bound by obligations of confidentiality, nondisclosure, and nonuse at least equivalent in scope to and at least as restrictive as those set forth in this Article 12; (b) any Affiliate or permitted sublicensee or distributor to the extent necessary to exercise its rights or fulfill its obligations hereunder, provided such Affiliate or permitted sublicensee or distributor is bound in writing by obligations of confidentiality, nondisclosure, and nonuse at least equivalent in scope to and at least as restrictive as those set forth in this Article 12; and (c) a Third Party who is a financial advisor of such party, provided such Third Party is bound in writing by obligations of confidentiality, nondisclosure, and nonuse at least equivalent in scope to and at least as restrictive as those set forth in this Article 12. In addition, it shall not be a breach of this Article 12 for either party to disclose Confidential Information to the extent required to be disclosed: (i) in order to comply with applicable laws or regulations; (ii) as necessary to file or prosecute patent applications concerning any Licensed Product; or (iii) to carry out litigation against a Third Party concerning any Licensed Product, provided that in each event the receiving party discloses only that portion of Confidential Information required or necessary to be disclosed, and provides reasonable notice to the disclosing party to allow the disclosing party to object to or seek protection for the disclosure.

        12.5 Bankruptcy Procedures. All Confidential Information disclosed by one party to the other shall remain the intellectual property of the disclosing party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a party to this Agreement based on the insolvency or bankruptcy of such party, the bankrupt or insolvent party shall promptly notify the court or other tribunal (a) that Confidential Information received from the other party under this Agreement remains the property of such other party and (b) of the confidentiality and nonuse obligations under this Agreement. In addition, the bankrupt or insolvent party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other party's Confidential Information and to insure that the court, other tribunal or appointee maintains such Confidential Information in confidence in accordance with the terms of this Agreement.

        12.6 Press Release. The parties to this Agreement may each disclose the nature and general terms of this Agreement in a press release following signature, provided that the disclosing party has obtained the prior written approval of the other party (not to be unreasonably withheld or delayed) of the content of such press release. Notwithstanding the foregoing, each party shall have the right to issue press releases immediately and without prior consent of the other party, solely to the extent such press releases disclose any information required to be disclosed at such time by the rules and regulations of the Securities and Exchange Commission or similar federal, state or foreign authorities, as determined in good faith by legal counsel to the disclosing party.

        12.7 Publicity. Neither party shall publish or publicly disclose any discoveries or inventions arising from the performance of the Research Program or the Clinical Development Program (a "Dissemination") without at least sixty
(60) days prior written notice of such planned publication or disclosure sent to the other party. In the event any such Dissemination is determined by the other party to be detrimental to its intellectual property position, the disseminating party shall delay such publication for a period sufficient, but in no event greater than an additional ninety (90) days, to allow the other party to take the steps necessary to protect such intellectual property, including the filing of any patent applications and/or deletion of the other party's Confidential Information. Notwithstanding the foregoing, either party shall have the right to make a Dissemination immediately and without prior consent of the other party if and only to the extent such disclosure is required by the rules and regulations of the Securities and Exchange Commission or similar federal, state or foreign authority, as determined in good faith by such party, provided that the disclosing party provides the other party with notice of the nature and content of such proposed disclosure and seeks confidential treatment for such information the other party reasonably requests be retained as confidential.

13. GOVERNING LAW; DISPUTE RESOLUTION.

        13.1 Governing Law. This Agreement shall be governed by the laws of the State of Washington, USA, as such laws would be applied to agreements entered into and to be performed entirely in Washington as if both parties were Washington residents (without reference to its conflicts of laws principles).

        13.2 Dispute Resolution.

               (a) Informal Resolution. The parties agree to follow the procedures set forth in this Section 13.2 to resolve any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity thereof (each, a "Dispute"), including Disputes with respect to the Collaboration, Development Steering Committee and/or the Commercialization Steering Committee. Prior to engaging in any formal dispute resolution with respect to any Dispute, the Chief Executive Officer of Corixa Corporation and the president of the pharmaceutical division of Kirin, or their respective designees, shall, if either party provides written notice to the other party requesting resolution of such Dispute ("Resolution Notice"), attempt to resolve such Dispute through good faith negotiations. If any Dispute cannot be settled by agreement of the parties pursuant to the preceding sentence within sixty (60) days of receipt of the Resolution Notice, then either party may, by written notice to the other requesting resolution by arbitration ("Arbitration Notice"), invoke the dispute resolution provisions of Section 13.2(b).

               (b) Arbitration. In the event that the dispute resolution provisions of Section 13.2(a) do not result in a mutually agreed resolution of the Dispute, then the parties agree to submit to confidential arbitration, which shall be commenced as soon as practicable following the receipt by one party of the other party's Arbitration Notice. Any arbitration proceeding relating to the Agreement shall be presided over by a single independent arbitrator experienced in the biopharmaceutical industry and having relevant and significant experience relating to the subject matter of the dispute, who shall be agreed to by the parties, provided that if the parties are unable to agree on an arbitrator, then each party shall name one (1) such arbitrator (whose sole role shall be to select an impartial arbitrator) and the two (2) arbitrators will together designate an impartial, independent arbitrator experienced in the biopharmaceutical industry to preside over the arbitration proceeding. Each of the parties agrees to use its reasonable best efforts to cause the arbitrator to be selected by the thirtieth (30th) day after the receipt of the Arbitration Notice. The arbitration shall be held in the City of San Francisco in the State of California in accordance with the rules of the American Arbitration Association then in force (as modified herein), and shall be held on an expedited basis and in confidence. The language of arbitration shall be English. The arbitrator shall not have the power to award exemplary or punitive damages. Each party agrees that the final determination/decision of the arbitrator presiding over the proceeding shall be binding on it. Notwithstanding the foregoing or anything in this Section 13.2, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, including such relief for: (a) breach of confidentiality restrictions; (b) infringement; or (c) compelling the commencement of the dispute resolution provisions in accordance with Section 13.2, without breach of this arbitration provision. The prevailing party in any dispute related hereto, whether in a court of law or in arbitration, shall have its reasonable costs and expenses related to such dispute reimbursed by the non-prevailing party; provided, however, that if the arbitrator rules in favor of one party on some issues and the other party on other issues, the arbitrator shall allocate such costs and expenses between the parties in a manner that bears a reasonable relationship to the outcome of the arbitration. Except for claims for injunctive or other equitable relief, which may be brought in any court of competent jurisdiction, any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to a state or federal court of general jurisdiction in the City of San Francisco in the State of California, USA for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants. Each of the parties irrevocably agrees to submit to the personal jurisdiction and venue of the state and federal courts located in the City of San Francisco in the State of California, USA.

        (c) Notwithstanding any other provision of this Agreement, in the event that the Development Steering Committee acting pursuant to Section 4.2(b)(ii) fails to determine that a given Licensed Product cannot be made, used or sold [*], then either party may compel arbitration in accordance with Section 13.2(b) (subject to an abbreviated consultation under 13.2(a)) to determine whether such Licensed Product cannot be made, used or sold [*]; provided that any such arbitration shall be (i) conducted promptly after a thirty (30) days (rather than a sixty (60) day) period of consultation as provided under Section 13.2(a) and (ii) presided over by a single independent arbitrator who is a neutral patent attorney selected by mutual agreement of the parties, with relevant experience in patent litigation and who has competence in the biopharmaceutical industry. In the event that such arbitrator determines that such Licensed product cannot be made, used or sold [*], then the Development Steering Committee shall be deemed to have made the same determination for purposes of triggering Corixa's corresponding obligations under Section 4.2(b) hereof.


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14. TRADEMARKS.

        14.1 Trademark Ownership. All Licensed Products to be sold in Territory A shall be sold under trademarks selected by Kirin (the "Territory A Trademarks"), and all Licensed Products to be sold in Territory B shall be sold under trademarks selected by the Commercialization Steering Committee (the "Territory B Trademarks," and collectively with the Territory A Trademarks, the "Licensed Product Trademarks"). All Territory A Trademarks shall be owned solely by Kirin, and all Territory B Trademarks shall be owned solely by Corixa; provided, however, that any trademarks identifying Corixa Adjuvants or [*] shall be owned by Corixa worldwide. As between the parties hereto, Kirin shall reimburse Corixa one-half of all costs incurred by Corixa after the Effective Date in connection with the registration and maintenance of Territory B Trademarks.

        14.2 Trademark Licenses. In order to enable each party to perform its obligations as set forth in this Agreement, (a) Kirin hereby grants to Corixa a non-assignable, non-exclusive, royalty-free, fully paid-up right and license to use the Territory A Trademarks outside Territory A (including in Territory C, provided that Corixa shall not be permitted to license or sublicense the use of any Territory A Trademarks to any Corixa Partner (as defined in Section 2.4) unless such Corixa Partner has agreed in advance, in writing, to license to Kirin such trademarks used or to be used in connection with Licensed Products in Territory C upon Kirin's request (which license shall be equivalent in scope to the licenses granted to Kirin hereunder in the Territory B Trademarks)), and (b) Corixa hereby grants to Kirin a non-assignable, non-exclusive, royalty-free, fully paid-up right and license to use the Territory B Trademarks, in each event solely in connection with the preparation and use of Licensed Product promotional materials, labeling of Licensed Products, marketing of Licensed Products, compliance with such parties' obligations under the Territory B Commercialization Program, and as necessary in connection with regulatory correspondence relating to Licensed Products.

        14.3 Trademark Use Requirements. In marketing Licensed Products outside Territory A, Kirin and Corixa shall each comply with mutually agreed trademark usage policies applicable to the Territory B Trademarks, as determined by the Commercialization Steering Committee and as may be amended from time to time. Corixa agrees to comply with Kirin's trademark usage policies applicable to Territory A Trademarks, as amended from time to time. Each party agrees to provide samples of use of the other party's Licensed Product Trademarks as reasonably requested by the other party from time to time for the purposes of the other party's review and quality control of the manner in which its trademarks are used therein. The reviewing party shall notify the other party within ten (10) business days after delivery of such samples, whether the reviewing party approves or disapproves of the manner of such use and, in the case of disapproval, the specific reasons therefor and an acceptable alternative (in which case the other party shall make commercially reasonable efforts to remedy or discontinue such use). In the event the reviewing party fails to so notify the other party within such ten (10) business day period, the reviewing party shall be deemed to have approved of the manner of such use. Any goodwill arising from use by a party of the other party's Licensed Product Trademarks shall accrue to the benefit of the other party.


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                                      -44-
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        14.4 Infringement of Licensed Product Trademarks. Each party shall notify the other party promptly upon learning of any actual, alleged or threatened infringement of a Licensed Product Trademark, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses in respect of any Licensed Product Trademark. The party who owns such Licensed Party Trademark pursuant hereto shall have the right to take responsibility for defending and enforcing a Licensed Product Trademark in its respective assigned territory; provided, that if Corixa fails to take responsive action within a reasonable period of time to defend or enforce a Territory B Trademark and the Kirin reasonably believes such action is necessary to protect Kirin's material financial interests in the applicable territory, the parties shall confer in good faith regarding the defense of the Licensed Product Trademark and, if Corixa still declines or fails to take responsive action, Kirin may take steps to protect, defend, maintain or enforce the Licensed Product Trademark for use by the parties in the territory in connection with the applicable Licensed Product. The parties shall cooperate in good faith with respect to all Licensed Product Trademark enforcement actions hereunder outside Territory A, and each party shall notify the other party promptly of all substantive developments with respect to such Licensed Product Trademark enforcement actions, including, but not limited to, all material filings, court papers and other related documents.

15. MISCELLANEOUS.

        15.1 Force Majeure. If the performance of any part of this Agreement, or of any obligation under this Agreement (other than failure to pay), by either party is prevented, restricted, interfered with or delayed by reason of any government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other cause beyond the reasonable control of the party responsible or liable to perform, unless conclusive evidence to the contrary is provided, the party so affected shall, upon giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected party shall use its commercially reasonable efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. Each party agrees to give the other party prompt written notice of the occurrence of any such condition or cause, the nature thereof, and the extent to which the affected party expects to be unable to perform its obligations hereunder or any part hereof, and to give the other party prompt written notice when it is again fully able to perform hereunder.

        15.2 Severability.

               (a) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

               (b) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.

        15.3 Entire Agreement. This Agreement including all Exhibits hereto constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous and contemporaneous writings and understandings, whether written or oral, including the Confidential Information and Non-Disclosure Agreement dated as of May 9, 2001, as amended on July 30, 2001 (provided that confidential information exchanged between the parties under that agreement shall be deemed Confidential Information hereunder and shall be subject to the terms of Article 12).

        15.4 Modification. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of both parties.

        15.5 Waiver. Except as specifically provided for herein, the waiver from time to time by either of the parties of a breach of or a default under any provision of this Agreement or of any of such party's rights hereunder shall not be effective unless in writing, and no such waiver or such party's failure to exercise any remedy shall operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies provided in this Agreement.

        15.6 Independent Contractors. The relationship between the parties established by this Agreement is that of independent contractors, and nothing contained herein shall or shall be construed to: (a) give either party the power to direct or control the day-to-day activities of the other party; (b) constitute either party as the legal representative or agent of the other party, or constitute the parties as partners or joint venturers; or (c) allow either party to bind the other party or to create or assume any liability or obligation of any kind, express or implied, against or in the name of or on behalf of the other party for any purpose whatsoever, except as expressly set forth in this Agreement.

        15.7 Further Actions. Each party agrees to execute, acknowledge and deliver such further instruments, and to do all such other commercially reasonable acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement.

        15.8 Nature of Agreement. The rights and licenses granted under this Agreement are, for purposes of Section 365(n) of the U.S. Bankruptcy Code (the "Bankruptcy Code"), licenses of "intellectual property" within the scope of
Section 101 of the Bankruptcy Code. The parties agree that each party, as a licensee of such rights and licenses, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy or insolvency proceeding by or against a party, the other party shall be entitled to a complete duplicate of (and complete access to) any such intellectual property and embodiments thereof solely to exercise the rights under this Agreement. If not already in the other party's possession, such other party shall have the right to immediate delivery of such intellectual property and embodiments upon written request.

        15.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        15.10 Headings. All headings are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

        15.11 No Right to Use Names. Except as expressly provided otherwise herein, neither party has the right, express or implied, under this Agreement to use in any manner the name of the other party or any other trade name or trademark of the other party or any of its Affiliates.

        15.12 Notice Procedure and Effectiveness. Any notice required or permitted under this Agreement shall be in writing and be deemed given if delivered (a) personally, (b) by facsimile transmission (receipt verified), (c) by registered or certified mail (return receipt requested), postage prepaid, or
(d) sent by express courier service (receipt verified), to the following addresses of the parties (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

               IF TO CORIXA:

                      Corixa Corporation
                      1124 Columbia Street, Suite 200
                      Seattle, WA 98104
                      Attention: Chief Operating Officer
                                 with a copy to General Counsel
                      Telephone: (206) 754-5711
                      Facsimile: (206) 754-5762

               WITH A COPY TO:

                      Orrick Herrington & Sutcliffe LLP
                      1020 Marsh Road
                      Menlo Park, CA 94025
                      Attention: Brian C. Burr
                      Telephone: (650) 614-7365
                      Facsimile: (650) 614-7401

               IF TO KIRIN:

                      Kirin Brewery Company, Limited
                      Pharmaceutical Division
                      26-1, Jingumae 6-Chome
                      Shibuya-ku, Tokyo 150-8011, Japan

                      Attention: Vice President, Licensing Department,
                                 Pharmaceutical Division
                      Telephone: (03)5485-6206
                      Facsimile: (03)5485-6765

               WITH A COPY TO:

                      Morrison & Foerster LLP
                      425 Market Street
                      San Francisco, CA 94105

                      Attention: Jonathan S. Dickstein
                      Telephone: (415) 268-6224
                      Facsimile: (415) 268-7522

Any notice required or permitted to be given pursuant to this Agreement shall be effective upon receipt by Corixa or Kirin, as the case may be.

16. ASSIGNMENT.

        Neither this Agreement nor any rights or interests hereunder shall be assignable by either party without the prior written consent of the other party; provided, however, that either party may assign this Agreement, and its rights and interests hereunder, without the consent of the other party: (a) to any of such assigning party's Affiliates, if such Affiliate has the financial and other resources to perform and assume all the obligations of the assigning party under this Agreement; or (b) to any Third Party that acquires all or substantially all of the assets of such assigning party or, in the case of Kirin, of Kirin's pharmaceuticals business, or that is the surviving person in a merger or consolidation with such surviving party; in each event, provided that: (i) such assigning party shall promptly notify the other party of such assignment; (ii) such Affiliate or Third Party (as applicable) shall assume and agree in writing to be bound by all of the obligations of the assigning party hereunder; and
(iii) no rights granted hereunder to the non-assigning party are diminished by such assignment. Subject to the foregoing, all rights and obligations under this Agreement and the licenses herein granted shall be binding upon and inure to the benefit of the successors in interest and permitted assigns of the respective parties. Any assignment or transfer in violation of this Article 16 shall be null and void.

17. WARRANTIES, REPRESENTATIONS AND COVENANTS; INSURANCE.

        17.1 Mutual Warranties, Representations and Covenants. Each party hereby warrants, represents and covenants to the other party as follows:

               (a) Such party: (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized; (ii) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (iii) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

               (b) This Agreement is a legal and valid obligation binding upon such party and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such party does not conflict with any material agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

               (c) All material consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such party in connection with the execution and delivery and performance of this Agreement have been and shall be obtained.

               (d) Such party has not, and during the Term will not, grant any rights related to Licensed Products to any Third Party that would conflict with or be inconsistent with the rights granted to the other party hereunder.

        17.2 Corixa Warranties, Representations and Covenants. Corixa hereby warrants, represents and covenants to Kirin as follows:

               (a) Corixa: (i) has the right to grant the licenses and/or sublicenses granted hereunder under the Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, and Corixa Know-How as provided herein; (ii) has not granted, and during the Term hereof will not grant, to any Third Party or Corixa Affiliate any rights that conflict with or materially and adversely affect the rights granted by Corixa hereunder.

               (b) Corixa shall not enter into any agreement or understanding, or any amendment or modification of or to either of the foregoing, that will limit the rights granted to Kirin hereunder.

               (c) As of the Effective Date, except as has been disclosed to Kirin, Corixa neither has received nor do the senior managers of Corixa (and Corixa's in-house Senior Patent Counsel) have actual knowledge of any claims by any Third Parties to an ownership interest in any of the Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, or Corixa Know-How that are licensed to Kirin under this Agreement (other than to the extent rights in such patents or know-how have been in-licensed by Corixa from Third Parties).

               (d) Corixa has disclosed to Kirin all patents and patent applications of which Corixa is aware as of the Effective Date that cover the WT-1 Antigen and/or the manufacture, use or sale thereof.

               (e) To the actual knowledge of Corixa senior management (and Corixa's in-house Senior Patent Counsel), except as has been disclosed to Kirin,
(i) Exhibits A, A-2, and A-3 set forth a complete list of all patents and patent applications that are owned or in-licensed by Corixa or as to which Corixa has the right to license any rights to third parties as of the Effective Date and
(ii) as of the Effective Date, taking into account the fact that the actual formulation, composition, mechanism of action, delivery and methods of manufacture of the Licensed Product to be developed under this Agreement are unknown, there are no other valid patents held by a Third Party and covering the WT-1 Antigen that will prevent the parties from developing, manufacturing and selling the WT-1 Antigen.

               (f) (i) Exhibit A sets forth a complete list of all patents and patent applications covering or otherwise relating to the WT-1 Antigen that are owned (solely or jointly) or controlled by Corixa or as to which Corixa has the right to license any rights to third parties as of the Effective Date; (ii) Exhibit A-2 sets forth a complete list of all patents and patent applications covering or otherwise relating to adjuvant technology that are owned (solely or jointly) or controlled by Corixa or as to which Corixa has the right to license any rights to third parties as of the Effective Date; and (iii) Exhibit A-3 sets forth a complete list of all patents and patent applications covering or otherwise relating to [*] technology that are owned (solely or


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                                      -49-
jointly) or controlled by Corixa or as to which Corixa has the right to license any rights to third parties as of the Effective Date.

               (g) To the actual knowledge of senior managers of Corixa and Corixa's in-house Senior Patent Counsel), as of the Effective Date, taking into account the fact that the actual formulation, composition, mechanism of action, delivery and methods of manufacture of the Licensed Product to be developed under this Agreement are unknown, the manufacture, use, sale or other commercialization of any Licensed Product, solely to the extent such Licensed Product is covered by one or more Corixa WT-1 Patents, Corixa Adjuvant Patents, and/or Corixa [*] Patents, would not infringe any issued patent of any Third Party.

               (h) As of the Effective Date, Corixa has not admitted in writing that any claim of an issued, unexpired patent included within the Corixa WT-1 Patents, Corixa Adjuvant Patents, or Corixa [*] Patents is invalid or unenforceable by the holder thereof by reissue, disclaimer or otherwise;

               (i) As of the Effective Date, except as disclosed prior to the Effective Date to Kirin, no patent or patent application within the Corixa WT-1 Patents, Corixa Adjuvant Patents, or Corixa [*] Patents is involved in or, to the actual knowledge of senior managers of Corixa (and Corixa's in-house Senior Patent Counsel) is threatened to be involved in, any interference, reissue, re-examination or opposition, and there are no claims, judgments or settlements, either actual or, to the actual knowledge of senior managers of Corixa, threatened, relating to the Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents.

               (j) Exhibit B sets forth all of the agreements entered into by Corixa with Third Parties as of the Effective Date pursuant to which Corixa has acquired intellectual property or intellectual property rights included in the Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents.

               (k) (i) Each of the Third Party Agreements is valid, binding and enforceable, and to the best of Corixa's knowledge, no party to any such agreement is in default in complying with any provision thereof and no condition or event or facts exist which, with notice or lapse of time or both, would constitute a default thereunder; (ii) Corixa will comply with all terms of each of the Third Party Agreements, and will be responsible for making all payments due under such Third Party Agreements; (iii) Corixa will notify Kirin promptly if Corixa receives any notice or written communication threatening or stating that a Third Party Agreement licensor intends to terminate its respective Third Party Agreement or modify, assign or amend such Third Party Agreement in any way that adversely affects this Agreement or Kirin's rights hereunder; (iv) Corixa will not terminate, amend or assign, nor by act or omission permit the termination, amendment or assignment of, any Third Party Agreement without the prior written consent of Kirin in the event such termination, amendment or assignment would adversely affect Kirin's rights hereunder; and (v) Corixa will provide Kirin with copies of all communications regarding any alleged or actual breach of any Third Party Agreement.


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                                      -50-
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               (l) During the term of this Agreement, Corixa shall not consent to any assignment, license or sublicense by [*] of all or any part of his right, title or interest in, to or under the [*] to any Third Party. For purposes of this Agreement, "[*]" shall mean: (i) the [*] any foreign counterpart applications to the [*] anywhere in the world, and any other patent applications claiming priority back to the [*]; (ii) all patents issuing anywhere in the world from any of the foregoing patent applications; and (iii) any continuations, continuations-in-part (solely to the extent such continuation(s)-in-part contains subject matter on which claims issuing obtain the benefit of a priority date of any other patent application included herein), divisions, patents of addition, reissues, renewals, registrations, confirmations, reexamination certificates, revalidations, substitutions, extensions and/or foreign counter-parts, anywhere in the world, of any of the foregoing patents or patent applications.

        17.3 Kirin Representation, Warranty and Covenant. Kirin hereby warrants, represents and covenants to Corixa that Kirin: (i) has the right to grant the licenses and/or sublicenses granted hereunder under the Kirin Patents and Kirin Know-How as provided herein; (ii) has not granted, and during the Term hereof will not grant, to any Third Party or Kirin Affiliate any rights that conflict with or materially and adversely affect the rights granted by Kirin hereunder; and (iii) shall not enter into any agreement or understanding, or any amendment or modification of or to either of the foregoing, that will limit the rights granted to Corixa hereunder.

        17.4 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER KIRIN NOR CORIXA MAKES ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO, THE WT-1 ANTIGENS, CORIXA ADJUVANTS, [*], CORIXA WT-1 PATENTS, CORIXA ADJUVANT PATENTS, CORIXA [*] PATENTS, THE JOINT PATENTS, THE KIRIN PATENTS, THE CORIXA KNOW-HOW, OR THE KIRIN KNOW-HOW, OR ANY LICENSED PRODUCTS, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF NONINFRINGEMENT, PATENTABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        17.5 Insurance. Each party (the "Insured Party") shall maintain in full force and effect liability insurance coverage with terms comparable to that maintained by other similarly situated biomedical companies engaged in clinical evaluations and in no case with less than the following minimum coverages.

               (a) Insured Party shall at its sole cost and expense, procure and maintain with one or more insurance carriers with a rating of "A" or higher, comprehensive general liability insurance in amounts not less than $[*] per incident and $[*] annual aggregate and shall name the parties entitled to receive indemnity by Insured Party under Article 20 of this Agreement as additional insureds. Such comprehensive general liability insurance shall provide: (i) product liability coverage, once clinical trials commence and (ii) broad form contractual liability coverage for Insured Party's indemnification obligations under Article 20 of this Agreement. At such time as a Licensed Product is being commercially distributed or sold (other than for the purpose of obtaining regulatory approval) by Insured Party or by an Affiliate, sublicensee or


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                                      -51-
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agent of Insured Party, the foregoing insurance limits will be increased as a function of its (or their) increasing annual Net Sales levels of such Licensed Products as follows:


        Annual Net Sales                                  Insurance Limit
        **  US$[*]                                        US$[*]
        *** US$[*] and ** US$[*]                          US$[*]
        *** US$[*] and ** US$[*]                          US$[*]
        *** US$[*] and ** US$[*]                          US$[*]
        *** US$[*]                                        US$[*]

----------
**  less than
*** greater than or equal to

               (b) Insured Party shall provide the other party with written evidence of such insurance upon request of such other party. Insured Party shall provide the other party with written notice at least thirty (30) days prior to the cancellation, non-renewal or material change in coverage of such insurance.

               (c) Insured Party shall maintain such comprehensive general liability insurance during the period that the Licensed Product is being commercially distributed or sold by Insured Party or by an Affiliate, sublicensee or agent of Insured Party, and for an additional period of ten (10) years thereafter. The minimum amounts of insurance coverage required under this
Section 17.5 shall not be construed to create a limit of Insured Party's liability with respect to its indemnification obligation under Article 20 or under any other provision of this Agreement.

        17.6 LIMITED LIABILITY. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER CORIXA NOR KIRIN WILL BE LIABLE TO THE OTHER PARTY OR ANY OF THE OTHER PARTY'S AFFILIATES WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES (INCLUDING LOST PROFITS), EVEN IF SUCH FIRST PARTY OR ITS AFFILIATES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS, DAMAGE, OR COST.

18. TERM AND TERMINATION.

        18.1 General. This Agreement may not be terminated by either party except in accordance with this Article 18.

        18.2 Term. Unless otherwise terminated in accordance with this Agreement, this Agreement shall expire upon the later of (a) the expiration, lapse or invalidation (or other loss of enforceability, including admission in writing by the holder as invalid or unenforceable) of the last Valid Claim of a Corixa WT-1 Patent or Joint Patent, or, if applicable to a Licensed Product, Corixa Adjuvant Patent and/or Corixa [*] Patent, issued in any country, or (b) the tenth (10th)


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anniversary following commercial market launch of the last Licensed Product(s), if any, that is launched (the period between the Effective Date and the later of the foregoing, or if applicable, any earlier termination in accordance with this Agreement, the "Term").

        18.3 Termination for Breach.

               (a) Termination. If either party materially breaches any material provision of this Agreement and if such breach is not cured within forty-five
(45) days (the "Cure Period") after receiving written notice from the other party specifying such breach, the non-breaching party shall have the right to terminate this Agreement by giving written notice thereof to the party in breach, which termination shall go into effect immediately unless the allegedly breaching party has commenced dispute resolution proceedings pursuant to Section
13.2 (in which event, such termination shall not be effective unless there has been a final mutually agreed resolution by the parties or final decision of the arbitrator finding that termination is justified). In addition, Corixa shall have the right to terminate this Agreement if Kirin initiates any action to challenge the enforceability or invalidity of any claim of any Corixa WT-1 Patent, Corixa Adjuvant Patent, Corixa [*] Patent or Joint Patent, and Kirin shall have the right to terminate this Agreement if Corixa initiates any action to challenge the enforceability or invalidity of any claim of any Kirin Patent or Joint Patent.

               (b) Effect of Termination for Breach. If this Agreement is terminated for material breach by reason of either party's breach in accordance with this Section 18.3, then without further action on the part of either party:

                      i) if Kirin is the terminating party, unless Kirin is also in material breach hereunder, Kirin may, at Kirin's sole discretion, elect to waive any claim for damages against Corixa and either (A) if the termination due to Corixa's breach occurred on or before the eighteenth (18th) month following the Effective Date, Kirin may elect to receive a termination fee from Corixa in the amount of [*] and in such event Corixa agrees to pay such amount to Kirin within thirty (30) days after receiving notice of Kirin's election thereof, or
(B) in lieu of receiving such termination fee from Corixa, and regardless of the date of termination due to Corixa's breach, Kirin may elect to retain for what would have otherwise been the remainder of the Term the rights and licenses granted to Kirin under this Agreement and continue to pay royalties to Corixa as and when they would be due hereunder; provided, however, that (1) if Kirin makes the election set forth in Section 18.3(b)(i)(A) or 18.3(b)(i)(B), such election shall be deemed Kirin's sole remedy for Corixa's material breach of this Agreement, (2) if Kirin makes the election set forth in Section 18.3(b)(i)(B), any and all royalties on Net Sales and Net Proceeds due from Kirin accruing after the effective date of such termination shall be reduced by [*], and (3) Corixa shall have no further obligations hereunder after the effective date of such termination except for those obligations that had accrued prior to the date of such termination and those obligations that survive such termination pursuant to Section 19.8. For the avoidance of doubt, if Kirin does not make any of the elections set forth in this Section 18.3(b)(i) and Kirin chooses to terminate this Agreement pursuant to Section 18.3(a), Kirin shall retain all other rights and remedies it may have at law, in equity or otherwise with respect to any breach by Corixa of this Agreement;


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                                      -53-
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                      ii) unless Kirin makes the election described in Section
18.3(b)(i)(B) above by written notice to Corixa on or before the date the termination becomes effective, all licenses granted under this Agreement, including licenses to Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, Joint Patents, Corixa Know-How, Kirin Know-How, Kirin Patents, clinical data related to the Collaboration, and any Licensed Product Trademarks, shall terminate; and

                      iii) notwithstanding any other provision of this Agreement, if Kirin is the terminating party under this Section 18.3, Kirin shall not be required to pay any termination option fee (as described in Section 18.4(a)) to Corixa.

               (c) Deduction of Costs. The parties acknowledge and agree that in the event that both of the following conditions are satisfied: (1) the occurrence of a material breach of this Agreement by either party which is not cured within the time period permitted and (2) the breaching party does not have the financial resources to meet its obligations under the Agreement; then the other party who has not breached the Agreement shall not be required to terminate this Agreement, shall be permitted to pursue any rights and/or remedies that it may have at law, in equity or otherwise, and shall be entitled:
(i) to pay any reasonable costs the payment of which otherwise would have been the responsibility of the breaching party hereunder but which, in connection with such breach, are not being paid; and (ii) to deduct any such paid costs, including interest thereon calculated pursuant to Section 7.1(b), from any royalty payments otherwise owed to the breaching party.

        18.4 Kirin Early Termination Option.

               (a) Termination. Kirin shall have the option at any time in its sole discretion to terminate this entire Agreement, or at any time to terminate the rights and obligations of Kirin and Corixa with respect to each of Territory A or Territory B, or both territories; provided, however, that in order to exercise this early termination option pursuant to this Section 18.4, Kirin shall (i) provide Corixa with no less than sixty (60) days prior written notice of such termination and (ii) pay a termination option fee within such sixty (60) day period calculated as follows: If Kirin elects to terminate this Agreement in accordance with this Section 18.4(a) with respect to Territory A, Kirin shall pay to Corixa a termination option fee in the amount of [*]; and if Kirin elects to terminate this Agreement in accordance with this Section 18.4(a) with respect to Territory B, Kirin shall pay to Corixa a termination option fee in the amount of [*]. These termination option fees are cumulative, such that if Kirin terminates this entire Agreement with respect to both territories (i.e., Territory A and Territory B) in accordance with this Section 18.4(a), Kirin shall pay to Corixa a termination option fee equal to the amount of [*]. Kirin and Corixa acknowledge that the amounts for the termination option fees set forth in this Section 18.4(a) are negotiated option fees, are intended to fairly reflect the value to Kirin of the option to terminate certain of its obligations under this Agreement and are not to be considered a penalty.


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               (b) Effect of Kirin's Exercise of Early Termination Option. In
the event Kirin terminates this Agreement pursuant to this Section 18.4, whether in its entirety or with respect to Territory A only, or Territory B only, then without further action on the part of either party:

                      i) all licenses granted under this Agreement with respect to the affected territory(ies), including licenses to Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, Joint Patents, Corixa Know-How, Kirin Know-How, Kirin Patents, clinical data related to the Collaboration, and any Licensed Product Trademarks, shall terminate;

                      ii) in the event (A) Corixa wishes to obtain a license within the affected territory(ies) to any Kirin Patents, Kirin Know-How, or Territory A Trademarks (if applicable), or Kirin's interest in any Joint Patents and Joint Inventions, or (B) Corixa wishes to obtain access to and/or the right to use clinical data owned or controlled by Kirin related to Licensed Product(s) within the Territory A, Kirin shall, for a period of thirty (30) days, negotiate the terms of such license with Corixa in good faith (provided that Kirin shall be under no obligation to enter into any such license); and

                      iii) in the event that Kirin has terminated this Agreement pursuant to this Section 18.4 with respect to Territory B only (and not with respect to Territory A), Kirin shall retain its rights hereunder to use in Territory A any pre-clinical and clinical data and other applicable information from or relating to Territory B and Territory C (as applicable) research, development and commercialization activities.

        18.5 Termination For Scientific Reasons.

               (a) Option Notice. At any time during the period that commences with the initiation of a preclinical tests and ends upon the commercial launch of the first Licensed Product developed hereunder, either party shall have the option to terminate its obligations under this Agreement if either (i) all three
(3) formulations of Licensed Product (i.e. [*], [*], and [*] Licensed Product formulations) are determined by the Development Steering Committee to not be suitable for further development based on the results of pre-clinical tests or clinical trials of such formulations (provided that the Development Steering Committee shall be required to consider and make a decision regarding the foregoing within thirty (30) days after the reasonable request of either party) or (ii) the administration of any Licensed Product in any human clinical trial results in a Serious Adverse Drug Experience; provided, however, that in order to exercise this option pursuant to this Section 18.5 the terminating party shall (A) provide the other party with no less than sixty (60) days prior written notice of such termination and (B) provide the other party a detailed disclosure of the basis for its decision.

               (b) Effect of Kirin's Exercise of Option. If Kirin elects to exercise its right under this Section 18.5, Corixa shall notify Kirin, within thirty (30) days after receipt of Kirin's written notice under Section 18.5(a), that either (i) Corixa agrees to terminate this Agreement or (ii) Corixa intends to continue development of any Licensed Product(s). If Corixa agrees to terminate this Agreement, or if Corixa fails to notify Kirin otherwise within such thirty (30) day period, then this Agreement and all licenses granted under this Agreement, including licenses to


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Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, Joint Patents,
Corixa Know-How, Kirin Know-How, Kirin Patents, and any Licensed Product Trademarks, shall terminate. If Corixa notifies Kirin of its intent to continue development of any Licensed Product(s) in accordance with the first sentence of this Section 18.5(b), then, upon Kirin's receipt of such notice: (A) Kirin shall thereafter be relieved of all its obligations to conduct or share in the cost of research, development and commercialization activities hereunder and all other obligations under this Agreement (other than those obligations that accrued prior to such termination and those obligations that survive such termination pursuant to Section 19.8); (B) Kirin shall thereafter have no right to share in Net Sales or Net Proceeds generated by Corixa's activities (except as provided in clause (D) below); (C) the licenses granted to Corixa in accordance with
Section 4.1(c) shall thereafter be deemed exclusive (even as to Kirin, provided that Kirin shall retain such rights solely for internal research purposes and not for commercial manufacture or sale) to Corixa; and (D) the other licenses granted to Corixa in Section 4 shall remain in effect provided that Corixa's continuing rights to Kirin adjuvant technology and any Kirin [*] technology shall be subject to reasonable and customary license terms and conditions consistent with this Agreement and a reasonable royalty that Corixa shall be required to pay to Kirin on all Net Sales of Licensed Products hereunder incorporating or made using such Kirin adjuvant technology and/or any Kirin [*] technology (such license terms and conditions and such royalty to be negotiated in good faith by the parties); provided, however, that thereafter, if Corixa initiates Phase III clinical trials with such Licensed Product(s) within ten
(10) years after the effective date of termination by Kirin under this Section 18.5, then Kirin shall be required pay to Corixa a termination option fee equal to the amount of [*]. Notwithstanding anything to the contrary contained in this Agreement, Corixa's license to Kirin adjuvant and Kirin [*] technology shall be non-exclusive.

               (c) Effect of Corixa's Exercise of Option. If Corixa elects to exercise its right under this Section 18.5, Kirin shall notify Corixa, within thirty (30) days after receipt of Corixa's written notice under Section 18.5(a), that either (i) Kirin agrees to terminate this Agreement or (ii) Kirin intents to continue development of any Licensed Product(s). If Kirin agrees to terminate this Agreement, or if Kirin fails to notify Corixa otherwise within such thirty
(30) day period, then this Agreement and all licenses granted under this Agreement, including licenses to Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, Joint Patents, Corixa Know-How, Kirin Know-How, Kirin Patents, and any Licensed Product Trademarks, shall terminate. If Kirin notifies Corixa of its intent to continue development of any Licensed Product(s) in accordance with the first sentence of this Section 18.5(c), then, upon Corixa's receipt of such notice: (A) Corixa shall thereafter be relieved of all its obligations to conduct or share in the cost of research, development and commercialization activities hereunder and all other obligations under this Agreement (other than those obligations that accrued prior to such termination and those obligations that survive such termination pursuant to Section 19.8);
(B) the licenses granted to Kirin in accordance with Section 4.1(b) shall be deemed exclusive (even as to Corixa, provided that Corixa shall retain such rights solely for internal research purposes and not for commercial manufacture or sale) to Kirin; and (C) the other licenses granted to Kirin in Section 4 shall remain in effect, subject to reasonable and customary license terms and conditions consistent with this Agreement and a reasonable royalty that Kirin shall be required to pay to


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Corixa on all Net Sales of Licensed Products hereunder (such license terms and conditions and such royalty to be negotiated in good faith by the parties).

        18.6 Kirin Right to Terminate.

               (a) Termination on [*]. If at any time during the Term, (i) Corixa breaches Section 4.2(b) hereof and fails to cure such breach; (ii) the Development Steering Committee determines that a Licensed Product cannot be made, used, or sold [*] and either (A) the Development Steering Committee also determines that there is no reasonable strategy for [*] or (B) subsequent efforts to [*] are unsuccessful after nine (9) months after such determination by the Development Steering Committee that a Licensed Product cannot be made, used, or sold [*] (provided that the Development Steering Committee shall be required to meet and to make either of the foregoing determinations upon the request of either party following the [*]); or (iii) any lawsuit is filed against Kirin, its Affiliates or sublicensees, or a legal complaint sufficient to be filed is officially delivered to Kirin, its Affiliates or sublicensees but has not been filed in a court of law, in each case alleging that the development, manufacture, use or sale of Licensed Products [*] (an "[*] Claim"), which [*] Claim is not resolved by Corixa to the reasonable satisfaction of Kirin or dismissed in a final ruling not subject to appeal within one hundred eighty (180) days after such [*] Claim is brought or (iv) Corixa fails to timely defend Kirin from any [*] Claim or to timely indemnify Kirin from Damages arising out of or relating to such [*] Claim in accordance with Section 4.2(b) of this Agreement, then Kirin shall have the right to terminate this Agreement, either in its entirety or solely with respect to those territories or countries in which Corixa's acts or omissions have materially affected Kirin's rights to research, develop, and/or commercialize Licensed Products in such territories or countries, by giving written notice of such termination to Corixa, which termination shall go into effect sixty (60) days following delivery of such notice (unless Corixa has cured the circumstance in subsection (i), (ii), (iii) or (iv), as applicable, to Kirin's reasonable satisfaction within such sixty
(60) day period).

               (b) Termination for Lack of [*]. If a [*] is not obtained in accordance with Section 4.2(d) within [*], and the parties are [*], and if senior management of Kirin has made a good faith determination [*], then Kirin shall have the right to terminate this Agreement by giving written notice of such termination to Corixa within twenty four (24) months of the Effective Date, which termination shall go into effect sixty (60) days following delivery of such notice (unless Corixa has cured the circumstance in Section 4.2(d), within such sixty (60) day period).

               (c) Effect of Kirin's Exercise of Termination Right on [*]. In the event Kirin terminates this Agreement pursuant to this Section 18.6 (whether 18.6(a) or 18.6(b)), then without further action on the part of either party:

                      i) all licenses granted under this Agreement, including licenses to Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, Joint Patents, Corixa Know-How, Kirin Know-How, Kirin Patents, clinical data related to the Collaboration, and any Licensed Product Trademarks, shall terminate in those countries and/or territories with respect to which Kirin terminated this Agreement pursuant to Section 18.6(a); and


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                      ii) notwithstanding any other provision of this Agreement, if Kirin terminates this Agreement under this Section 18.6, Kirin shall not be required to pay any termination option fee (as described in Section 18.4(a)) to Corixa.

        18.7 Termination on Bankruptcy.

               (a) Termination. Either party (the "Terminating Party") may terminate this Agreement by giving written notice to the other party (which termination shall go into effect upon such notice) if, at any time, the other party (the "Bankrupt Party"): (i) shall file in any court or agency pursuant to any statute or regulation of the United States or of any individual state or foreign country, a petition in bankruptcy or insolvency or for reorganization;
(ii) shall petition for or acquiesces in the arrangement or appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (iii) shall commence under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization for the relief of financially distressed debtors, adjustment of debt, dissolution, liquidation or any other similar proceeding; (iv) shall become a party to any proceeding or action of the type described above in (ii) or (iii), and such proceeding or action remains undismissed or unstayed for a period of more than sixty (60) days; (v) shall fail generally to pay its debts as they become due, as set forth in 11 U.S.C. Section 303(h)(1), or such Bankrupt Party's debts are greater than all of such Bankrupt Party's property, as set forth in Section 11 U.S.C. Section 101(32)(A) (as such statutes are interpreted by relevant case law of the United States); (vi) shall cease to do business in the normal course for a period of ninety (90) days or more; (vii) shall have wound up or liquidated its business; or (viii) shall make an assignment for the benefit of creditors.

               (b) Effect of Termination on Bankruptcy. If this Agreement is terminated by either party in accordance with this Section 18.7, then without further action on the part of either party:

                      i) all licenses granted under this Agreement, including licenses to Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, Joint Patents, Corixa Know-How, Kirin Know-How, Kirin Patents, clinical data related to the Collaboration, and any Licensed Product Trademarks, shall terminate; and

                      ii) notwithstanding any other provision of this Agreement, if Kirin terminates this Agreement under this Section 18.7, Kirin shall not be required to pay any termination option fee (as described in Section 18.4(a)) to Corixa.

        18.8 Other No-Fee Termination.

               (a) Termination. Either party shall have the right to terminate this Agreement by giving written notice of such termination to the other party (which termination shall go into effect immediately) upon any of the following occurrences: (i) if, by the date that is ten (10) years after the Effective Date hereof, no Licensed Product developed hereunder has successfully completed Phase III Clinical Trials; (ii) if, by the date that is twelve (12) years after the Effective Date hereof, no regulatory approval has been obtained for a Licensed Product in either Japan or


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the United States; (iii) if a patent owned or controlled by a Third Party renders the parties hereto unable to or otherwise blocks the manufacture, use, sale, or import of all Licensed Product(s) that are in active development and/or are currently being sold by either Party in the United States or Japan and, after reasonable efforts are exerted by the parties, (A) a license on reasonable terms under such Third Party patent that would permit the manufacture, use, sale and import of at least one such Licensed Product in both the United States and Japan has not been obtained, (B) such Third Party patent has not been invalidated or abandoned, (C) in the event that litigation is initiated against Kirin, Corixa or their respective Affiliates in which it is claimed or alleged that the development, manufacture, use, sale or import of a Licensed Product in connection with either party's exercise of its rights or performance of its obligations hereunder, infringes such Third Party patent(s), no reasonable defense exists to such litigation, and (D) no reasonable strategies remain reasonably available to the parties for invalidating such Third Party patent; or
(iv) one (1) or more force majeure events (as described in Section 15.1) delay Corixa's research and/or development efforts or development schedule by at least eighteen (18) continuous months. In addition, Kirin shall have the right to terminate this Agreement by giving thirty (30) days prior written notice of such termination to Corixa in the event that Corixa has done one of the following and the offending activity has not been cured within such thirty (30) day period:
Corixa terminates any Third Party Agreement, or breaches any Third Party Agreement, which breach results in (i) the Third Party who is party to such Third Party Agreement instituting any claim, suit, or proceeding against Kirin or (ii) the material diminishment of Kirin's rights under this Agreement.

               (b) Effect of Either Party's No-Fee Termination. In the event either party terminates this Agreement pursuant to this Section 18.8, then without further action on the part of either party:

                      i) all licenses granted to the terminating party under this Agreement, whether in the Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, Joint Patents, Corixa Know-How, Kirin Know-How, Kirin Patents, clinical data related to the Collaboration, or any Licensed Product Trademarks, shall terminate;

                      ii) (A) the terminating party shall thereafter be relieved of all of its obligations to conduct or share in the cost of research, development and commercialization activities hereunder and all other obligations under this Agreement (other than those obligations that accrued prior to such termination and those obligations that survive such termination pursuant to
Section 19.8); (B) the terminating party shall not be entitled to share in any Net Proceeds or Net Sales generated by the other party after such termination;
(C) the co-exclusive licenses granted to the non-terminating party in accordance with Section 4.1 shall be deemed exclusive (even as to the terminating party, provided that the terminating party shall retain such rights solely for internal research purposes and not for commercial manufacture or sale) to such non-terminating party; and (D) the rights granted to the non-terminating party under Section 4 shall remain in effect; and


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                      iii) notwithstanding any other provision of this
Agreement, if Kirin terminates this Agreement under this Section 18.8, Kirin shall not be required to pay any termination option fee (as described in Section 18.4(a)) to Corixa.

        18.9 Termination By Mutual Agreement. The parties shall have the right to terminate this Agreement at any time and for any reason upon their mutual written agreement; provided that in the event of such termination, notwithstanding any other provision of this Agreement, Kirin shall not be required to pay any termination option fee (as described in Section 18.4(a)) to Corixa, unless otherwise agreed in writing.

        18.10 Suspension of Performance. In the event that (a) any bona fide claim or allegation is made in a letter or other communication (which letter or communication would, if delivered in the United States, trigger the right to file a declaratory action) claiming or alleging that Kirin, its Affiliates or sublicensees, or their respective successors or assigns, has or have [*] or [*], and (b) Kirin reasonably believes that it is necessary for Kirin to suspend certain of its activities under this Agreement in order to avoid [*] or [*], then: (i) Kirin will promptly notify the Development Steering Committee concerning such letter or communication; (ii) the Development Steering Committee will meet within fourteen (14) days of such notice to determine, among other issues, whether Kirin shall be permitted to suspend performance of those of its activities hereunder that could otherwise be deemed to [*] or [*] ("[*] Activities"); and (iii) during such fourteen (14) day period, Kirin may suspend performance of those [*] Activities the suspension of which would not materially adversely impact the continued development of Licensed Products hereunder (and such suspension shall not be deemed a breach of this Agreement). In the event that the Development Steering Committee: (A) determines, in accordance with the foregoing sentence, that Kirin may suspend its performance of the [*] Activities, then Kirin shall be permitted to suspend its performance of the [*] Activities (and such suspension shall not be deemed a breach of this Agreement) for a reasonable period of time under the circumstances as determined by the Development Steering Committee; (B) determines, in accordance with the foregoing sentence, that Kirin may not suspend its performance of the [*] Activities, then Kirin shall not be permitted to continue suspending its performance of the [*] Activities; or (C) is unable to reach a determination as to whether Kirin may suspend its performance of the [*] Activities, then Kirin shall be permitted to suspend its performance of the [*] Activities until the issue is resolved in accordance with the dispute resolution procedures set forth in Section 13.2 (and such suspension shall not be deemed a breach of this Agreement).

19. ADDITIONAL RIGHTS AND DUTIES UPON TERMINATION.

        19.1 Accrued Payments. Upon termination of this Agreement, each party shall pay all sums which are then due hereunder, which, in each case, shall include all payments then due under Articles 2 ("Scope of Research Program; Clinical Development Program and Commercialization Program"), 5 ("Research and Development Funding and Costs"), 6 ("Net Proceeds Sharing and Royalty Payments"), and 11 ("Patents; Prosecution and Litigation"), and Sections 4.2(b) ("[*]") and 4.3 ("Sublicenses of Third Party Rights to Kirin").


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        19.2 Inventory Sell-Off. Upon termination of this Agreement, each party shall notify the other party of the amount of Licensed Product(s) such party and its Affiliates, sublicensees and distributors then have on hand in Territory A and/or Territory B, as applicable, the sale of which would, but for the termination, be subject to a royalty payment or Net Proceeds sharing, and such party and its Affiliates, sublicensees and distributors shall thereupon be permitted to sell that amount of Licensed Product(s) as well as any Licensed Product(s) for which manufacture has already begun, provided that such party shall pay to the other party the amounts payable thereon at the time herein provided for.

        19.3 Know-How. Upon any (a) expiration or (b) termination of this Agreement after which a party is granted or retains a license under Article 18 of this Agreement to continue the research, development, manufacture, commercialization, sale or other exploitation of any Licensed Product(s) (including after the expiration of all Valid Claims covering a given Licensed Product), the licenses granted to such party hereunder in such of the other party's know-how (i.e. with respect to Corixa, in the Kirin Know-How, or with respect to Kirin, in the Corixa Know-How) that existed as of the effective date of termination, shall remain in effect (on a non-exclusive, royalty free, fully paid-up basis) for so long as such party's right to research, develop, manufacture, commercialize, sell, and/or otherwise exploit such Licensed Product(s) remains in effect.

        19.4 Joint Inventions and Joint Patents. In the event this Agreement either expires or is terminated in its entirety, Corixa and Kirin shall, subject to Sections 18.5(b) and (c) and Section 18.8, each have the right to exploit, including but not limited to by means of licensing to Third Party(ies), the Joint Inventions and Joint Patents for any purpose in any field, and neither party shall have any obligation to obtain the other party's consent to any aspect of such permitted exploitation, to account to the other party in any manner in connection therewith, or to make any payment to the other party in connection therewith. Upon any termination of this Agreement with respect to a given country(ies) or territory(ies) pursuant to Section 18.4, Corixa and Kirin shall each have the right to exploit, including but not limited to by means of licensing to Third Party(ies), the Joint Inventions and Joint Patents for any purpose in any field in such country(ies) or territory(ies), and neither party shall have any obligation to obtain the other party's consent to any aspect of such permitted exploitation, to account to the other party in any manner in connection therewith, or to make any payment to the other party in connection therewith, provided that the parties agree to cooperate with each other with respect to any patent prosecution and maintenance activities related to such Joint Patents and Joint Inventions as set forth in Section 11.1 hereof.

        19.5 Licensed Trademarks. Except as otherwise provided in Article 18, each party's licenses in the other party's Licensed Trademarks shall expire, on a trademark-by-trademark basis, upon the expiration or termination of this Agreement; provided, however, that each party (to the extent permitted under this Agreement to sell Licensed Products after expiration or termination of this Agreement): (a) shall thereafter have a reasonable period, not to exceed twelve
(12) months following such expiration or termination, within which to use the existing inventory of such Licensed Product promotional materials and labeling containing any Licensed Product Trademarks; and (b) may continue to use such Licensed Product Trademarks solely as necessary in connection with regulatory correspondence relating to Licensed Products.


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

        19.6 Confidential Information. Upon any termination or expiration of this Agreement, any and all Confidential Information of a party ("Disclosing Party") possessed in tangible form by the other party, its Affiliates or sublicensees or its or any of their officers, directors, employees, agents, consultants or clinical investigators ("Receiving Party") shall, upon written request of the Disclosing Party, be immediately returned to the Disclosing Party (or destroyed if so requested) and not retained by the Receiving Party, its Affiliates or sublicensees or any of their officers, directors, employees, agents, consultants or clinical investigators, provided that, in the event (pursuant to Article 18 or 19) any rights or licenses survive or are granted upon the termination of this Agreement, the party retaining or receiving such rights and/or licenses, as applicable, shall be entitled to retain any Confidential Information of the other party that is reasonably required to exercise such rights and licenses for so long as such rights and licenses survive. Notwithstanding the foregoing, each party may retain one (1) copy of any Confidential Information in an appropriately secure location for record-keeping purposes.

        19.7 Cooperation. If either party ("Licensed Party") shall receive or be granted any rights or licenses from the other party ("Licensing Party") in accordance with the provisions of Article 18, the Licensing Party shall reasonably promptly provide to the Licensed Party (or any Affiliate designated by the Licensed Party) such manufacturing know-how and access to regulatory filings as is reasonably sufficient to allow the Licensed Party to exercise the rights or licensed granted thereunder. The Licensing Party shall further provide reasonable assistance and cooperation required by the Licensed Party with respect to such transfer so as to permit the Licensed Party to begin to exercise such rights as soon as reasonably possible to minimize any disruption in the continuity of supply or marketing of Licensed Products.

        19.8 Survival. Expiration or early termination of this Agreement shall not relieve either party of its obligations incurred prior to such expiration or early termination. In addition, (a) the following Articles and Sections shall survive any expiration or termination of this Agreement (whether such termination is of the entire Agreement or with respect to a given specific territory(ies)): 1 ("Definitions"), 2.6 ("Freedom to Conduct Clinical Trials"), 3.3(d) ("Rights to Data"), 4.2(b) ("[*]"), 4.2(d) ("[*]"), 4.3 ("Sublicenses of
Third Party Rights to Kirin"), 4.4 ("Exploitation of Joint Inventions and Joint Patents"), 5 ("Research and Development Funding and Costs"), 6.7 ("Payments and Currency"), 6.8 ("Withholding Taxes"), 6.10 ("Payments Upon Termination"), 7.1 ("Payments and Reports") (for Sections 5, 6.1, 6.2, 6.7, 6.8, 6.10 and 7.1, only with respect to applicable payments accruing prior to termination or expressly provided to be made after termination hereunder); 7.2 ("Accounting") (in accordance with its terms), 7.3 ("Confidentiality of Reports"), 10.1 ("Inventions"), 12.3 ("Confidential Information") (in accordance with its terms), 12.4 ("Permitted Disclosures"), 12.5 ("Bankruptcy Procedures"), 12.7 ("Publicity"), 13 ("Governing Law; Dispute Resolution"), 14.2 ("Trademark Licenses"), 14.3 ("Trademark Use Requirements"), 14.4 ("Infringement of Licensed Product Trademarks"), 15 ("Miscellaneous"), 16 ("Assignment"), 17.4 ("Disclaimer"), 17.6 ("Limited Liability"), 18 ("Term and Termination"), 19 ("Additional Rights and Duties Upon Termination"), and 20 ("Indemnification"); and (b) only in the event Kirin retains any licenses or rights to Corixa WT-1 Patents, Corixa Adjuvant Patents or Corixa [*] Patents following termination or expiration in accordance with Section 18.3, Section 18.5 or Section 18.8,


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Section 11 ("Patents; Prosecution and Litigation") shall survive termination or expiration of this Agreement solely with respect to such patents.

20. INDEMNIFICATION.

        20.1 Indemnification. Subject to Section 20.2 hereof, from and after the Effective Date, each of the parties hereto (each, the "Indemnifying Party") shall defend, indemnify and hold harmless the other party (the "Indemnified Party") and its Affiliates, successors and assigns, and their respective officers, directors, shareholders and employees from and against all losses, damage, liability and expense including reasonable attorney's fees ("Damages") arising out of any third party claim, suit or demand arising out of or resulting from: (a) any breach or violation of any covenant or agreement made by such Indemnifying Party hereunder (unless such breach or violation has been waived in writing by the Indemnifying Party); (b) any breach of any of the representations or warranties made by such Indemnifying Party hereunder; or (c) the gross negligence or willful misconduct of the Indemnifying Party; provided, however, that the foregoing subsection (c) shall not apply to the extent such Damages are attributable to the gross negligence or willful misconduct of the Indemnified Party.

        20.2 Procedure. If either Indemnified Party receives any written claim which it believes is the subject of indemnity hereunder by the Indemnifying Party, the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party, including the full particulars of such claim to the extent known to the Indemnified Party; provided, however, that the failure to give timely notice to the Indemnifying Party as contemplated under this Section 20.2 shall not release the Indemnifying Party from any liability to the Indemnified Party other than any liabilities directly attributable to such failure. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party, to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party; provided that if the Indemnifying Party does not so assume the defense of such claim, the Indemnified Party may assume such defense with counsel of its choice at the sole cost and expense of the Indemnifying Party. If the Indemnifying Party assumes such defense, the Indemnified Party may participate therein through counsel of its choice, but the cost of such counsel shall be borne solely by the Indemnified Party.

        20.3 Cooperation. The party not assuming the defense of any claim subject to indemnification under this Article 20 shall render all reasonable assistance to the party assuming such defense, provided that all costs of such assistance shall be borne solely by the Indemnifying Party.

        20.4 Settlement. No claim that is subject to indemnification under this
Article 20 shall be settled or otherwise compromised other than by the party defending such claim, and then only with the prior written consent of the other party, which shall not be withheld unless the settlement or compromise either
(a) imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party, or (b) materially adversely affects the Indemnified Party.

                            [Signature page follows]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the Effective Date first written above.


CORIXA CORPORATION                         KIRIN BREWERY COMPANY, LTD.


By:  /s/ STEVEN GILLIS                     By:  /s/ KATSUHIKO ASANO
   ------------------------------------       ----------------------------------
   Steven Gillis                              Katsuhiko Asano
   Chairman and Chief Executive Officer       President, Pharmaceutical Division

                      EXHIBIT A TO LICENSE, DEVELOPMENT AND
                           COMMERCIALIZATION AGREEMENT

                               CORIXA WT-1 PATENTS


------------------------------------------------------------------------------
                        APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE                 DATE            STATUS
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                                    Published
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                                    Converted
------------------------------------------------------------------------------
[*]             CA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CH      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             EP      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US                                             Unfiled
------------------------------------------------------------------------------
[*]             WO      [*]                [*]                 Converted
------------------------------------------------------------------------------
[*]             AR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             AU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             BR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CN      [*]                                    Published
------------------------------------------------------------------------------
[*]             CO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CZ      [*]                                    Pending
------------------------------------------------------------------------------
[*]             EP      [*]                                    Published
------------------------------------------------------------------------------
[*]             HK      [*]                                    Pending
------------------------------------------------------------------------------
[*]             HU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             IL      [*]                                    Pending
------------------------------------------------------------------------------
[*]             JP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             KR      [*]                                    Pending
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
[*]             MX      [*]                                    Pending
------------------------------------------------------------------------------
[*]             MY      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NZ      [*]                                    Pending
------------------------------------------------------------------------------
[*]             PH      [*]                                    Pending
------------------------------------------------------------------------------
[*]             PK      [*]                                    Pending
------------------------------------------------------------------------------
[*]             PL      [*]                                    Pending
------------------------------------------------------------------------------
[*]             RU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             SA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             TR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             TW      [*]                                    Pending
------------------------------------------------------------------------------
[*]             VE      [*]                                    Pending
------------------------------------------------------------------------------
[*]             ZA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                [*]                 Published
------------------------------------------------------------------------------
[*]             US      [*]                                    Converted
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                [*]                 Converted
------------------------------------------------------------------------------
[*]             AU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             EP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             JP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NZ      [*]                                    Pending
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

                     EXHIBIT A-1 TO LICENSE, DEVELOPMENT AND
                           COMMERCIALIZATION AGREEMENT

                                CORIXA ADJUVANTS



[*]

----------
* Confidential Treatment Requested.

                     EXHIBIT A-2 TO LICENSE, DEVELOPMENT AND
                           COMMERCIALIZATION AGREEMENT


                             CORIXA ADJUVANT PATENTS


------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
[*]             US      [*]                                    Converted
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Converted
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             WO      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                                    Converted
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             WO      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                                    Converted
------------------------------------------------------------------------------
[*]             WO      [*]                                    Published
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                                    Pending
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 Expired
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             AT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             AU      [*]                [*]                 Expired
------------------------------------------------------------------------------
[*]             BE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CH      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DK      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IL      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NL      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NO      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NZ      [*]                [*]                 Expired
------------------------------------------------------------------------------



----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             SE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             ZA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             BE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CH      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             ES      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IL      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NL      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NZ      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             ZA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             AU      [*]                [*]                 Granted
------------------------------------------------------------------------------



----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             ES      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NZ      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             BE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CH      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             ES      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NL      [*]                                    Published
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             BE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CH      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NL      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             BE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CH      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NL      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------

----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                                    Published
------------------------------------------------------------------------------
[*]             AR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             AU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             BR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CN      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             EP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             GC      [*]                                    Pending
------------------------------------------------------------------------------
[*]             JP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             MX      [*]                                    Pending
------------------------------------------------------------------------------
[*]             MY      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NZ      [*]                                    Pending
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             PH      [*]                                    Pending
------------------------------------------------------------------------------
[*]             PK      [*]                                    Pending
------------------------------------------------------------------------------
[*]             TW      [*]                                    Pending
------------------------------------------------------------------------------
[*]             VE      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                                    Published
------------------------------------------------------------------------------
[*]             WO      [*]                                    Converted
------------------------------------------------------------------------------
[*]             AU      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             AU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             AU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             BR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CN      [*]                                    Pending
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             EP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             HK      [*]                                    Pending
------------------------------------------------------------------------------
[*]             HU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             IL      [*]                                    Pending
------------------------------------------------------------------------------
[*]             JP      [*]                                    Published
------------------------------------------------------------------------------
[*]             KR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             MX      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NZ      [*]                                    Pending
------------------------------------------------------------------------------
[*]             PL      [*]                                    Pending
------------------------------------------------------------------------------
[*]             SG      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             TR      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             WO      [*]                                    Converted
------------------------------------------------------------------------------
[*]             AP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             AU      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             BR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CN      [*]                                    Pending
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             EP      [*]                                    Published
------------------------------------------------------------------------------
[*]             HK      [*]                                    Pending
------------------------------------------------------------------------------
[*]             HU      [*]                                    Published
------------------------------------------------------------------------------
[*]             ID      [*]                                    Published
------------------------------------------------------------------------------
[*]             IL      [*]                                    Pending
------------------------------------------------------------------------------
[*]             JP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             KP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             KR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             MX      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NZ      [*]                                    Pending
------------------------------------------------------------------------------
[*]             OA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             PL      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                                    Converted
------------------------------------------------------------------------------
[*]             AU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             EP      [*]                                    Published
------------------------------------------------------------------------------
[*]             JP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Converted
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             WO      [*]                                    Converted
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             AU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             BR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CN      [*]                                    Pending
------------------------------------------------------------------------------
[*]             EP      [*]                                    Published
------------------------------------------------------------------------------
[*]             HK      [*]                                    Pending
------------------------------------------------------------------------------
[*]             HU      [*]                                    Published
------------------------------------------------------------------------------
[*]             IN      [*]                                    Pending
------------------------------------------------------------------------------
[*]             JP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             KR      [*]                                    Pending
------------------------------------------------------------------------------
[*]             MX      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NO      [*]                                    Pending
------------------------------------------------------------------------------
[*]             NZ      [*]                                    Pending
------------------------------------------------------------------------------
[*]             SG      [*]                                    Pending
------------------------------------------------------------------------------
[*]             ZA      [*]                [*]                 Granted
------------------------------------------------------------------------------

----------
* Confidential Treatment Requested.

                     EXHIBIT A-3 TO LICENSE, DEVELOPMENT AND
                           COMMERCIALIZATION AGREEMENT


                               CORIXA [*] PATENTS


------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             US      [*]                                    Converted
------------------------------------------------------------------------------
[*]             US      [*]                                    Published
------------------------------------------------------------------------------
[*]             WO      [*]                                    Published
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             WO      [*]                                    Converted
------------------------------------------------------------------------------
[*]             AT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             AT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             AU      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             BE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CH      [*]                [*]                 Granted
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DK      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             EP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             ES      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             LI      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             LU      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             MC      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NL      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             PT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             SE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------

----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             US      [*]                                    Pending
------------------------------------------------------------------------------
[*]             AT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             AU      [*]                [*]                 Pending
------------------------------------------------------------------------------
[*]             BE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CH      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CN      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CN      [*]                                    Pending
------------------------------------------------------------------------------
[*]             EP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             IE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IL      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             KR      [*]                [*]                 Granted
------------------------------------------------------------------------------

----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             NZ      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             SG                         [*]                 ISSUED
------------------------------------------------------------------------------
[*]             TW      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             ZA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             WO      [*]                                    Converted
------------------------------------------------------------------------------
[*]             AT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             BE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CH      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             EP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             EP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             ES      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IE      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             IE      [*]                                    Pending
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             LU      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NL      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             SE      [*]                [*]                 Granted
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             TW      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             CN      [*]                                    Allowed
------------------------------------------------------------------------------
[*]             CN      [*]                                    Pending
------------------------------------------------------------------------------
[*]             IE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             RU      [*]                                    Published
------------------------------------------------------------------------------
[*]             US      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             AT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             BE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             CH      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DK      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             EP      [*]                [*]                 Converted
------------------------------------------------------------------------------
[*]             ES      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FI      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GR      [*]                [*]                 Granted
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             HK      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IL      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IN      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             KR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             LU      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             MX      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NL      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NO      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NZ      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             SE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             SG      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             TW      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             ZA      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             AT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             AU                         [*]                 Granted
------------------------------------------------------------------------------
[*]             BE      [*]                [*]                 Granted
------------------------------------------------------------------------------


----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             BR      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             CA      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             CH      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             DE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             EP      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             ES      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             FR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GB      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             GR      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             IL                         [*]                 Granted
------------------------------------------------------------------------------
[*]             IT      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             JP      [*]                                    Abandoned
------------------------------------------------------------------------------
[*]             LU      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             MX                         [*]                 Granted
------------------------------------------------------------------------------
[*]             NL      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             NZ                         [*]                 Granted
------------------------------------------------------------------------------
[*]             PH                         [*]                 Granted
------------------------------------------------------------------------------
[*]             SE      [*]                [*]                 Granted
------------------------------------------------------------------------------
[*]             US      [*]                [*]                 ISSUED
------------------------------------------------------------------------------
[*]             WO      [*]                                    Converted
------------------------------------------------------------------------------

----------
* Confidential Treatment Requested.

------------------------------------------------------------------------------
                       APP. NO./FILING    PATENT NO./ISSUE
CASE NUMBER   COUNTRY       DATE               DATE              STATUS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[*]             AU      [*]                                    Pending
------------------------------------------------------------------------------
[*]             CA      [*]                                    Pending
------------------------------------------------------------------------------
[*]             EP      [*]                                    Pending
------------------------------------------------------------------------------
[*]             HK      [*]                                    Pending
------------------------------------------------------------------------------



----------
* Confidential Treatment Requested.

                      EXHIBIT B TO LICENSE, DEVELOPMENT AND
                           COMMERCIALIZATION AGREEMENT


                         LIST OF THIRD PARTY AGREEMENTS


        1. License Agreement, made and entered into as of [*], by and among [*] and Corixa.

        2. [*] License Agreement, made and entered into as of [*], between [*] and Corixa.

        3. License Agreement, made and entered into as of [*], between [*] and Corixa.

        4. Exclusive License Agreement, made and entered into as of [*], between [*] and Corixa.

        5. License Agreement, made and entered into as of [*], between [*] and Corixa.



----------
* Confidential Treatment Requested.

                     EXHIBIT B-1 TO LICENSE, DEVELOPMENT AND
                           COMMERCIALIZATION AGREEMENT


                              COPY OF [*] AGREEMENT


[*]

----------
* Confidential Treatment Requested.

                      EXHIBIT C TO LICENSE, DEVELOPMENT AND
                           COMMERCIALIZATION AGREEMENT

                         MINIMUM TERMS AND CONDITIONS OF
                                SUPPLY AGREEMENT


The Supply Agreement, as defined in Section 9.3 of the License, Development and Commercialization Agreement (the "LDC Agreement"), shall contain the following minimum terms and conditions and such other reasonable terms and conditions as the parties may mutually agree upon (capitalized terms in this Exhibit C shall have the meanings given thereto in the LDC Agreement):

        1. Term. The term of the Supply Agreement shall commence upon signing and end upon the expiration or termination of the LDC Agreement.

        2. Suspension and Termination. Upon either party's material breach of a material provision of the Supply Agreement the non-breaching party may either
(a) suspend performance under the Supply Agreement upon thirty (30) days prior written notice detailing the breach unless the breaching party cures such breach within such thirty (30) day period (and any such suspension shall continue until the breaching party has cured such breach, at which time the Supply Agreement shall resume); or (b) the non-breaching party may terminate the Supply Agreement following ninety (90) days prior written notice detailing the breach unless the breaching party cured such breach within such ninety (90) day period.

        3. Supply. Corixa shall, and shall have the right to, manufacture and supply 100% of Kirin's requirements of Licensed Products (including Corixa Adjuvants and [*] for such Licensed Products, if applicable) in both Territory A and Territory B (provided that notwithstanding the foregoing, in the case of Ex Vivo Licensed Products, the foregoing shall apply only to the applicable portion of the Ex Vivo Licensed Product (i.e. the WT-1 antigen) actually supplied, rather than to the entire Ex Vivo Licensed Product). Corixa shall manufacture all Licensed Products in accordance with cGMP applicable to the jurisdiction in which such Licensed Products are manufactured, and with other applicable specifications determined by the Development Steering Committee and, as applicable, the Commercialization Steering Committee, as determined by mutual agreement of the parties or as reasonably required to comply with applicable law. Corixa shall manufacture all Licensed Products in a manner such that such Licensed Products shall have at least a [*] year shelf-life. Corixa may elect to discontinue supplying Kirin by providing Kirin no less than one hundred eighty
(180) days prior written notice of such election, in which case Kirin may exercise its make and have made rights pursuant to Section 4.1(f) of the LDC Agreement (and Corixa will promptly and fully cooperate with Kirin in ensuring a smooth transition to Kirin's exercise of such rights).

        4. QA/QC and Packaging. Corixa shall, in consultation with Kirin and in accordance with any applicable directions of the Development Steering Committee and, as applicable, Commercialization Steering Committee, develop, validate and implement suitable manufacturing and packaging processes for Licensed Products, appropriate quality control and



----------
* Confidential Treatment Requested.

quality assurance processes and procedures, and lot release testing for the Licensed Products. Corixa shall fully disclose such quality control, quality assurance and lot release processes, procedures and testing methods to Kirin.

        5. Delivery. Delivery of Licensed Products shall be made in accordance with reasonable time schedules (including reasonable ordering and fulfillment procedures) and in sufficient quantities to meet Kirin's requirements of Licensed Product. All deliveries to Kirin shall be C.I.F. Narita Airport and shall be subject to testing and acceptance by Kirin. All deliveries not rejected within sixty (60) days of delivery shall be deemed to be accepted by Kirin. Materials properly rejected by Kirin shall be replaced promptly by Corixa at Corixa's sole expense. Kirin shall use its reasonable efforts to assist Corixa in arranging any desired insurance (in amounts that Kirin shall determine) and transportation, via air freight unless otherwise specified in writing by Kirin, to any destinations specified in writing from time to time by Kirin. All customs, duties, costs, taxes, insurance premiums, and other expenses relating to such transportation and delivery shall be at Corixa's expense (and shall be included in Fully Burdened Manufacturing Costs under this Agreement). The Supply Agreement will provide for reasonable acceptance procedures, procedures for returns and supply of replacement goods and final quality assurance and lot release testing procedures.

        6. Transfer Prices. With respect to Licensed Products supplied to Kirin for disposition in Territory A, Kirin shall pay Corixa the amounts specified in
Section 6.2 of the LDC Agreement. With respect to Licensed Products supplied to Kirin under the Supply Agreement for disposition in Territory B, Kirin shall pay Corixa one-half of Corixa's Fully Burdened Manufacturing Cost.

        7. Packaging. Subject to paragraph 8 of this Exhibit C below, Corixa shall be responsible for primary packaging of Licensed Products in accordance with mutually agreed upon specifications, provided that Kirin shall be responsible for secondary packaging of Licensed Products to be sold in Territory A (secondary packaging to include, without limitation, packaging and labeling of the trade carton or shipment package containing the Licensed Product, labeling of the Licensed Products themselves, and corresponding printed components) in accordance with specifications determined by Kirin in its sole discretion.

        8. Local Regulatory Requirements. In the event the applicable laws or regulations of the jurisdiction in which the Licensed Products are to be sold require that portions of the manufacturing process for Licensed Products take place in such jurisdiction (for example, filling, formulation, or labeling), Corixa and Kirin shall reasonably accommodate such requirements and provide each other with such reasonable assistance as may be necessary to comply with such requirements.

        9. Kirin's Manufacturing Rights. In the event: (a) Corixa elects to discontinue supplying Kirin in accordance with Section 3 of this Exhibit C above, (b) Corixa breaches the Supply Agreement which breach affects the availability, quantity or quality of Licensed Products, and Corixa fails to cure such breach within sixty (60) days of Kirin's written notice thereof (provided that the occurrence of the third of three breaches of a similar nature within any consecutive twelve (12) month period shall not be deemed curable hereunder);
(c) Corixa fails materially to meet any of its manufacture and supply commitments for Licensed Products (in terms of availability, quantity or quality of Licensed Products and including the failure to supply Kirin's requirements for Licensed Products) to Kirin under the Supply Agreement (regardless of the cause of such failure and notwithstanding the absence of any breach by Corixa) for a continuous period of nine (9) months or a non-continuous period of twelve (12) months over any two
(2) year period; (d) any of the events triggering a right of Kirin to terminate under Section 18.7 ("Termination on Bankruptcy") occurs with respect to Corixa; or (e) Kirin elects to continue the development and/or commercialization of the Licensed Product(s) in accordance with Section 18.5(c) or Section 18.8 following termination of the LDC Agreement, then Kirin shall thereafter have no further obligation under Section 4.1(f) of the LDC Agreement to forebear exercising, and Kirin shall thereupon have the right to exercise, its "make" and "have made" rights with respect to the Licensed Products. If Kirin exercises this right, it shall provide Corixa with written notice thereof and Corixa shall reasonably cooperate in transferring the necessary Corixa Know-How to Kirin, and provide Kirin with reasonable technical assistance, all as reasonably necessary to enable Kirin to manufacture Licensed Products; provided that Kirin shall reimburse Corixa all out-of-pocket costs incurred in connection with such transfer and assistance (except in the event that Corixa has elected in accordance with Section 3 of this Exhibit C above to discontinue supplying Kirin, in which event Corixa will itself be responsible for all such out-of-pocket costs).

        10. Other. The Supply Agreement will include other provisions customarily found in agreements for products of a similar nature, including, without limitation representations and warranties, rejection, recall and inspection of Licensed Products, facility audits and inspections, performance and quality standards, insurance, indemnification and compliance with governmental laws, rules and regulations in the manufacture and supply of Licensed Products.

                      EXHIBIT D TO LICENSE, DEVELOPMENT AND
                           COMMERCIALIZATION AGREEMENT

                            COST AND REVENUE SHARING


1. Definitions.

        1.1 "Commercialization Costs" shall mean those Costs directly attributable to either Party's performance of the Territory B Commercialization Program (or, as applicable Kirin's performance of its commercialization activities in Territory A), but in any event limited to such Costs that are reasonably and fairly allocable to marketing and sales of Licensed Products, management of sublicensee relationships, manufacture and supply of Licensed Products (to the extent not already addressed hereunder) and regulatory compliance.

        1.2 "Costs" shall mean those variable costs and fixed costs (as defined below in this Section) properly and reasonably incurred by the parties in connection with their performance of, as applicable, the Research Program, the Territory A and Territory B Clinical Development Programs, the Territory B Commercialization Program, and Kirin's commercialization activities in Territory A (each a "Program"). For purposes of this Section: (i) "variable costs" shall be deemed to be the cost of labor, raw materials, supplies and other resources directly consumed in the execution of the applicable Program and amounts paid to permitted contractors and sublicensees to the extent reasonably and fairly attributable to the performance of the applicable Program; and (ii) "fixed costs" shall be deemed to be the cost of facilities, utilities, insurance, facility and equipment depreciation and other fixed costs directly related to, or otherwise reasonably and fairly allocable to, the execution of the applicable Program. All cost determinations made under this Section shall be made in accordance with GAAP or GAAP Counterpart (as applicable), consistently applied. In any event, Costs shall exclude all costs otherwise reimbursed or otherwise paid by one Party to the other pursuant to this Agreement and, for the avoidance or doubt, shall also exclude any unreimbursed remainder portion of costs where the other portion of such costs was reimbursed pursuant to this Agreement (that is, for example, if Kirin already reimbursed Corixa for one half of Corixa's Fully Burdened Manufacturing Costs for Licensed Products hereunder, Corixa must exclude the remaining unreimbursed half of such amount from its incurred Costs to be further shared between the parties under Article 5).

        1.3 "Net Proceeds" shall mean the fair market value of all compensation or consideration received by Corixa or Kirin in connection with: (a) any license and/or sublicense to a Third Party in Territory B of any rights in, to or under a Licensed Product (including Ex Vivo Licensed Products) or the Corixa WT-1 Patents, Corixa Adjuvant Patents, Corixa [*] Patents, or Joint Patents, including license fees, technology access fees, royalties and milestone payments; and (b) Net Sales (as defined in Section 1.35) of Licensed Products (including Ex Vivo Licensed Products) in Territory B. Net Proceeds shall not include any compensation received by Corixa or Kirin: (i) for any materials supplied hereunder or under the Supply Agreement by Corixa to Kirin for sale in Territory A; (ii) for any proceeds received in connection with any litigation or



----------
* Confidential Treatment Requested.

settlement arising from or related to this Agreement or Licensed Product(s) or any other subject matter hereof; (iii) for bona fide research and development services relating to the Licensed Product(s) but solely to the extent provided at actual cost; (iv) from a Third Party in exchange for issuance of the licensing party's securities (including options to purchase the licensing party's securities), provided no such amounts are fairly attributable to anything in subsection (a) or (b) above; or (v) which amounts are already shared by the parties in accordance with the Agreement.

2. Allocation and Reconciliation of Costs.

        2.1 Allocation of Research, Development and Commercialization Costs. Kirin shall reimburse Corixa [*] of those Costs and Commercialization Costs directly attributable to Corixa's performance of the Research Program in Territory B, the Territory B Clinical Development Program and the Territory B Commercialization Program; and Corixa shall reimburse Kirin [*] of those Costs and Commercialization Costs directly attributable to Kirin's performance of the Research Program in Territory B, the Territory B Clinical Development Program and the Territory B Commercialization Program.

        2.2 Reconciliation of Research Costs. Within forty-five (45) days following the end of the first calendar quarter in which Costs are incurred by either party pursuant to the Research Program taking place in Territory B and each subsequent calendar quarter during the Term until the quarter after such Research Program ends or is terminated, each party shall provide to the other a statement of the Costs incurred by such party directly attributable to such party's performance of the Research Program taking place in Territory B. Within thirty (30) days of the date when Cost statements are to be provided, the party incurring the lower amount of Costs for such quarter shall pay to the other an amount equal to one half of the difference between the two incurred Cost amounts for each party for such quarter, so that, as a result of such payment, each party bears [*] of such shared Costs. A report specifying how each payment was calculated shall also be submitted with each payment to the non-paying party.

        2.3 Reconciliation of Development Costs. Within forty-five (45) days following the end of the first calendar quarter in which Costs are incurred by either party pursuant to the Territory B Clinical Development Program, and each subsequent calendar quarter during the Term until the quarter after the Territory B Clinical Development Program ends or is terminated, each party shall provide to the other a statement of the Costs incurred by such party directly attributable to such party's performance of the Territory B Clinical Development Program. Within thirty (30) days of the date when Cost statements are to be provided, the party incurring the lower amount of Costs for such quarter shall pay to the other an amount equal to one half of the difference between the two incurred Cost amounts for each party for such quarter, so that, as a result of such payment, each party bears [*] of such shared Costs. A report specifying how each payment was calculated shall also be submitted with each payment to the non-paying party.

        2.4 Reconciliation of Shared Commercialization Costs. Within forty-five
(45) days following the end of the first calendar quarter in which Commercialization Costs are incurred by either party pursuant to the Territory B Commercialization


----------
* Confidential Treatment Requested.

Program, and each subsequent calendar quarter during the Term until the quarter after the Territory B Commercialization Program ends or is terminated, each party shall provide to the other a statement of the Commercialization Costs incurred by such party directly attributable to such party's performance of the Territory B Commercialization Program. Within thirty (30) days of the date when Commercialization Cost statements are to be provided, the party incurring the lower amount of Commercialization Costs for such quarter shall pay to the other an amount equal to one half of the difference between the two incurred Commercialization Cost amounts for each party for such quarter, so that, as a result of such payment, each party bears [*] of such shared Commercialization Costs. A report specifying how each payment was calculated shall also be submitted with each payment to the non-paying party.

        2.5 Net Proceeds Reconciliation. Within forty-five (45) days following the end of the first calendar quarter during which Net Proceeds are earned by either party, and each subsequent calendar quarter during the Term, each party shall provide to the other a statement of the Net Proceeds received by such party during such quarter. Within thirty (30) days of the date when Net Proceeds statements are to be provided, the party receiving the higher amount of Net Proceeds for such quarter shall pay to the other an amount equal to one half of the difference between the two Net Proceeds amounts for each party for such quarter, so that, as a result of such payment, each party receives [*] of such Net Proceeds. A report specifying how each payment was calculated shall also be submitted with each payment to the non-paying party.

        2.6 Adjustment for Assignment or License of [*] Patent in Certain Countries. In the event that [*] or any assignee, licensee or sublicensee of his right, title or interest in, to or under any of the [*] licenses or exercises any rights under such [*] in any country in Territory B, and [*] or such party, as applicable, or any of their respective licensees or sublicensees, makes or sells any Licensed Product(s) in such country in connection therewith, then Net Proceeds required to be paid to Corixa hereunder shall thereafter be reduced by an amount equal to the lost profits attributable to the sale of any such Licensed Product(s) in Territory B. For purposes of this Section 2.6, lost profits shall be the average per unit profit during the immediately preceding three calendar quarters calculated as follows: total Net Proceeds earned for all Licensed Products sold in Territory B by the parties during the immediately preceding three calendar quarters, minus all Costs incurred by the parties in Territory B during such immediately preceding three calendar quarters. Such per unit profit average shall then be multiplied by the number of units of the competitive Licensed Product(s) actually sold by such third party in Territory B to arrive at the lost profit amount. Such adjustment shall be calculated at the end of each quarter during which such manufacture or sale activity continues.

        2.7 Mechanisms for Net Payment. If the parties mutually agree, they may institute a procedure for netting out all the payments to be made by each party hereunder after the end of each quarter so that only one net payment needs to be made (including, for example, by having the parties exchange reports of Costs incurred and Net Proceeds earned and then using the reports to calculate one net reconciliation payment to be paid by the applicable party).


----------
* Confidential Treatment Requested.

                      EXHIBIT E TO LICENSE, DEVELOPMENT AND
                           COMMERCIALIZATION AGREEMENT

                         THIRD PARTY AGREEMENT ROYALTIES



                                                         Maximum Royalty Rate
                                                         --------------------
   [*]                                                            [*]
   [*]                                                            [*]
   [*]                                                            [*]
   [*]                                                            [*]
   [*]                                                            [*]

   Exhibit E does not include royalties under the [*] license [*]


--------
* Confidential Treatment Requested.